                       OPPENHEIMER VARIABLE ACCOUNT FUNDS

                                 ANNUAL REPORT

                               DECEMBER 31, 1997

        [LOGO]

OPPENHEIMER MONEY FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER MONEY FUND, a series of Oppenheimer Variable Account Funds, primarily seeks maximum current income in "money market" securities that offer individual investors low capital risk and the maintenance of liquidity. These securities include short-term U.S. Government securities, certificates of deposit (CDS), bankers' acceptances and commercial paper.

NARRATIVE BY DOROTHY WARMACK, FUND MANAGER

Compared to the volatility in world stock markets during the past few months, short-term interest rates have remained relatively calm. As is often the case, U.S. money market instruments became a safe haven in times of stress.

In addition to safety and liquidity, money market fund investors also enjoyed high yields during the year ended December 31, 1997. One reason: the Federal Reserve Board raised short-term interest rates by 0.25 percentage points in late March of 1997. This new interest rate was in place for most of the period covered by this report.

For the year ended December 31, 1997, Oppenheimer Money Fund, a series of Oppenheimer Variable Account Funds, provided a compounded annual yield of 5.32%. Without compounding, the corresponding yield was 5.19%. The seven-day annualized yields with and without compounding on December 31, 1997 were 5.38% and 5.24%, respectively.(1) It's important to remember that an investment in the Fund is neither insured nor guaranteed by the U.S. government, and there is no assurance that the Fund will maintain a stable $1.00 share price in the future.

Typically, long-term and short-term interest rates move in the same direction. During the past few months, long-term rates have fallen sharply. That's because investors worldwide increasingly invested in U.S. Treasury bonds of all maturities when they liquidated their Asia equity positions. Generally, when the demand for bonds rises, bond prices increase, and issuers can pay lower yields to attract the same number of investors.

However, while long-term interest rates have been falling, U.S. money market yields have actually been rising in recent weeks. The main reason is that Japan, the world's second largest issuer of short-term debt, continues to have financial difficulties. Because investors perceive a lowered credit quality there, issuers have been required to pay higher interest rates to compensate for the additional risk. To compete, American issuers in both the government and corporate sectors have been forced to also raise their short-term rates.

With this backdrop of heightened credit concerns, our strategy remains constant: to invest in securities that present minimal credit risk. Today, U.S. blue chip corporations offer a wide selection of commercial paper and other money market instruments that currently are paying attractive yields.

All things considered, the U.S. economy is the envy of the world. Inflation is virtually non-existent, long-term interest rates have fallen below 6%, the federal budget is nearly balanced, unemployment is under 5% and economic growth continues to be strong. True, Asia's devalued currencies and uncertain business environment will slow our economy somewhat, because our exports to the Far East will be curtailed. However, our economy was beginning to overheat in 1997 and had the events in Asia not taken place, the Federal Reserve Board might have intervened by raising short-term interest rates to slow down the economy.

As we have seen, world events can have a dramatic impact on interest rates as well as the investment markets. However, we don't try to predict the future course of interest rates and use those predictions to set our investment strategy. Instead, we "ladder" the portfolio with some securities maturing in a few days, some maturing in a month, some maturing in two months and so on. With a relatively broad maturity spectrum, the portfolio is widely diversified and able to take advantage of a variety of market conditions.

Money market yields are often compared with the rate of inflation to determine a "real" rate of return. The real rate of return equals the stated money market yield minus the rate of inflation. At the same time, money market funds provide a strong combination of liquidity and safety of principal during times of volatility in other markets.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Money Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Compounded yields assume reinvestment of dividends. Past performance does not guarantee future results.

OPPENHEIMER HIGH INCOME FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER HIGH INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks a high level of current income. The Fund invests in high-yielding, lower-rated and unrated fixed-income securities.(1)

NARRATIVE BY DAVID NEGRI, FUND MANAGER (2)

After a slow start, Oppenheimer High Income Fund performed relatively well during 1997. For the one year period ended December 31, 1997, the Fund provided an average annual total return of 12.21%.(3) These results reflect changes in share price, plus reinvested income distributions, but are calculated before insurance product charges are considered.

High-yield bonds had a good year in 1997. As yields on U.S. government securities and investment-grade corporate bonds declined, investors began to look to the high-yield bond market for incrementally higher yields. Greater demand caused prices to rise, and existing high-yield bondholders benefited from capital appreciation, which contributed to high total rates of return. This trend continued until late in the year, when the market declines in Asia shifted demand to high-quality credits such as U.S. Treasury securities. This "flight to quality" caused U.S. Treasury securities to outperform other types of bonds, including high-yield bonds, in the fourth quarter of 1997.

With the exception of our foreign bond position, which declined, we maintained a steady allocation among bond market sectors during the year. We also invested about 4% of the portfolio in preferred stocks.(4)

Our positions in corporate bonds were primarily in telecommunications companies, including wireless communications. We also held bonds from companies in the cable television and financial services industries. All three industries are in the midst of deregulation, which we believe will be good for their businesses.

At the start of the year, our foreign bond positions were primarily in emerging markets, including Latin America, Eastern Europe and Asia. As the U.S. dollar gained strength, we cut back our exposure to Asia and Eastern Europe.

After the crisis in Asia developed and markets there plunged, we found very attractive opportunities in Latin America. Bond markets in Latin America declined in the wake of Asia's fall, despite the fact that the two regions do not share the same problems. However, we expect Latin America's economic growth rates to be very good next year. That's because Brazil has announced aggressive steps to protect its currency and its financial system, and Mexico should be a beneficiary of the strong U.S. economy. Inflation in these countries is down to levels we haven't seen in many decades, and they've increased the strength of their financial sector substantially. While we're not excited about Asia just yet - we think it's still too early - we think Latin America will do well in 1998.

We are also optimistic about prospects for the U.S. high-yield bond market during 1998. Most important, we believe economic conditions should remain favorable. We expect growth to slow from current levels, largely in response to declining demand for U.S. products overseas. We believe the rate of inflation should remain at its current low levels. We expect these factors and others to cause long-term interest rates to decline modestly from current levels, and investors should continue to seek higher yields in the high-yield marketplace.

We plan to continue to allocate assets among those sectors of the high-yield and foreign bond markets that we believe should provide the best yields relative to risk. We believe this strategy should enable the Fund to provide a high level of income and the opportunity for attractive total returns for its shareholders. We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer High Income Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. The Fund invests in below-investment-grade securities, which may entail greater credit risks, as described in the prospectus.

2. Effective January 1, 1998 the Fund's portfolio manager is Tom Reedy.

3. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

4. The Fund's portfolio is subject to change.

OPPENHEIMER BOND FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER BOND FUND, a series of Oppenheimer Variable Account Funds, primarily seeks a high level of current income from investing in high-yield fixed-income securities. Secondarily, the Fund seeks capital growth when this is consistent with its primary objective of high current income.

NARRATIVE BY DAVID NEGRI, FUND MANAGER

After a slow start, Oppenheimer Bond Fund performed relatively well during 1997. For the one year period ended December 31, 1997, the Fund provided an average annual total return of 9.25%.(1) These results reflect changes in share price, plus reinvested income distributions, but are calculated before insurance product charges are considered.

As it became apparent toward mid-year that inflation would remain low, our view of the interest rate environment became more positive. As a result, we increased the Fund's AVERAGE DURATION, a measure of the portfolio's sensitivity to changes in interest rates. By increasing the average duration from about 5.0 years early in the year to a high of 5.8 years, we created a portfolio that was more sensitive to DECLINING interest rates, which helped produce commensurately higher rates of capital appreciation.(2)

Our allocation of assets among the various types of bonds did not change significantly during the year, however. We kept about 65% of the Fund's assets in U.S. government securities, including U.S. Treasuries and mortgage-backed securities issued by federal agencies. Another 30% of the portfolio was invested in investment-grade corporate bonds, primarily in the cable television, media and commercial banking industries. These industries are in the midst of deregulation, which we believe will be good for their businesses. On the other hand, we've de-emphasized companies in the metals, paper and retail industries because, at this late stage of the economic cycle, we don't want exposure to companies that are too sensitive to changes in the economy.

About 15% of our corporate bond position was allocated to commercial private mortgage securities, which represent pools of mortgages on hotels, shopping malls, apartment buildings and other enterprises. During the past 12 months, commercial mortgage bonds offered attractively high yields compared to other bonds, as well as the relative safety of secured underlying assets.

The other 2% of the portfolio was invested in bonds issued by governments and corporations overseas. While the Fund had virtually no exposure to Southeast Asia, we did, and still do, have some positions in bonds issued in Australia. The bond markets there have performed exceedingly well, but the ripple effect from the Asian crisis caused a devaluation of their currencies relative to the U.S. dollar, which offset the returns from the bond market rallies in those countries for U.S. investors.

As for the future, we are optimistic about prospects for the U.S. bond market during 1998. We expect economic growth to slow from current levels, in large part in response to declining demand for U.S. products overseas. We believe the rate of inflation should remain at its current low levels as growth moderates. The federal government's progress toward a balanced budget should contribute to less issuance of U.S. Treasury securities. Yet demand for these bonds should remain high as overseas investors seek the safety of bonds issued by the most creditworthy government in the world. We expect these factors and others to cause long-term interest rates to decline modestly from current levels.

We intend to maintain the Fund's current strategic orientation. We expect to keep the portfolio's average duration relatively long to hold higher yielding securities for as long as possible while interest rates fall. What's more, we plan to continue to allocate assets among those sectors of the bond market that we believe should provide the best yields relative to risk. We believe this strategy should enable the Fund to provide a competitive level of income and the opportunity for attractive total returns for its shareholders.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Bond Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

2. The Fund's portfolio is subject to change.

OPPENHEIMER CAPITAL APPRECIATION FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER CAPITAL APPRECIATION FUND, a series of Oppenheimer Variable Account Funds, primarily seeks capital appreciation through investments in the common stocks of "growth-type" companies. In addition, the Fund may selectively invest in "special situations" that management believes may provide opportunities for growth.

NARRATIVE BY PAUL LAROCCO, FUND MANAGER

Oppenheimer Capital Appreciation Fund, a series of Oppenheimer Variable Account Funds, provided an average annual total return, without considering insurance product charges, of 11.67% for the one-year period ended December 31, 1997.(1)

Back in April of 1997, we felt the fundamentals of the Fund's portfolio were very strong - even though some of the holdings had low values in the market. We believed these relatively low valuations represented a great buying opportunity, and we used some of the Fund's cash to add to our positions. Over June, July and August, many of these holdings increased in value, and resulted in a positive performance swing for the Fund. The fundamentals of these companies remained strong, and their valuations continued to improve.

In this Fund, we continue to aggressively pursue stocks in industries which represent emerging growth, new technologies, and innovative products and services. These are exciting areas in which to invest because many large open-ended opportunities exist to invest in a company that's small today - but, due to its potential for rapid growth, may become a much larger company in the next several years.

In particular, information technology service companies represent an interesting area for us. Due to the increasing complexity of technology, many corporations rely on outside consulting resources to help them understand what their needs are and how to address their information technology challenges.

We're also investing in companies that provide software and services for the healthcare industry, an area which represents a huge untapped opportunity. Historically, hospitals and doctors have spent a much lower percentage of their revenues on software and hardware than other businesses. Now, they need to implement new information technologies to automate their business processes (much of which are still hand-written) and provide the best quality care at the lowest cost. This includes everything from scheduling doctors and ordering supplies to interfacing between labs and handling billing and managed care.

Another positive contributor to the Fund has been energy and oil service companies. Today there's more demand for oil exploration equipment and technology than in recent years because the cost of finding oil has gone down so much - and the success rate has risen. As a result, drilling has become more economically attractive, even with the relatively low price of oil.

On the other hand, the Fund has shifted away from some technology companies that manufacture semiconductor and telecommunications equipment, due to their exposure to the turmoil in Asia. The products and fundamentals of these companies appear fine, but we believe that demand will weaken in the uncertain economies of the Asia/ Pacific region, which will result in a significant hit to earnings for several quarters. However, because this Fund has a small/mid-cap focus, it is much more domestically oriented than many of its peers. And, as a result, the Fund is less exposed to overseas market fluctuations than are funds invested in larger multinational companies.

In 1998, we believe investors will be looking for earnings growth as the U.S. economy slows. If the earnings of multinational companies are disappointing, investors may leave those stocks and choose to invest in the companies where earnings are growing strong - which we believe include small and mid-cap stocks. With that thought in mind, we're very optimistic for the Fund over the coming year.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Capital Appreciation Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

OPPENHEIMER GROWTH FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER GROWTH FUND, a series of Oppenheimer Variable Account Funds, seeks capital appreciation from investments in securities of well-known and established companies. The Fund's present focus is in securities of mid-or large-cap companies with a history of earnings and dividend growth.

NARRATIVE BY JANE PUTNAM, FUND MANAGER

Oppenheimer Growth Fund exhibited strong performance over the past year. The Fund's average annual total return, without considering insurance product charges, for the one-year period ended December 31, 1997 was 26.68%.1

This strong performance is particularly impressive in light of the Fund's significant cash holdings - holdings that should be understood in context of our investment strategy and style. We make investment choices, both what to buy and what to sell, on a stock-by-stock basis - a "bottom-up" approach. And while we focus on stocks with good prospects for growth, we are price-sensitive, following a "growth at a good price" strategy.

In a market like the one we experienced in 1997, our approach typically leads us to sell more stocks than we buy. When a number of stocks we held reached our target price levels, we sold them. We have identified many stocks that we'd like to purchase based on their fundamentals, however, we often thought they were simply too expensive. And, while growth prospects were certainly there, we could not buy growth "at a good price," and as a result, we developed a cash cushion. That cash cushion proved valuable during the market volatility we experienced in October and November. Cash on hand both helped dampen the effect of market swings on the Fund and provided the liquidity to take advantage of the attractive buying opportunities that were created when stock prices temporarily dropped.

While we select stocks based on their individual merit, many of the stocks we held were in industry sectors which outperformed the overall market. The Fund held large positions in the financial, consumer cyclical and energy sectors, all of which showed solid growth. Within those industries we emphasized investments in market segments that reported solid returns: in the financial industry, brokers and consumer finance companies; in the consumer cyclical sector, selected department, drug and grocery stores; and in the energy sector, oil service companies and drillers.2

In the financial sector we trimmed our bank holdings during the year, choosing instead to invest in asset managers, insurance companies, consumer lenders and other specialized financial service firms, like the Travelers, a top holding of the Fund. As the world's population grows older, we believe increased savings for retirement will become a more important theme, not just in the United States, but throughout Europe and selected other countries as well. We also believe that as the asset management industry consolidates, the stronger firms will become even stronger. A firm with the Travelers' strengths - exceptional management, broad product line, global presence, strong financial track record and proven acquisition expertise - is well positioned to grow and to dominate its market globally.

CVS, a major consumer cyclical holding of the Fund, is another firm that has shown the ability to take advantage of extensive industry consolidation. CVS has been resourceful in laying out the front of its stores: the area filled with high-margin impulse purchases, such as batteries and suntan lotion, that shoppers walk through on the way to the prescription counter in the back. CVS recently acquired Revco, a similar firm, but one that's much less successful in front-end, high margin sales. By bringing its management ability and layout strategy to bear, CVS should be able to create their typical much higher per store returns in the stores acquired from Revco.

On the other hand, performance in certain sectors lagged. Technology, in which we are traditionally an aggressive investor, had mixed results. While some subsectors, such as software and selected PC manufacturers, were strong, other areas in which we hold positions, such as disk drive and semiconductor manufacturers, held down performance. We have reduced overall exposure to technology stocks, targeting those companies that we believe are most vulnerable should a slowdown in overall technology spending occur. Instead, we are focusing on more familiar domestic names that have a high visibility and possess more stable earnings histories.

Going forward, we plan to remain focused on our fundamental approach of seeking growth at the right price. We hope to reduce our cash level by identifying companies with solid operating and financial fundamentals and by purchasing their shares at what we believe are reasonable price levels. In 1998, unsettled conditions in certain sectors of the global economy may well dampen growth and could reduce corporate profits. In such an environment, we believe that our disciplined approach and emphasis on individual stock selection should serve investors well.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Growth Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

2. The Fund's portfolio is subject to change.

OPPENHEIMER MULTIPLE STRATEGIES FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER MULTIPLE STRATEGIES FUND, a series of Oppenheimer Variable Account Funds, seeks total return from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities. Total return includes current income as well as capital appreciation. The current allocation of the Fund's portfolio aims to take advantage of current economic conditions, while seeking to manage risk.

NARRATIVE BY RICHARD RUBINSTEIN, FUND MANAGER

Oppenheimer Multiple Strategies Fund performed relatively well during 1997. For the one year period ended December 31, 1997, the Fund provided an average annual total return of 17.22%, without considering insurance product charges.(1)

Our approach to managing the Fund is to attempt to produce above-average returns while seeking to manage risk, regardless of the prevailing economic and market environments. We strive to control risk through broad diversification, which enables shareholders to participate in many different markets and types of investments simultaneously. By maintaining exposure to many different areas of the financial markets, shareholders are more likely to participate in attractive investments at any given time.

During 1997, several different types of investments performed well. The Fund's exposure to the stock market ranged between 48% and 54% of assets during the year, enabling shareholders to participate in the stock market's exceptional performance. The balance of between 46% and 52% of the Fund was invested in bonds. In addition to contributing to returns as interest rates declined, our bond market exposure helped cushion shareholders from the negative effects of the stock market's sharp sell-offs, including a drop of more than 10% in the spring and the one-day decline of about 8% in late October.(2)

We also emphasize broad diversification within each asset class. Our bond portfolio consists of a mix of U.S. Treasury securities, high-yield corporate bonds and foreign bonds from a combination of developed and emerging countries. We increased our holdings of U.S. Treasury securities over the year. We commensurately reduced our positions in corporate and foreign bonds as the differences in yields between these bond sectors and U.S. Treasury securities narrowed.

The Fund's stock portfolio is diversified, not just among companies and industries, but also among investment styles, including the growth, value, contrarian, high-yield and international areas. Some of our largest international holdings included banks in Switzerland, Italy, France, and Germany. We expect these companies to benefit from improved efficiency, lower costs, higher revenues and greater profitability. In the high-yield area, we increased our position in electric utilities because of their attractive dividend yields. In the contrarian area, we found opportunities in companies with good businesses that have encountered short-term or intermediate-term problems. If those problems are resolved, we expect their stock prices to rise.

Looking toward the future, we are cautiously optimistic. We are optimistic because of the state of the U.S. economy as well as most regions overseas. In the U.S., moderate rates of growth and low inflation should continue to support the revenues of domestic companies. European companies are in the early stages of the process of corporate restructuring that helped U.S. companies become more efficient over the past decade. Latin America also has learned some difficult lessons and appears to be on track toward more economic growth.

On the other hand, we are cautious because of our longstanding experience that markets do not rise or fall in a straight line. The markets' volatility in 1997 may be a signal that further turbulence is ahead. And the persistent problems in Japan and Southeast Asia could constrain growth in the economies of the rest of the world. With stock valuations at historical highs, and bond yields at recent lows, we are concerned that any unexpected disappointments could trigger a market decline.

Our multiple-strategies approach should enable us to participate in rising markets, while broad diversification provides protection against unexpected market declines. We regard the Fund as a "portfolio for all seasons." Whatever the future brings, we believe that the Fund is well positioned to confront the challenges and take advantage of the opportunities.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Multiple Strategies Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

2. The Fund's portfolio is subject to change.

OPPENHEIMER GLOBAL SECURITIES FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT
FUNDS

OBJECTIVE

OPPENHEIMER GLOBAL SECURITIES FUND, a series of Oppenheimer Variable Account Funds, seeks long term capital appreciation from growth companies worldwide.

NARRATIVE BY BILL WILBY, FUND MANAGER

Oppenheimer Global Securities Fund performed well during 1997. For the one-year period ended December 31, 1997, the Fund provided an average annual total return of 22.42%.1 These results reflect changes in share price, plus reinvested distributions, but are calculated before insurance product charges are considered. We also performed well relative to our peers, ranking 4 of 199 among global sub-accounts, as measured by Lipper Analytical Services for the one-year period ended December 31, 1997.2

While the performance of the international markets was mixed in 1997, our investment approach, which emphasizes individual opportunities rather than specific international regions, worked quite well. Our approached helped us avoid the trouble spots in the global equity markets and participate where prospects were brightest.

With that said, we believe it is important to understand the environment in which we operated. That's because 1997 was an extraordinarily difficult year for some of the world's stock markets and a strong year for others. For example, European markets provided attractive returns, the result of increased investor confidence in an economic recovery. Another major theme driving Europe's markets has been the corporate restructuring taking place as companies prepare for the anticipated debut of the European Monetary Union on January 1, 1999. In contrast, the Asian markets did very poorly. In Japan, a prolonged economic recession kept stock prices depressed, and the emerging markets of Southeast Asia declined sharply between July and October. Because we held only a few minor positions in markets such as Indonesia and Thailand, the Fund avoided the brunt of the Asian sell-off.

Instead, we focused primarily on Europe, where we found several attractive investments, primarily in the financial services industry. For example, our European holdings include French banks engaged in aggressive cost-cutting programs, a reorientation towards shareholder value and a strong earnings recovery. In addition, we held a large position in Cap Gemini, one Europe's largest software companies, which performed very well over the past year.3

In contrast, we reduced our positions in U.S. financial services companies, including some of the large banks. We believe that consumer credit problems may intensify, which could affect lenders' earnings. On the other hand, we have maintained positions in U.S. technology leaders, such as IBM, which is in the midst of a change from a mainframe manufacturer to a technology services company. As IBM completes this shift, we believe the market may reward them with a higher stock price.

The global oil services industry contributed significantly to the Fund's performance in 1997. Holdings such as Global Marine and TransOcean Offshore have high quality fleets of semi-submersible oil rigs, and these companies have benefitted from increased exploration for oil.

Looking forward, we have adopted a more defensive posture. Whatever the future brings, however, we remain confident that our disciplined investment approach can help our shareholders participate in the global financial markets.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Global Securities Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

2. Source: LIPPER ANALYTICAL SERVICES, INC., 12/31/97. Based on the comparisons between changes in net asset value without considering insurance product charges, with dividends and capital gains distributions reinvested. The Fund was ranked 4 of 199 (1-year) and 3 of 60 (5-year) among global sub-accounts for the period ended 12/31/97. Past performance does not guarantee future results.

3. The Fund's portfolio is subject to change.

OPPENHEIMER STRATEGIC BOND FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER STRATEGIC BOND FUND, a series of Oppenheimer Variable Account Funds, seeks a high level of current income from debt securities. The Fund primarily invests in three sectors: foreign fixed-income securities(1), lower rated high-yield domestic corporate bonds and U.S. government securities.

NARRATIVE BY DAVID NEGRI, FUND MANAGER

After a slow start, Oppenheimer Strategic Bond Fund performed relatively well during 1997. For the one year period ended December 31, 1997, the Fund provided an average annual total return of 8.71%.(2) These results reflect changes in share price, plus reinvested income distributions, but are calculated before insurance product charges are considered.

As it became apparent toward mid-year that inflation would probably remain low, our view of the interest rate environment became more positive. As a result, we increased the Fund's AVERAGE DURATION, a measure of the portfolio's sensitivity to changes in interest rates. By increasing the average duration to a high of
5.1 years, we created a portfolio that was more sensitive to DECLINING interest rates, which helped produce higher rates of return.(3)

Our allocation of assets among the various types of bonds did not change significantly, however. We kept about 30% of the Fund's assets in U.S. government securities, including U.S. Treasuries and mortgage-backed securities issued by federal agencies. Another 35% of the portfolio was invested in high-yield corporate bonds, which performed particularly well. We also invested about 20% of the portfolio in bonds from foreign governments and corporations. Our foreign bond positions were split evenly between bonds from developed countries, such as Europe, Australia, Canada, New Zealand, and bonds from emerging markets, including Latin America, Eastern Europe and Asia.

Our positions in corporate bonds were primarily in telecommunications companies, including wireless communications. We also held bonds from companies in the cable television and financial services industries. These industries are in the midst of deregulation, which we believe will be good for their businesses.

In the foreign bond sector, the Fund had virtually no exposure to Southeast Asia, and the Fund performed relatively well when the Asian crisis developed. However, the problems in Asia also affected bond markets in Latin America, despite the fact that the two regions do not share the same problems. When bond prices fell in Latin America, we took advantage of the opportunity to add to our positions at very attractive prices. Our positions in bonds issued in New Zealand and Australia have performed well, but the ripple effect from the Asian crisis caused a devaluation of their currencies relative to the U.S. dollar. Devaluation offset the returns from the bond market rallies in those countries for U.S. investors.

We are optimistic about prospects for the U.S. bond market. Perhaps most important, 1998 economic conditions should remain favorable. We expect economic growth to slow from current levels in response to declining demand for U.S. products overseas. The rate of inflation should remain at its current low levels as growth moderates. The federal government's progress toward a balanced budget should contribute to less issuance of U.S. Treasury securities. Yet demand for these bonds should remain high as economic problems overseas cause investors to seek the safety of bonds issued by the most creditworthy government in the world. We expect these factors and others to cause long-term interest rates to decline modestly from current levels.

We intend to maintain the Fund's current strategic orientation. We are keeping the portfolio's average duration relatively long to hold higher yielding securities for as long as possible while interest rates fall. We also plan to continue to allocate assets among those sectors of the bond market that we believe should provide the best yields relative to risk. We believe this strategy should enable the Fund to provide a competitive level of income and the opportunity for attractive total returns for its shareholders.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Strategic Bond Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Investing in foreign securities entails special risks, such as currency fluctuations, described in the prospectus.

2. Includes changes in net asset value per share without deducting insurance product charges. Such performance would have been lower if these charges were taken into account.

3. The Fund's portfolio is subject to change.

OPPENHEIMER GROWTH & INCOME FUND, A SERIES OF OPPENHEIMER VARIABLE ACCOUNT FUNDS

OBJECTIVE

OPPENHEIMER GROWTH & INCOME FUND, a series of Oppenheimer Variable Account Funds, seeks high total return, which includes growth in the value of its shares, as well as current income from equity and debt securities.

NARRATIVE BY ROBERT MILNAMOW, FUND MANAGER

Oppenheimer Growth & Income Fund performed very well during 1997. For the one-year period ended December 31, 1997, the Fund provided an average annual total return, without considering insurance product charges, of 32.48%.(1) We also performed well relative to our peers, ranking 26 of 475 among growth and income sub-accounts, as measured by Lipper Analytical Services for the one-year period ended December 31, 1997.(2)

In general, the Fund's performance has improved during the past six months due to investments in both strong sectors/industries and specific stocks.

For example, the Fund held several financial stocks throughout the year, many of which have benefited from both excellent fundamentals and consolidation activity. One of our largest holdings, Chase Manhattan Bank, was an above average performer during 1997. We remain positive on Chase because of its inexpensive valuation, tight expense controls, and strong global presence. Furthermore, Chase has been aggressively buying back its stock, a bullish sign.

Other strong performers in the financial arena are some of our insurance holdings, including Allstate and Everest Re. Allstate has reported positive earnings gains due to its ability to improve its operating costs during the past year, as well as its ability to limit its exposures to major risk areas and natural disasters. Everest Re, a reinsurance company that provides excess layers of property and casualty insurance to other insurance companies, has also exhibited strong gains during the period.

Technology stocks have also been key contributors to the Fund's positive performance throughout the year, though they have become somewhat volatile in recent months. We have eliminated our positions in a few companies with deteriorating fundamentals, and we have increased our holdings in a number of other technology companies, including Ikon, First Data and Structural Dynamics. These companies have all underperformed the market during the past year, but, we continue to believe that these companies still have very promising fundamentals.

Another position we added to during the last few months is Republic Industries. Republic Industries is a rapidly growing company in the new, used and rental car businesses. By offering user-friendly "one-stop shopping," Republic is trying to simplify and improve the whole automotive buying experience for consumers.

The Fund was unable to benefit last year from its limited holdings in energy service companies. While the energy sector has corrected sharply during the past few months, the group was an above average performer during 1997. We continue to like the fundamentals in this sector, and as a result, over the past few months we've been adding to our energy service holdings. We are particularly excited about companies that specialize in deep-water drilling activity.

Looking into 1998, our biggest concern is what impact the financial crisis in Southeast Asia will have on earnings growth for many of our investments. We will continue to monitor our holdings closely to identify those companies most at risk to earnings disappointments. In conclusion, we believe that the key to the Fund's ability to continue outperforming its peers is its ability to be flexible and opportunistic, and to seek to capitalize on market opportunities as they arise.

We appreciate your confidence in Oppenheimer Variable Account Funds - Oppenheimer Growth & Income Fund. We look forward to helping you reach your financial goals in the future.

----------------------------
1. Includes changes in net asset value per share without deducting any insurance product charges. Such performance would have been lower if these charges were taken into account.

2. Source: LIPPER ANALYTICAL SERVICES, INC., 12/31/97. Based on the comparisons between changes in net asset value without considering insurance product charges, with dividends and capital gains distributions reinvested. Past performance does not guarantee future results.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
-------------------------------------------------------------
DIRECT BANK OBLIGATIONS - 9.4%
-------------------------------------------------------------
Abbey National North America Corp.,
5.54%, 1/23/98                       $6,000,000  $  5,979,687
-------------------------------------------------------------
Bankers Trust Co., New York, 5.71%,
4/15/98(1)                            3,000,000     3,000,000
-------------------------------------------------------------
National Westminster Bank of
Canada, 5.59%, 4/30/98                3,000,000     2,944,585
                                                 ------------
Total Direct Bank Obligations                      11,924,272
-------------------------------------------------------------
LETTERS OF CREDIT - 8.6%
-------------------------------------------------------------
ABN Amro Bank NV, guaranteeing
commercial paper of Formosa
Plastics Corp., USA-Series A,
5.55%, 2/27/98                        2,000,000     1,982,425
-------------------------------------------------------------
Bank of America, guaranteeing
commercial paper of Formosa
Plastics Corp., USA-Series B,
5.55%, 3/19/98                        2,000,000     1,976,258
-------------------------------------------------------------
Credit Suisse, guaranteeing
commercial paper of Daewoo
International Corp., 5.63%, 4/22/98   5,000,000     4,913,204
-------------------------------------------------------------
Societe Generale, guaranteeing
commercial paper of Nacional
Financiera SNC-Series B, 5.535%,
2/17/98                               2,000,000     1,985,548
                                                 ------------
Total Letters of Credit                            10,857,435
-------------------------------------------------------------
SHORT-TERM NOTES - 75.7%
-------------------------------------------------------------
AUTOMOTIVE - 0.8%
BMW US Capital Corp., 5.65%,
1/14/98                               1,000,000       997,960
-------------------------------------------------------------
BANKS - 4.9%
Bankers Trust New York Corp.,
5.54%, 2/17/98                        3,280,000     3,256,276
-------------------------------------------------------------
Barnett Banks, Inc., 5.92%, 1/16/98   3,000,000     2,992,500
                                                 ------------
                                                    6,248,776
-------------------------------------------------------------
BROKER/DEALERS - 24.5%
Bear Stearns Cos., Inc., 6.169%,
3/23/98(1)                            5,000,000     5,002,296
-------------------------------------------------------------
Lehman Brothers Holdings, Inc.:
4.975%, 8/14/98(1)                    2,000,000     2,000,000
5.70%, 4/10/98                        3,000,000     2,952,975
-------------------------------------------------------------
Merrill Lynch & Co., Inc., 5.67%,
5/22/98                               6,250,000     6,111,203
-------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co., 6.75%, 3/24/98        5,000,000     5,000,000
-------------------------------------------------------------
Republic New York Securities Corp.,
7%, 4/24/98                           5,000,000     5,000,000
-------------------------------------------------------------
Salomon Smith Barney, Inc.:
5.77%, 3/30/98                        2,000,000     1,971,791
5.884%, 10/20/98(1)                   3,000,000     3,000,000
                                                 ------------
                                                   31,038,265
-------------------------------------------------------------
COMMERCIAL FINANCE - 6.5%
CIT Group Holdings, Inc., 5.902%,
3/11/98(1)                            1,000,000     1,000,000
-------------------------------------------------------------
FINOVA Capital Corp.:
5.60%, 1/5/98                         2,000,000     1,998,756
5.61%, 4/29/98                        2,000,000     1,963,223
-------------------------------------------------------------
Heller Financial, Inc.:
6%, 1/9/98                              334,000       333,555
6%, 4/2/98                            3,000,000     2,954,500
                                                 ------------
                                                    8,250,034
-------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 1.5%
First Data Corp., 5.67%, 5/19/98      2,000,000     1,956,530
-------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.2%
General Electric Capital Corp.,
5.55%, 2/23/98                        2,510,000     2,489,491
-------------------------------------------------------------
General Motors Acceptance Corp.,
5.56%, 1/26/98                        1,500,000     1,494,208
                                                 ------------
                                                    3,983,699

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL   VALUE
                                     AMOUNT      NOTE 1
-------------------------------------------------------------
INDUSTRIAL SERVICES - 4.7%
PHH Corp.:
5.939%, 1/27/98(1)                   $1,000,000  $    999,986
5.96%, 1/15/98(1)                     5,000,000     4,999,981
                                                 ------------
                                                    5,999,967
-------------------------------------------------------------
INSURANCE - 5.5%
Pacific Mutual Life Insurance Co.,
5.647%, 1/2/98(1)(2)                  5,000,000     5,000,000
-------------------------------------------------------------
Travelers Insurance Co., 5.708%,
9/16/98(1)(2)                         2,000,000     2,000,000
                                                 ------------
                                                    7,000,000
-------------------------------------------------------------
LEASING & FACTORING - 3.9%
American Honda Finance Corp.,
5.58%, 1/22/98                        5,000,000     4,983,725
-------------------------------------------------------------
MANUFACTURING - 1.4%
Rexam PLC, 6%, 1/12/98(3)             1,750,000     1,746,792
-------------------------------------------------------------
METALS/MINING - 3.3%
Rio Tinto America, Inc., 5.55%,
2/27/98(3)                            4,200,000     4,163,093
-------------------------------------------------------------
NONDURABLE HOUSEHOLD GOODS - 2.6%
Newell Co., 6.80%, 1/2/98(3)          3,345,000     3,344,368
-------------------------------------------------------------
SPECIAL PURPOSE FINANCIAL - 12.9%
Asset Backed Capital Finance, Inc.:
5.60%, 2/9/98(3)                      1,500,000     1,490,900
5.68%, 1/8/98(3)                      2,000,000     1,997,791
-------------------------------------------------------------
Beta Finance, Inc.:
5.54%, 2/25/98(3)                     2,000,000     1,983,072
5.56%, 3/12/98(3)                     2,000,000     1,978,300
5.57%, 4/29/98(3)                     2,000,000     1,963,486
-------------------------------------------------------------
Cooperative Assn. of Tractor
Dealers-Series A, 5.95%, 2/10/98      1,000,000       993,389
-------------------------------------------------------------
CXC, Inc.:
5.59%, 2/17/98(3)                     3,000,000     2,978,106
5.68%, 3/26/98(3)                     3,000,000     2,960,240
                                                 ------------
                                                   16,345,284
                                                 ------------
Total Short-Term Notes                             96,058,493
-------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
5.5%
-------------------------------------------------------------
Finnish Export Credit Ltd., 5.55%,
7/15/98                               2,000,000     1,939,875
-------------------------------------------------------------
Westseutsche Landsbank
Girozentrale, 8%, 1/2/98              5,000,000     4,998,889
                                                 ------------
Total Foreign Government
Obligations                                         6,938,764
-------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE                99.2%  125,778,964
-------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES             0.8     1,003,418
                                     ----------  ------------
NET ASSETS                                100.0% $126,782,382
                                     ----------  ------------
                                     ----------  ------------

Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1997. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

2. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $7,000,000, or 5.52% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.

3. Security issued in an exempt transaction without registration under the Securities Act of 1933. Such securities amount to $24,606,148, or 19.41% of the Fund's net assets and have been determined to be liquid pursuant to guidelines adopted by the Board of Trustees.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 4.6%
----------------------------------------------------------------------
Amresco Commercial Mortgage Funding
I Corp., Multiclass Mtg. Pass-
Through Certificates, Series
1997-C1, Cl. H, 7%, 6/17/29(2)            $      200,000  $   178,813
----------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1997-D4:
Cl. B1, 7.525%, 4/14/29(3)                       167,000      165,435
Cl. B2, 7.525%, 4/14/29(3)                       167,000      161,338
Cl. B3, 7.525%, 4/14/29(3)                       166,000      153,835
----------------------------------------------------------------------
CBA Mortgage Corp., Mtg.
Pass-Through Certificates, Series
1993-C1:
Cl. E, 7.76%, 12/25/03(3)                        250,000      252,675
Cl. F, 7.76%, 12/25/03(3)(4)                     700,000      562,590
----------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates, Series 1997-C1:
Cl. E, 7.50%, 3/1/11(2)                          506,000      523,862
Cl. F, 7.50%, 6/20/13(2)                         300,000      291,000
Cl. G, 7.50%, 6/20/14(2)                         500,000      462,350
Cl. H, 7.50%, 8/20/14(2)                         225,000      177,660
----------------------------------------------------------------------
Commercial Mortgage Acceptance
Corp., Collateralized Mtg.
Obligation, Series 1996-C1, Cl. E,
8.129%, 12/25/20(3)(4)                           250,000      261,250
----------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1:
8.116%, 2/25/11(2)(3)                          1,500,000    1,276,950
8.116%, 5/25/08(2)(3)                            300,000      304,290
----------------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, 7.086%,
4/18/27(5)                                     8,207,763      640,109
----------------------------------------------------------------------
General Motors Acceptance Corp.,
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, Cl. X,
8.905%, 7/15/27(5)                             9,689,791      975,035
----------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl.
D, 8.189%, 6/15/21(3)                            367,685      375,958
----------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. E, 7.51%,
2/15/28(2)(3)                                    835,342      798,404
Series 1997-HF1, Cl. F, 6.86%,
2/15/10(2)                                       300,000      273,375
----------------------------------------------------------------------
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl.
F, 7.452%, 5/20/07(2)                            254,890      242,783
Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl.
G, 7.15%, 6/15/06(4)                             750,000      712,734
----------------------------------------------------------------------
NationsCommercial Corp., NB
Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. C,
8.921%, 8/12/11(4)                               900,000      961,031
----------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. E, 8%, 6/25/26               664,744      656,286
Series 1994-C2, Cl. G, 8%, 4/25/25               745,616      744,456
Series 1995-C1, Cl. F, 6.90%,
2/25/27                                          724,039      682,516

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS
(CONTINUED)
----------------------------------------------------------------------

Salomon Brothers Mortgage
Securities VII, Series 1996-B, Cl.
1, 7.136%, 4/25/26                        $    1,473,761  $ 1,040,844
----------------------------------------------------------------------
Structured Asset Securities Corp.,
Multiclass Pass-Through
Certificates, Series 1996-C3, Cl.
E, 8.458%, 6/25/30(4)                            650,000      651,625
                                                          ------------
Total Mortgage-Backed Obligations
(Cost $12,447,815)                                         13,527,204
----------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.2%
----------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 (Cost $9,255,469)                     9,000,000    9,250,317
----------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
2.1%
----------------------------------------------------------------------
Argentina (Republic of) Unsec.
Unsub. Medium-Term Nts., 5.50%,
3/27/01                              JPY     110,000,000      835,103
----------------------------------------------------------------------
Argentina (Republic of) Unsec.
Unsub. Medium-Term Nts., 8.75%,
7/10/02                              ARP         420,000      364,417
----------------------------------------------------------------------
Bulgaria (Republic of) Interest
Arrears Bonds, 6.69%, 7/28/11(3)                  50,000       36,625
----------------------------------------------------------------------
Ecuador (Republic of) Disc. Bonds,
6.688%, 2/28/25(3)                               335,000      252,925
----------------------------------------------------------------------
Ecuador (Republic of) Past Due
Interest Bonds, 6.688%, 2/27/15(3)               699,878      458,420
----------------------------------------------------------------------
Financiera Energetica Nacional SA
Nts., 9.375%, 6/15/06                            500,000      504,688
----------------------------------------------------------------------
Halkbank Turkiye Halk Bonds, 8%,
2/26/02                              DEM         170,000       89,820
----------------------------------------------------------------------
Hashemite (Kingdom of Jordan)
Collateralized Par Bonds, Series
DEF, 4%, 12/23/23(3)                             580,000      400,200
----------------------------------------------------------------------
Hashemite (Kingdom of Jordan) Disc.
Bonds, 6.875%, 12/23/23(3)                       500,000      417,031
----------------------------------------------------------------------
Ivory Coast (Government of) Past
Due Interest Bonds, 12/29/49(7)                1,375,000      543,125
----------------------------------------------------------------------
Nigeria (Federal Republic of)
Promissory Nts., Series RC, 5.092%,
1/5/10                                           319,347      225,695
----------------------------------------------------------------------
Pakistan (Republic of) Bonds,
9.856%, 5/30/00(3)                               130,000      125,125
----------------------------------------------------------------------
Pakistan (Republic of) Debs.,
11.50%, 12/22/99                                  54,000       54,135
----------------------------------------------------------------------
Pera Financial Services Sec. Nts.,
9.375%, 10/15/02(4)                              110,000      101,337
----------------------------------------------------------------------
Peru (Republic of) Front-Loaded
Interest Reduction Bonds, 3.25%,
3/7/17(3)                                        300,000      177,750
----------------------------------------------------------------------
Peru (Republic of) Past Due
Interest Bonds, 4%, 3/7/17(3)                    260,000      168,675
----------------------------------------------------------------------
Petroleos Mexicanos Debs., 14.50%,
3/31/06                              GBP         180,000      376,139
----------------------------------------------------------------------
PT Hutama Karya Promissory Nts.,
Zero Coupon, 28.69%, 2/10/98(8)      IDR   1,000,000,000      174,620
----------------------------------------------------------------------
Romania (Government of) Bonds,
7.75%, 6/17/02                       DEM          98,000       52,732
----------------------------------------------------------------------
Turkey (Republic of) Treasury
Bills, Zero Coupon, 101.517%,
3/18/98(8)                           TRL  20,000,000,000       79,557
----------------------------------------------------------------------
Venezuela (Republic of) Bonds,
9.25%, 9/15/27                                    65,000       58,403
----------------------------------------------------------------------
Venezuela (Republic of) Disc.
Bonds, Series W-B, 6.75%,
3/31/20(3)                                         3,570        3,209
----------------------------------------------------------------------
Venezuela (Republic of) Disc.
Bonds, Series DL, 6.75%,
12/18/07(3)                                      238,095      214,137
----------------------------------------------------------------------
Venezuela (Republic of) Sr. Unsec.
Unsub. Nts., Series REGS, 9.125%,
6/18/07                                          300,000      294,000
                                                          ------------
Total Foreign Government
Obligations (Cost $6,283,361)                               6,007,868

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.7%
----------------------------------------------------------------------
Algeria (Republic of) Reprofiled
Debt Loan Participation, Tranche A,
6.625%, 9/4/06(3)                         $    1,010,000  $   828,200
----------------------------------------------------------------------
Morocco (Kingdom of) Loan
Participation Agreement, Tranche A,
6.66%, 1/1/09(3)                                 100,000       86,391
----------------------------------------------------------------------
Russian (Government of) Principal
Loans Debs., 6.719%,
6/2/98(2)(3)(7)                                1,115,000      689,906
----------------------------------------------------------------------
Trinidad & Tobago Loan
Participation Agreement, Tranche B,
1.575%, 9/30/00(2)(3)                JPY      59,260,366      423,871
                                                          ------------
Total Loan Participations (Cost
$2,073,605)                                                 2,028,368
----------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 57.5%
----------------------------------------------------------------------
BASIC INDUSTRY - 3.5%
----------------------------------------------------------------------
CHEMICALS - 1.8%
ClimaChem, Inc., 10.75% Gtd. Sr.
Unsec. Nts., 12/1/07(4)                          300,000      310,500
----------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07              250,000      269,375
----------------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(4)                            475,000      470,250
----------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr.
Sec. Nts., 10/15/03                            1,045,000    1,162,562
----------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25%
Sr. Nts., 10/15/07(4)                            400,000      396,000
----------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
9.25% Sr. Nts., 6/15/07                          575,000      582,187
----------------------------------------------------------------------
Sovereign Specialty Chemicals,
Inc., 9.50% Sr. Sub. Nts.,
8/1/07(4)                                        750,000      772,500
----------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(9)                                       650,000      399,750
----------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                     300,000      301,500
11.75% Sr. Unsec. Sub. Nts.,
8/15/06                                          635,000      650,875
                                                          ------------
                                                            5,315,499
----------------------------------------------------------------------
CONTAINERS - 0.1%
Consumers International, Inc.,
10.25% Sr. Sec. Nts., 4/1/05(2)                  375,000      412,500
----------------------------------------------------------------------
METALS/MINING - 0.2%
Metallurg, Inc., 11% Sr. Nts.,
12/1/07(4)                                       535,000      551,050
----------------------------------------------------------------------
PAPER - 0.4%
Four M Corp., 12% Sr. Nts., Series
B, 6/1/06(2)                                     150,000      159,750
----------------------------------------------------------------------
Riverwood International Corp.,
10.625% Sr. Unsec. Nts., 8/1/07                  750,000      765,000
----------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr.
Nts., 11/15/07                                   300,000      312,000
                                                          ------------
                                                            1,236,750
----------------------------------------------------------------------
STEEL - 1.0%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                         540,000      556,200
----------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                               675,000      783,000
----------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr.
Sec. Nts., 4/1/01                                700,000      764,750
----------------------------------------------------------------------
Keystone Consolidated Industries,
Inc., 9.625% Sr. Nts., 8/1/07(4)                 825,000      832,219
                                                          ------------
                                                            2,936,169

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
CONSUMER RELATED - 7.6%
----------------------------------------------------------------------
CONSUMER PRODUCTS - 1.9%
Coleman Escrow Corp., Zero Coupon
Sr. First Priority Disc. Nts.,
10.71%, 5/15/01(8)                        $      530,000  $   353,775
----------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Unsec.
Sub. Nts., 9/1/07                                250,000      262,500
----------------------------------------------------------------------
Holmes Products Corp., 9.875% Gtd.
Nts., 11/15/07(4)                                400,000      409,000
----------------------------------------------------------------------
Icon Fitness Corp., 0%/14% Sr.
Disc. Nts., 11/15/06(2)(9)                       900,000      513,000
----------------------------------------------------------------------
Icon Health & Fitness, Inc., 13%
Sr. Sub. Nts., Series B, 7/15/02                 800,000      898,000
----------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub.
Disc. Nts., Series B, 11/15/04(9)              1,450,000    1,268,750
----------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon
Sr. Sec. Disc. Nts.:
10.56%, 3/15/01(8)                             1,515,000    1,052,925
12.33%, 3/15/98(8)                               350,000      346,421
----------------------------------------------------------------------
TAG Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05(2)                           350,000      421,750
                                                          ------------
                                                            5,526,121
----------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.6%
CFP Holdings, Inc., 11.625% Gtd.
Sr. Nts., Series B, 1/15/04                       75,000       75,375
----------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr.
Disc. Nts., 12/15/07(4)(9)                       500,000      288,750
----------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sub. Nts., 11/15/07(4)              1,000,000    1,035,000
----------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75%
Sr. Sub. Nts., 5/15/07                           350,000      358,750
                                                          ------------
                                                            1,757,875
----------------------------------------------------------------------
HEALTHCARE - 0.6%
Genesis Health Ventures, Inc.,
9.25% Sr. Sub. Nts., 10/1/06                     115,000      117,731
----------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                     35,000       37,275
9.50% Sr. Sub. Nts., 9/15/07(4)                  765,000      787,950
----------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50%
Sr. Sub. Nts., 7/1/07(4)                         655,000      674,650
                                                          ------------
                                                            1,617,606
----------------------------------------------------------------------
HOTEL/GAMING - 3.5%
Boyd Gaming Corp.:
9.25% Sr. Unsec. Gtd. Nts., 10/1/03              575,000      605,187
9.50% Sr. Unsec. Sub. Nts., 7/15/07              125,000      131,562
----------------------------------------------------------------------
Capital Gaming International, Inc.,
Promissory Nts., 8/1/95(10)                        9,500            0
----------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub.
Nts., 8/15/07                                    825,000      853,875
----------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd.
First Mtg. Nts., 12/1/03                       1,550,000    1,674,000
----------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                                    400,000      423,000
----------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                             1,275,000    1,341,937
----------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                         700,000      899,500
----------------------------------------------------------------------
Rio Hotel & Casino, Inc.:
10.625% Sr. Sub. Nts., 7/15/05                   125,000      135,625
9.50% Gtd. Sr. Sub. Nts., 4/15/07                550,000      584,375
----------------------------------------------------------------------
Showboat Marina Casino
Partnership/Showboat Marina Finance
Corp., 13.50% First Mtg. Nts.,
Series B, 3/15/03                              1,100,000    1,325,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
HOTEL/GAMING (CONTINUED)

Signature Resorts, Inc., 9.75% Sr.
Sub. Nts., 10/1/07(4)                     $      900,000  $   904,500
----------------------------------------------------------------------
Station Casinos, Inc.:
10.125% Sr. Sub. Nts., 3/15/06                   735,000      779,100
9.625% Sr. Sub. Nts., 6/1/03                     200,000      207,000
----------------------------------------------------------------------
Venetian Casino Resort LLC/Las
Vegas Sands, Inc., 12.25% Mtg.
Nts., 11/15/04(4)                                375,000      377,344
                                                          ------------
                                                           10,242,505
----------------------------------------------------------------------
RESTAURANTS - 0.7%
Ameriking, Inc., 10.75% Sr. Nts.,
12/1/06                                          755,000      796,525
----------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                           139,000      142,127
9.75% Sr. Sub. Nts., 6/1/02(11)                  950,000      980,875
                                                          ------------
                                                            1,919,527
----------------------------------------------------------------------
TEXTILE/APPAREL - 0.3%
CMI Industries, Inc., 9.50% Sr.
Sub. Nts., 10/1/03(2)                             95,000       93,812
----------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub.
Nts., 12/15/03                                   250,000      268,437
----------------------------------------------------------------------
Tultex Corp., 9.625% Sr. Unsec.
Nts., 4/15/07                                    150,000      150,000
----------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                     350,000      369,250
                                                          ------------
                                                              881,499
----------------------------------------------------------------------
ENERGY - 4.3%
----------------------------------------------------------------------
Belden & Blake Corp., 9.875% Sr.
Sub. Nts., 6/15/07                             1,385,000    1,405,775
----------------------------------------------------------------------
Clark R&M, Inc., 8.875% Sr. Sub.
Nts., 11/15/07(4)                              1,200,000    1,218,000
----------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts.,
Series B, 12/1/05                                275,000      301,125
----------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr.
Nts., 5/15/03                                    200,000      218,750
----------------------------------------------------------------------
Dailey International, Inc., 9.75%
Gtd. Sr. Unsec. Nts., 8/15/07(4)                 425,000      448,375
----------------------------------------------------------------------
Energy Corp. of America, 9.50% Sr.
Sub. Nts., Series A, 5/15/07                     665,000      666,662
----------------------------------------------------------------------
Forcenergy, Inc.:
8.50% Sr. Sub. Nts., Series B,
2/15/07                                          400,000      407,000
9.50% Sr. Sub. Nts., 11/1/06                     280,000      298,200
----------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr.
Nts., 9/1/04(2)                                1,000,000    1,050,000
----------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr.
Sub. Bonds, 7/15/06                            1,500,000    1,614,375
----------------------------------------------------------------------
Parker Drilling Corp., 9.75% Gtd.
Sr. Nts., 11/15/06                               600,000      649,500
----------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
9.375% Sub. Debs., 2/1/06                      1,150,000    1,040,750
----------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub.
Nts., 5/15/07                                    910,000      928,200
----------------------------------------------------------------------
Statia Terminals
International/Statia Terminals
(Canada), Inc., 11.75% First Mtg.
Nts., Series B, 11/15/03                         225,000      238,500
----------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
Nts., 9/15/07                                  1,675,000    1,712,687
----------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts.,
5/15/07                                          265,000      261,025
                                                          ------------
                                                           12,458,924

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
FINANCIAL SERVICES - 3.0%
----------------------------------------------------------------------
BANKS & THRIFTS - 0.5%
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                   $      517,000  $   581,625
----------------------------------------------------------------------
Local Financial Corp., 11% Sr.
Nts., 9/8/04(2)                                  800,000      848,000
                                                          ------------
                                                            1,429,625
----------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.8%
Amresco, Inc., 10% Sr. Sub. Nts.,
Series 97-A, 3/15/04                             600,000      625,500
----------------------------------------------------------------------
Bakrie Investindo, Zero Coupon
Promissory Nts., 19.09%, 3/26/98(8)  IDR   1,000,000,000      166,261
----------------------------------------------------------------------
ECM Fund, L.P.I., 14% Sub. Nts.,
6/10/02(2)                                        91,619       91,849
----------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr.
Nts., 9/15/04                                    425,000      423,406
----------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd.
Bonds, 8/1/27                                    450,000      490,500
----------------------------------------------------------------------
Ocwen Financial Corp., 11.875%
Nts., 10/1/03                                    850,000      962,625
----------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                               1,200,000    1,290,000
----------------------------------------------------------------------
Southern Pacific Funding Corp.,
11.50% Sr. Nts., 11/1/04                         600,000      603,000
----------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd.
Debs., 1/1/28(4)                                 525,000      536,812
                                                          ------------
                                                            5,189,953
----------------------------------------------------------------------
INSURANCE - 0.7%
Residential Reinsurance, 11.447%
Nts., 12/15/98(3)                              1,000,000    1,032,175
----------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr.
Nts., 12/15/03                                 1,000,000    1,070,000
                                                          ------------
                                                            2,102,175
----------------------------------------------------------------------
HOUSING RELATED - 0.9%
----------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
Nortek, Inc., 9.25% Sr. Nts.,
Series B, 3/15/07                                600,000      615,000
----------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.7%
Continental Homes Holding Corp.,
10% Gtd. Unsec. Bonds, 4/15/06                    80,000       87,600
----------------------------------------------------------------------
First Place Tower, Inc., Units
(each unit consists of one $10
principal amount of 8.50% cv. sub.
debs., 12/15/15 and 40 common
shares)(12)                          CAD         180,660      473,421
----------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr.
Gtd. Nts., 3/1/04(2)                             280,000      306,600
----------------------------------------------------------------------
Hovnanian K. Enterprises, Inc.,
11.25% Gtd. Sub. Nts., 4/15/02                   200,000      210,500
----------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts.,
Series B, 9/1/07                               1,000,000    1,020,000
                                                          ------------
                                                            2,098,121
----------------------------------------------------------------------
MANUFACTURING - 5.3%
----------------------------------------------------------------------
AEROSPACE - 2.4%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05(11)                           1,700,000    1,827,500
----------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts.,
8/1/04(4)                                        700,000      731,500
----------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                          700,000      742,000
12.25% Pass-Through Certificates,
12/1/02                                          950,000    1,059,250
----------------------------------------------------------------------
Constellation Finance LLC, 9.80%
Airline Receivable Asset-Backed
Nts., Series 1997-1, 1/1/01(2)                   500,000      505,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
AEROSPACE (CONTINUED)

Kitty Hawk, Inc., 9.95% Sr. Nts.,
11/15/04(4)                               $      525,000  $   530,250
----------------------------------------------------------------------
Pegasus Aircraft Lease
Securitization Trust, 11.76% Sr.
Nts., Cl. B, 6/15/04(2)                          340,067      350,847
----------------------------------------------------------------------
Trans World Airlines, Inc., 11.50%
Sr. Sec. Nts., 12/15/04(4)                     1,200,000    1,212,000
                                                          ------------
                                                            6,958,347
----------------------------------------------------------------------
AUTOMOTIVE - 0.9%
Aftermarket Technology Corp., 12%
Sr. Sub. Nts., Series B, 8/1/04                  300,000      334,500
----------------------------------------------------------------------
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(4)                        450,000      472,500
----------------------------------------------------------------------
Collins & Aikman Products Co.,
11.50% Gtd. Sr. Sub. Nts., 4/15/06               100,000      113,000
----------------------------------------------------------------------
Delco Remy International, Inc.,
8.625% Sr. Nts., 12/15/07                        225,000      229,219
----------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                       600,000      672,000
9.125% Sr. Sub. Nts., 7/15/07                    300,000      311,625
----------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts.,
7/15/06                                          300,000      330,750
                                                          ------------
                                                            2,463,594
----------------------------------------------------------------------
CAPITAL GOODS - 2.0%
Burke Industries, Inc., 10% Sr.
Nts., 8/15/07(4)                                 375,000      387,187
----------------------------------------------------------------------
Clark-Schwebel, Inc., 10.50% Sr.
Nts., 4/15/06                                    725,000      793,875
----------------------------------------------------------------------
Communications & Power Industries,
Inc., 12% Sr. Sub. Nts., Series B,
8/1/05                                         1,050,000    1,176,000
----------------------------------------------------------------------
Hydrochem Industrial Services,
Inc., 10.375% Sr. Sub. Nts., 8/1/07              675,000      700,313
----------------------------------------------------------------------
Insilco Corp., 10.25% Unsec. Sr.
Sub. Nts., 8/15/07(4)                            825,000      868,313
----------------------------------------------------------------------
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B,
6/1/05                                           475,000      522,500
----------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub.
Nts., 7/1/07                                     450,000      451,125
----------------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Gtd. Sr. Sub. Nts.,
6/15/07(2)                                       535,000      541,688
----------------------------------------------------------------------
Synthetic Industries, Inc., 9.25%
Sr. Sub. Nts., 2/15/07                           170,000      180,200
----------------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07                      150,000      157,875
                                                          ------------
                                                            5,779,076
----------------------------------------------------------------------
MEDIA - 11.8%
----------------------------------------------------------------------
BROADCASTING - 2.1%
Capstar Broadcasting Partners,
Inc., 9.25% Sr. Sub. Nts., 7/1/07                600,000      616,500
----------------------------------------------------------------------
Chancellor Radio Broadcasting Co.,
8.75% Sr. Sub. Nts., 6/15/07                     450,000      460,125
----------------------------------------------------------------------
Jacor Communications Co., 8.75%
Gtd. Sr. Sub. Nts., 6/15/07(4)                   455,000      465,238
----------------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875%
Sr. Sub. Nts., 7/15/03(11)                     1,000,000    1,062,842
----------------------------------------------------------------------
Paxson Communications Corp.,
11.625% Sr. Sub. Nts., 10/1/02                   495,000      532,125
----------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts.,
Series B, 5/15/04(6)                             400,000      398,000
----------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                       100,000      105,750
9% Gtd. Sr. Sub. Nts., 7/15/07                 1,300,000    1,332,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
BROADCASTING (CONTINUED)
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07             $      650,000  $   646,750
9% Sr. Sub. Nts., Series B, 1/15/06              425,000      427,125
                                                          ------------
                                                            6,046,955
----------------------------------------------------------------------
CABLE TELEVISION - 3.0%
Adelphia Communications Corp.:
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                          340,000      368,050
9.25% Sr. Nts., 10/1/02                          700,000      717,500
9.875% Sr. Nts., Series B, 3/1/07                200,000      212,500
----------------------------------------------------------------------
Cablevision Systems Corp.:
10.50% Sr. Sub. Debs., 5/15/16                   250,000      291,875
9.875% Sr. Sub. Debs., 4/1/23                    450,000      497,250
9.875% Sr. Sub. Nts., 5/15/06                    100,000      110,250
----------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(9)                                        200,000      184,000
----------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd.
Nts., 7/1/02                                   2,000,000    2,170,000
----------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(9)                               1,230,000    1,051,650
----------------------------------------------------------------------
FrontierVision Holdings
LP/FrontierVision Holdings Capital
Corp., 0%/11.875% Sr. Disc. Nts.,
9/15/07(9)                                       135,000       99,900
----------------------------------------------------------------------
Helicon Group LP/Helicon Capital
Corp., 11% Sr. Sec. Nts., Series B,
11/1/03(3)                                       885,000      955,800
----------------------------------------------------------------------
Knology Holdings, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/11.875% sr. disc.
nts., 10/15/07 and one warrant to
purchase .003734 shares of
preferred stock)(2)(9)(12)                       500,000      275,000
----------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series
B, 2/15/05                                       945,000    1,006,425
----------------------------------------------------------------------
Rogers Communications, Inc., 8.75%
Sr. Nts., 7/15/07                    CAD       1,000,000      682,409
----------------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(4)                100,000      105,250
                                                          ------------
                                                            8,727,859
----------------------------------------------------------------------
DIVERSIFIED MEDIA - 5.5%
Ackerley Communications, Inc.,
10.75% Sr. Sec. Nts., Series A,
10/1/03                                          750,000      802,500
----------------------------------------------------------------------
GSP I Corp., 10.15% First Mtg.
Bonds, 6/24/10(4)                                462,719      453,127
----------------------------------------------------------------------
Heritage Media Corp., 8.75% Sr.
Sub. Nts., 2/15/06                               160,000      169,600
----------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625%
Sr. Sub. Nts., 8/1/07(4)                         200,000      213,500
----------------------------------------------------------------------
ITT Promedia CVA, 9.125% Sr. Sub.
Nts., 9/15/07(4)                     DEM      19,775,000   11,589,215
----------------------------------------------------------------------
Katz Media Corp., 10.50% Sr. Sub.
Nts., Series B, 1/15/07                          425,000      470,688
----------------------------------------------------------------------
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07                    700,000      722,750
9.625% Sr. Sub. Nts., 12/1/06                    815,000      881,219
----------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr.
Sub. Nts., 6/15/07                               400,000      418,000
----------------------------------------------------------------------
Universal Outdoor, Inc., 9.75% Sr.
Sub. Nts., Series B, 10/15/06                    250,000      281,250
                                                          ------------
                                                           16,001,849

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.8%
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(4)(9)                            $    1,000,000  $   577,500
----------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01               1,600,000    1,688,000
                                                          ------------
                                                            2,265,500
----------------------------------------------------------------------
PUBLISHING/PRINTING - 0.4%
American Lawyer Media Holdings,
Inc., 9.75% Sr. Nts., 12/15/07(4)                625,000      637,500
----------------------------------------------------------------------
Hollinger International Publishing,
Inc., 9.25% Gtd. Sr. Sub. Nts.,
3/15/07                                          200,000      211,000
----------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub.
Nts., 2/15/07                                    350,000      378,000
                                                          ------------
                                                            1,226,500
----------------------------------------------------------------------
OTHER - 1.5%
----------------------------------------------------------------------
CONGLOMERATES - 0.1%
Maxxam Group, Inc., 0%/12.25% Sr.
Sec. Disc. Nts., 8/1/03(9)                       200,000      199,000
----------------------------------------------------------------------
ENVIRONMENTAL - 0.1%
Allied Waste Industries, Inc.,
0%/11.30% Sr. Disc. Nts.,
6/1/07(4)(9)                                     450,000      317,250
----------------------------------------------------------------------
SERVICES - 1.3%
Borg-Warner Security Corp., 9.625%
Sr. Sub. Nts., 3/15/07                           100,000      104,500
----------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc.
Nts., 10/1/06(2)(9)                              750,000      618,750
----------------------------------------------------------------------
Comforce Operating, Inc., 12% Sr.
Nts., 12/1/07(4)                                 200,000      202,500
----------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                     150,000      150,000
----------------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07                  1,000,000    1,056,250
----------------------------------------------------------------------
Protection One Alarm Monitoring,
Inc.:
0%/13.625% Sr. Disc. Nts.,
6/30/05(9)                                       600,000      648,000
6.75% Cv. Gtd. Sr. Sub. Nts.,
9/15/03                                          950,000    1,126,938
                                                          ------------
                                                            3,906,938
----------------------------------------------------------------------
RETAIL - 2.8%
----------------------------------------------------------------------
SPECIALTY RETAILING - 0.4%
Eye Care Centers of America, Inc.,
12% Sr. Nts., 10/1/03                            630,000      683,550
----------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625%
Sr. Nts., 5/1/03(2)                               95,000      100,225
----------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(2)                                300,000      307,500
----------------------------------------------------------------------
Specialty Retailers, Inc., 8.50%
Gtd. Sr. Nts., 7/15/05                           145,000      148,625
                                                          ------------
                                                            1,239,900
----------------------------------------------------------------------
SUPERMARKETS - 2.4%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., 12/1/04(4)                 475,000      499,938
10.625% Sr. Sub. Nts., 7/31/07(4)              1,600,000    1,696,000
----------------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr.
Nts., 6/15/04                                  1,100,000    1,237,500
----------------------------------------------------------------------
Randall's Food Markets, Inc.,
9.375% Sr. Sub. Nts., 7/1/07(4)                1,575,000    1,638,000
----------------------------------------------------------------------
Shoppers Food Warehouse Corp.,
9.75% Sr. Nts., 6/15/04(4)                     1,000,000    1,025,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
SUPERMARKETS (CONTINUED)

Stater Brothers Holdings, Inc., 9%
Sr. Unsec. Sub. Nts., 7/1/04              $      750,000  $   787,500
                                                          ------------
                                                            6,883,938
----------------------------------------------------------------------
TECHNOLOGY - 14.0%
----------------------------------------------------------------------
INFORMATION TECHNOLOGY - 8.4%
Amphenol Corp., 9.875% Sr. Sub.
Nts., 5/15/07                                    275,000      292,875
----------------------------------------------------------------------
CellNet Data Systems, Inc., 0%/14%
Sr. Disc. Nts., 10/1/07(4)(9)                  1,919,000      901,930
----------------------------------------------------------------------
Cellular Communications
International, Inc., Zero Coupon
Sr. Disc. Nts., 12.52%, 8/15/00(8)             2,315,000    1,863,575
----------------------------------------------------------------------
Cellular, Inc., 0%/11.75% Sr. Sub.
Disc. Nts., 9/1/03(9)                          2,000,000    2,015,000
----------------------------------------------------------------------
Clearnet Communications, Inc.,
0%/14.75% Sr. Disc. Nts.,
12/15/05(9)                                      575,000      455,688
----------------------------------------------------------------------
Computervision Corp., 11.375% Sr.
Sub. Nts., 8/15/99                               155,000      156,744
----------------------------------------------------------------------
Concentic Network Corp., Units
(each unit consists of $1,000
principal amount of 12.75% sr.
nts., 12/15/07 and one warrant to
purchase 6.34 shares of common
stock)(4)(12)                                    615,000      632,681
----------------------------------------------------------------------
Consorcio Ecuatoriano de Telecom
SA, 14% Nts., 5/1/02(2)                           15,000       15,150
----------------------------------------------------------------------
Crown Castle International Corp.,
0%/10.625% Sr. Disc. Nts.,
11/15/07(4)(9)                                   800,000      502,000
----------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts.,
11/15/05(4)                                      600,000      616,500
----------------------------------------------------------------------
Dial Call Communications, Inc.,
0%/12.25% Sr. Disc. Nts.,
4/15/04(9)                                     1,200,000    1,149,000
----------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub.
Nts., 9/15/07(4)                                 115,000      113,275
----------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07                                           600,000      612,000
----------------------------------------------------------------------
Geotek Communications, Inc., 0%/15%
Sr. Sec. Disc. Nts., 7/15/05(9)                  250,000      146,250
----------------------------------------------------------------------
Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(4)                      500,000      492,500
----------------------------------------------------------------------
Metrocall, Inc., 9.75% Sr. Sub.
Nts., 11/1/07(4)                                 175,000      173,688
----------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts.,
10/15/07(4)(9)                       CAD       1,085,000      428,384
0%/14% Sr. Disc. Nts., Series B,
6/1/06(9)                                      1,000,000      675,000
----------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts., 6/1/06(9)              500,000      368,750
----------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts.,
9/15/07(4)(9)                                  2,000,000    1,270,000
0%/11.50% Sr. Disc. Nts., 9/1/03(9)              700,000      700,000
0%/9.75% Sr. Disc. Nts.,
10/31/07(4)(9)                                 1,775,000    1,091,625
----------------------------------------------------------------------
Occidente y Caribe Celular SA,
0%/14% Sr. Disc. Nts., Series B,
3/15/04(9)                                       300,000      226,500
----------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                        245,000      259,700
11.625% Sr. Nts., Series A, 8/15/06              620,000      657,200
----------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04                     600,000      654,000
----------------------------------------------------------------------
Orion Network Systems, Inc.,
0%/12.50% Sr. Disc. Nts.,
1/15/07(9)                                       800,000      598,000
----------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(2)(9)                   1,000,000      635,000
----------------------------------------------------------------------
Price Communications Wireless,
Inc., 11.75% Sr. Sub. Nts.,
7/15/07(4)                                       325,000      354,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(9)                                $      500,000  $   515,000
0%/14% Sr. Sub. Disc. Nts.,
11/15/01(9)                                    2,050,000    2,285,750
10.75% Sr. Nts., 11/1/04                         605,000      657,938
----------------------------------------------------------------------
Real Time Data, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/13.50% sub. disc.
nts., 8/15/06 and one warrant to
purchase six ordinary
shares)(2)(9)(12)                              1,000,000      380,000
----------------------------------------------------------------------
Star Choice Communications, Inc.,
Units (each unit consists of $1,000
principal amount of 13% sr. sec.
nts., 12/15/05 and one warrant to
buy common stock)(12)                            700,000      721,000
----------------------------------------------------------------------
Teletrac, Inc., 14% Sr. Nts.,
8/1/07(4)                                        170,000      162,350
----------------------------------------------------------------------
Tracor, Inc., 8.50% Sr. Sub. Nts.,
3/1/07                                           300,000      309,000
----------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts.,
10/15/04                                         250,000      286,875
----------------------------------------------------------------------
USA Mobile Communications, Inc. II:
14% Sr. Nts., 11/1/04                            405,000      449,550
9.50% Sr. Nts., 2/1/04                           100,000       98,000
----------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub.
Nts., 6/15/07                                    475,000      486,875
                                                          ------------
                                                           24,409,603
----------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
5.6%
American Communications Services,
Inc., 13.75% Sr. Nts., 7/15/07(4)                325,000      386,750
----------------------------------------------------------------------
Brooks Fiber Properties, Inc.:
0%/10.875% Sr. Disc. Nts.,
3/1/06(9)                                        550,000      459,250
0%/11.875% Sr. Disc. Nts.,
11/1/06(9)                                       420,000      338,100
10% Sr. Nts., 6/1/07                             800,000      924,000
----------------------------------------------------------------------
BTI Telecom Corp., 10.50% Sr. Nts.,
9/15/07(4)                                       250,000      256,250
----------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/9.27% Sr. Disc. Nts., 8/15/07(9)              675,000      460,688
8.375% Sr. Nts., 8/15/07             CAD         100,000       73,383
----------------------------------------------------------------------
COLT Telecom Group plc:
10.125% Sr. Nts., 11/30/07           GBP         400,000      671,324
8.875% Sr. Nts., 11/30/07            DEM         250,000      141,734
Units (each unit consists of $1,000
principal amount of 0%/12% sr.
disc. nts., 12/15/06 and one
warrant to purchase 7.8 ordinary
shares)(9)(12)                                 1,750,000    1,365,000
----------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(9)                                      575,000      468,625
----------------------------------------------------------------------
Diamond Cable Communications plc,
0%/11.75% Sr. Disc. Nts.,
12/15/05(9)                                      600,000      466,500
----------------------------------------------------------------------
GST Telecommunications, Inc.,
0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(4)(9)                                   178,000      136,726
----------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(9)                          775,000      596,750
----------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts.,
5/1/06(9)                                        115,000       86,825
0%/13.50% Sr. Disc. Nts.,
9/15/05(9)                                       700,000      570,500
----------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B,
7/15/07(9)                                     1,465,000    1,051,138

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)
Intermedia Communications, Inc.:
(Continued)

8.50% Sr. Nts., 1/15/08(4)                $      500,000  $   502,500
8.875% Sr. Nts., 11/1/07(4)                      490,000      504,700
----------------------------------------------------------------------
McLeodUSA, Inc., 0%/10.50% Sr.
Disc. Nts., 3/1/07(9)                            550,000      398,750
----------------------------------------------------------------------
Metronet Communications Corp.,
0%/10.75% Sr. Disc. Nts.,
11/1/07(4)(9)                                    700,000      432,250
----------------------------------------------------------------------
NEXTLINK Communications, Inc.,
9.625% Sr. Nts., 10/1/07                       1,100,000    1,144,000
----------------------------------------------------------------------
NTL, Inc.:
0%/10.875% Sr. Deferred Coupon
Nts., 10/15/03(9)                                100,000       95,000
10% Sr. Nts., 2/15/07                            400,000      423,000
----------------------------------------------------------------------
Petersburg Long Distance, Inc.:
9% Cv. Sub. Nts., 6/1/06(4)                      170,000      176,163
Units (each unit consists of $1,000
principal amount of 0%/14% sr.
disc. nts., 6/1/04 and one warrant
to purchase 34 ordinary
shares)(4)(9)(12)                              1,150,000    1,098,250
----------------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(4)(9)                                 2,100,000    1,428,000
----------------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(9)                                      1,650,000    1,348,875
----------------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(9)                      290,000      226,563
----------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                                     260,000      205,400
                                                          ------------
                                                           16,436,994
----------------------------------------------------------------------
TRANSPORTATION - 2.1%
----------------------------------------------------------------------
RAILROADS - 0.8%
Transtar Holdings LP/Transtar
Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(9)                    2,500,000    2,200,000
----------------------------------------------------------------------
SHIPPING - 0.8%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg.
Nts., 6/30/07(4)                               1,125,000    1,198,125
Units (each unit consists of $1,000
principal amount of 12% second
priority ship mtg. nts., 6/30/07
and 7.66 warrants)(4)(12)                        875,000      988,750
----------------------------------------------------------------------
Trico Marine Services, Inc., 8.50%
Gtd. Sr. Nts., 8/1/05(4)                         225,000      229,219
                                                          ------------
                                                            2,416,094
----------------------------------------------------------------------
TRUCKING - 0.5%
Coach USA, Inc., 9.375% Gtd. Sr.
Sub. Nts., Series B, 7/1/07                      960,000      993,600
----------------------------------------------------------------------
Road King Infrastructure Finance
(1997) Ltd., 9.50% Gtd. Unsec.
Unsub. Bonds, 7/15/07(2)                         200,000      166,000
----------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50%
Nts., Series 1993-A, 12/1/11(2)                  456,092      377,416
                                                          ------------
                                                            1,537,016
----------------------------------------------------------------------
UTILITIES - 0.7%
----------------------------------------------------------------------
ELECTRIC UTILITIES - 0.7%
Calpine Corp.:
8.75% Sr. Nts., 7/15/07(4)                       545,000      558,625
9.25% Sr. Nts., 2/1/04                           135,000      138,375
----------------------------------------------------------------------
El Paso Electric Co., 9.40% First
Mtg. Bonds, Series E, 5/1/11                     800,000      904,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL       MARKET VALUE
                                          AMOUNT(1)       NOTE 1
----------------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

Panda Global Energy Co., 12.50% Sr.
Nts., 4/15/04(2)                          $      460,000  $   420,900
----------------------------------------------------------------------
Subic Power Corp., 9.50% Sr. Sec.
Nts., 12/28/08                                   128,965      123,192
                                                          ------------
                                                            2,145,092
                                                          ------------
Total Corporate Bonds and Notes
(Cost $161,209,728)                                       167,452,404

                                          SHARES
----------------------------------------------------------------------
COMMON STOCKS - 1.0%
----------------------------------------------------------------------
Celcaribe SA(2)(13)                              121,950      609,750
----------------------------------------------------------------------
CellNet Data Systems, Inc.(13)                     4,800       37,200
----------------------------------------------------------------------
Coinstar, Inc.(13)                                 5,250       47,906
----------------------------------------------------------------------
ECM Fund, L.P.I.(2)                                  150      165,375
----------------------------------------------------------------------
EchoStar Communications Corp., Cl.
A(13)                                              4,000       67,000
----------------------------------------------------------------------
Equitable Bag, Inc.(2)(13)                         3,723       18,615
----------------------------------------------------------------------
Grand Union Co.(13)                               20,511       43,586
----------------------------------------------------------------------
Gulfstream Holding, Inc.(13)                          56           --
----------------------------------------------------------------------
J. Ray McDermott SA(13)                           10,965      471,495
----------------------------------------------------------------------
Omnipoint Corp.(2)(13)                            46,875    1,040,918
----------------------------------------------------------------------
Optel, Inc.(2)(13)                                   945           10
----------------------------------------------------------------------
Station Casinos, Inc.(13)                          5,000       50,938
----------------------------------------------------------------------
Vail Resorts, Inc.(13)                            14,010      363,384
----------------------------------------------------------------------
Walter Industries, Inc.(13)                        6,455      133,134
                                                          ------------
Total Common Stocks (Cost
$1,989,139)                                                 3,049,311
----------------------------------------------------------------------
PREFERRED STOCKS - 4.6%
----------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable Preferred Stock,
Non-Vtg.(2)(13)                                      455       12,171
----------------------------------------------------------------------
BankUnited Capital Trust, 10.25%
Redeemable Trust Preferred
Securities(2)                                    750,000      774,375
----------------------------------------------------------------------
California Federal Bank, 11.50%
Non-Cum., Non-Vtg.                                 6,000      679,500
----------------------------------------------------------------------
CGA Group Ltd., Preferred Stock,
Series A(2)(13)                                   62,000    1,550,000
----------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum.
Preferred Stock(4)(14)                               385      409,062
----------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv.
Preferred Stock, Series B                         14,000      478,625
----------------------------------------------------------------------
Crown American Realty Trust, 11%
Cum. Non-Vtg. Preferred, Series A                  4,500      235,125
----------------------------------------------------------------------
EchoStar Communications Corp.,
12.125% Sr. Redeemable Exchangeable
Preferred Stock, Series
B(4)(13)(14)                                         825      864,188
----------------------------------------------------------------------
El Paso Electric Co., 11.40%
Preferred Stock, Series A(14)                      9,049    1,002,177
----------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale
California, l2% Non-Cum.
Exchangeable Perpetual Preferred
Stock, Series A(2)                                    20          555
----------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv.
Preferred Stock, Series A                          6,500      592,313
----------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable Preferred Stock                         230      269,100

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                          MARKET VALUE
                                          SHARES          NOTE 1
----------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
----------------------------------------------------------------------
Intermedia Communications, Inc.,
13.50% Exchangeable
Preferred Stock, Series B(14)                        280  $   339,500
----------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.                15,300      336,600
----------------------------------------------------------------------
Navistar International Corp., $6.00
Cv., Series G                                      2,500      149,375
----------------------------------------------------------------------
NEXTLINK Communications, Inc., 14%
Sr. Exchangeable Preferred(14)                    17,669    1,099,895
----------------------------------------------------------------------
Prime Retail, Inc., 8.50% Cv.
Preferred Stock, Series B                         14,500      348,000
----------------------------------------------------------------------
PRIMEDIA, Inc.:
11.625% Preferred Stock, Series
B(14)                                              8,668      936,144
9.20% Preferred Stock, Series
E(2)(13)                                           2,500      250,625
----------------------------------------------------------------------
SD Warren Co., 14% Cum.
Exchangeable, Series B(13)                        22,000    1,083,500
----------------------------------------------------------------------
SFX Broadcasting, Inc., 12.625%
Cum., Series E, Non-Vtg.(14)                         212      242,210
----------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
14.25% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.(4)(14)                     500      531,250
----------------------------------------------------------------------
Walden Residential Properties,
Inc.:
9.16% Cv. Preferred Stock, Series B               30,000      870,000
9.20% Sr. Preferred Stock                         13,000      333,125
                                                          ------------
Total Preferred Stocks (Cost
$12,064,850)                                               13,387,415
----------------------------------------------------------------------
OTHER SECURITIES - 0.0%
----------------------------------------------------------------------
Intermedia Communications, Inc.,
Depositary Shares representing one
one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series E, Non-Vtg.
(4)(13) (Cost $137,505)                            5,660      160,602

                                          UNITS
----------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.4%
----------------------------------------------------------------------
American Communications Services,
Inc. Wts., Exp. 11/05(2)                             475       45,362
----------------------------------------------------------------------
American Telecasting, Inc. Wts.,
Exp. 6/99(2)                                       6,000           60
----------------------------------------------------------------------
Ames Department Stores, Inc.,
Litigation Trust(2)                               39,658          398
----------------------------------------------------------------------
Australis Media Ltd. Wts., Exp.
5/00(2)                                              125           --
----------------------------------------------------------------------
Capital Gaming International, Inc.
Wts., Exp. 2/99(2)                                21,112           --
----------------------------------------------------------------------
CellNet Data Systems, Inc. Wts.,
Exp. 6/02(2)                                       1,919        3,838
----------------------------------------------------------------------
Cellular Communications
International, Inc. Wts., Exp.
8/03(2)                                            2,920       49,640
----------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(2)                62,000       31,000
----------------------------------------------------------------------
Clearnet Communications, Inc. Wts.,
Exp. 9/05                                            660        3,795
----------------------------------------------------------------------
Eye Care Centers of America, Inc.
Wts., Exp. 10/03(2)                                  630        2,205
----------------------------------------------------------------------
Foamex LP/JPS Automotive Corp.
Wts., Exp. 7/99(2)                                   500       10,000
----------------------------------------------------------------------
Gaylord Container Corp. Wts., Exp.
11/02                                             14,410       82,857
----------------------------------------------------------------------
Geotek Communications, Inc. Wts.,
Exp. 7/05(2)                                      52,500       52,500
----------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04               14,000       28,000
----------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp.
9/05(2)                                            5,940       74,250
----------------------------------------------------------------------
IHF Capital, Inc. Wts.:
Exp. 11/99(2)                                        250       40,000
Series I Wts., Exp. 11/99(2)                         400       20,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                          MARKET VALUE
                                          UNITS           NOTE 1
----------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES
(CONTINUED)
----------------------------------------------------------------------

In-Flight Phone Corp. Wts., Exp.
8/02                                                 950  $        --
----------------------------------------------------------------------
Jewel Recovery LP, Participation
Units of Limited Partners' Interest                2,360           --
----------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 6/06(2)                     3,200        2,000
Wts., Exp. 6/06(2)                                 3,200       41,600
----------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts.,
Exp. 2/09(2)                                      16,000          160
----------------------------------------------------------------------
Occidente y Caribe Celular SA Wts.,
Exp. 3/04(2)                                       1,200       16,500
----------------------------------------------------------------------
Omnipoint Corp. Wts., Exp. 11/00(2)                7,500      166,547
----------------------------------------------------------------------
Orion Network Systems, Inc. Wts.,
Exp. 1/07(2)                                         800       10,000
----------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(2)                                       3,440           34
----------------------------------------------------------------------
Protection One, Inc. Wts.:
Exp. 11/03(2)                                     28,000      357,000
Exp. 6/05(2)                                       1,600       20,400
----------------------------------------------------------------------
Teletrac, Inc. Wts., Exp. 8/07(2)                    170          935
----------------------------------------------------------------------
Trizec Hahn Corp. Wts., Exp. 7/99                  3,970       18,449
----------------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(2)                                         260          390
----------------------------------------------------------------------
United International Holdings, Inc.
Wts., Exp. 11/99(2)                                1,440       17,280
                                                          ------------
Total Rights, Warrants and
Certificates (Cost $369,452)                                1,095,200

                                          PRINCIPAL
                                          AMOUNT(1)
----------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 8.7%
----------------------------------------------------------------------
Bear Stearns High Yield Composite
Index Linked Nts., 9%, 8/10/98            $   15,000,000   15,000,000
----------------------------------------------------------------------
Canadian Imperial Bank of Commerce,
U.S. Dollar Nts. Linked to the
Ministry of Finance of the Russian
Federation GKO, Zero Coupon, 9.86%,
9/17/98(8)                                     1,250,000    1,079,625
----------------------------------------------------------------------
Goldman Sachs Group, LP, Taiwanese
Dollar Linked Nts., 5.75%, 6/12/98                40,000       40,392
----------------------------------------------------------------------
ING (U.S.) Financial Holdings
Corp., PT Polysindo Linked Nts.,
Zero Coupon, 10.43%, 7/15/98(2)(8)               200,000      180,074
----------------------------------------------------------------------
Merrill Lynch & Co., Inc., U.S.
Dollar Nts. Linked to the Ministry
of Finance of Ukraine OVGZ's, Zero
Coupon, 11.52%, 10/19/98(8)                      235,000      198,316
----------------------------------------------------------------------
Morgan Guaranty Trust Co. of New
York, 2 Times Leveraged Nts. on The
Emerging Markets Bond Index, Zero
Coupon:
5.781%, 1/29/98(8)                             4,000,000    4,163,600
5.75%, 2/4/98(8)                               1,500,000    1,614,300
5.906%, 5/20/98(8)                               500,000      546,150
5.906%, 5/22/98(8)                               500,000      517,350
----------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.50%
Sr. Nts., 5/31/02(2)(3)                        1,979,000    2,098,870
                                                          ------------
Total Structured Instruments (Cost
$25,091,176)                                               25,438,677

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                                 MARKET VALUE
                                     DATE  STRIKE   CONTRACTS    NOTE 1
-----------------------------------------------------------------------------
PUT OPTIONS PURCHASED - 0.0%
-----------------------------------------------------------------------------
The Emerging Bond Market Index Put
Opt. (Cost $8,190)                   2/98  $341.01  390          $     4,758

                                     PRINCIPAL
                                     AMOUNT(1)
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 25.5%
---------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $74,177,188 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$54,960,145, and U.S. Treasury
Nts., 5.875%-7.50%,
9/30/01-12/31/01, with a value of
$20,712,858 (Cost $74,150,000)       $74,150,000    74,150,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$305,080,290)                              108.3%  315,552,124
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                      (8.3)  (24,229,333)
                                     -----------  -------------
NET ASSETS                                 100.0% $291,322,791
                                     -----------  -------------
                                     -----------  -------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP    -  Argentine Peso          IDR    -  Indonesian Rupiah
CAD    -  Canadian Dollar         JPY    -  Japanese Yen
DEM    -  German Mark             TRL    -  Turkish Lira
GBP    -  British Pound Sterling

2. Identifies issues considered to be illiquid or restricted - See Note 8 of Notes to Financial Statements.

3. Represents the current interest rate for a variable rate security.

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $53,485,828 or 18.36% of the Fund's net assets as of December 31, 1997.

5. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

6. Represents the current interest rate for an increasing rate security.

7. When-issued security to be delivered and settled after December 31, 1997.

8. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

9. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

10. Non-income producing - issuer is in default of interest payment.

11. Securities with an aggregate market value of $3,871,217 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

12. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

13. Non-income producing security.

14. Interest or dividend is paid in kind.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
--------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 51.1%
--------------------------------------------------------------------
GOVERNMENT AGENCY - 36.7%
--------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 23.4%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1092, Cl. K,
8.50%, 6/15/21                       $     3,000,000   $  3,265,168
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                                1,000,000      1,085,287
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1712, Cl. B,
6%, 3/15/09                                1,000,000        975,000
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 1714, Cl. M,
7%, 8/15/23                                2,000,000      2,010,000
Government National Mortgage Assn.,
Gtd. Multiclass Mtg. Participation
Certificates, Series 26, Cl. B, 6%,
5/25/15                                    6,499,999      6,327,947
Gtd. Multiclass Mtg. Participation
Certificates, 7%, 4/1/26                   4,748,012      4,800,953
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1610, Cl. PM, 6.25%, 4/15/22        5,000,000      4,975,000
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Series 1914, Cl. G, 6.50%, 2/15/24         3,000,000      2,951,250
Interest-Only Stripped Mtg.-Backed
Security, Series 177, Cl. B,
9.063%-10.208%, 7/1/26(2)                 42,823,288     12,519,121
--------------------------------------------------------------------
Federal National Mortgage Assn.:
6.50%, 3/1/11                                827,885        833,358
7%, 1/1/13(3)                              8,850,000      8,980,006
7%, 1/25/28(3)                            45,450,000     45,776,785
7%, 11/1/25                                1,173,366      1,186,449
7%, 4/1/04                                   225,391        225,418
7.50%, 1/1/08                                258,228        265,451
7.50%, 1/1/26                              4,554,544      4,670,822
7.50%, 4/1/08                                223,295        229,541
8%, 5/1/17                                   605,292        634,177
Collateralized Mtg. Obligations,
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
8.75%, 11/25/05                            2,773,827      2,922,213
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1989-17, Cl. E, 10.40%,
4/25/19                                    1,229,023      1,383,413
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust 1997-25, Cl. B, 7%, 12/18/22         1,370,000      1,387,044
Gtd. Real Estate Mtg. Investment
Conduit Pass-Through Certificates,
Trust G93-31, Cl. PN, 7%, 9/25/23          5,000,000      5,163,355
Interest-Only Stripped Mtg.-Backed
Security, Trust 276, Cl. 2,
12.324%, 10/1/24(2)                       20,577,744      6,250,490
Principal-Only Stripped Mtg.-Backed
Security, Trust 277-C1, 8.42%,
4/1/27(4)                                  3,912,338      3,061,405
                                                       -------------
                                                        121,879,653
--------------------------------------------------------------------
GNMA/GUARANTEED - 13.3%
Government National Mortgage Assn.:
6%, 8/20/27                               11,923,744     12,091,393
6.875%, 10/20/24                           1,978,481      2,034,749

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
--------------------------------------------------------------------
GNMA/GUARANTEED (CONTINUED)
Government National Mortgage Assn.:
(Continued)

6.875%, 10/20/25                     $     3,701,878   $  3,802,532
7%, 1/1/28(3)                             24,025,000     24,201,688
7%, 1/15/09                                  299,533        306,642
7%, 5/15/09                                  312,455        319,576
7.50%, 1/15/27                             2,922,203      2,995,054
7.50%, 12/1/27(3)                         11,000,000     11,268,180
7.50%, 4/15/27                             2,962,971      3,036,839
7.50%, 6/15/27                             2,961,869      3,035,709
7.50%, 7/15/26                             5,876,735      6,025,064
                                                       -------------
                                                         69,117,426
--------------------------------------------------------------------
PRIVATE - 14.4%
--------------------------------------------------------------------
COMMERCIAL - 10.9%
Asset Securitization Corp.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-MD7, Cl.
A6, 8.11%, 1/13/30(5)                        500,000        528,047
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-D5, Cl. A6,
7.184%, 2/14/41(2)                         3,000,000      3,007,500
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-D5, Cl. PS1,
1.367%, 2/14/41(2)                        18,750,000      2,036,133
--------------------------------------------------------------------
BKB Commercial Mortgage Trust,
Commercial Mtg. Obligations, Series
1997-C1, Cl. C, 7.45%, 10/25/00(6)           810,722        814,523
--------------------------------------------------------------------
Capital Lease Funding
Securitization LP, Interest-Only
Stripped Mtg.-Backed Security,
Series 1997-CTL1, 10.611%,
6/22/24(2)(6)                             33,119,181      1,583,097
--------------------------------------------------------------------
Commercial Mortgage Acceptance
Corp., Collateralized Mtg.
Obligation, Series 1996-C1, Cl. D,
7.658%, 12/25/20(5)(6)                     2,500,000      2,583,594
--------------------------------------------------------------------
CRIIMI MAE Trust I, Collateralized
Mtg. Obligations, Series 1996-C1,
Cl. A-2, 7.56%, 8/30/05(7)                 2,000,000      2,047,188
--------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates:
Series 1994-C1, Cl. 2-D, 8.70%,
9/25/25(6)                                 1,500,000      1,556,250
Series 1994-C1, Cl. 2-E, 8.70%,
9/25/25(6)                                 1,500,000      1,558,050
--------------------------------------------------------------------
First Union-Lehman Brothers
Commercial Mortgage Trust,
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, 7.083%,
4/18/27(2)                                17,027,190      1,327,921
--------------------------------------------------------------------
General Motors Acceptance Corp.:
Collateralized Mtg. Obligations,
Series 1995-C2, Cl. D, 7.192%,
1/15/08                                    3,500,000      3,508,750
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, Cl. X,
8.905%, 7/15/27(2)                        19,479,477      1,960,122
--------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-CL1, Cl. F, 7.353%,
7/13/30                                    1,000,000      1,018,125
Series 1997-CL1, Cl. F, 7.823%,
7/13/30                                    4,000,000      4,143,750
--------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D, 7.42%,
4/25/28                                    2,000,000      2,039,531
Series 1997-C2, Cl. D, 7.075%,
12/10/29                                   4,000,000      3,988,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
--------------------------------------------------------------------
COMMERCIAL (CONTINUED)
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. D-1, 7.51%,
2/15/28(5)(6)                        $     1,000,000   $  1,016,563
Series 1997-XL1, Cl. F, 7.42%,
10/3/30(5)                                 2,500,000      2,510,938
--------------------------------------------------------------------
NationsCommercial Corp., NB
Commercial Mtg. Pass-Through
Certificates:
Series-DMC, Cl. B, 8.562%,
8/12/11(6)                                 1,600,000      1,697,000
Series-DMC, Cl. C, 8.921%,
8/12/11(7)                                 3,500,000      3,737,344
--------------------------------------------------------------------
Potomac Gurnee Financial Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1, Cl. C, 7.217%,
12/21/26(6)                                  250,000        255,825
Series 1, Cl. D, 7.683%,
12/21/26(6)                                  500,000        515,800
--------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1994-C1, Cl. C, 8%, 6/25/26         1,500,000      1,530,900
Series 1995-C1, Cl. D, 6.90%,
2/25/27                                    3,000,000      2,987,119
--------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl.
E, 7.30%, 10/20/34                         4,000,000      4,027,500
Multiclass Pass-Through
Certificates, Series 1996-C3, Cl.
C, 7.375%, 6/25/30(5)(6)                   3,000,000      3,029,063
Multiclass Pass-Through
Certificates, Series 1996-CFL, Cl.
D, 7.034%, 2/25/28                         1,800,000      1,800,000
                                                       -------------
                                                         56,809,383
--------------------------------------------------------------------
MANUFACTURED HOUSING - 0.1%
Green Tree Financial Corp., Series
1994-6, Cl. A3, 7.70%, 1/15/20               606,220        608,494
--------------------------------------------------------------------
MULTI-FAMILY - 0.5%
Countrywide Funding Corp., Mtg.
Pass-Through Certificates, Series
1993-12, Cl. B1, 6.625%, 2/25/24           1,000,000        971,044
--------------------------------------------------------------------
Merrill Lynch Trust, Collateralized
Mtg. Obligations, Gtd. Multiclass
Mtg. Participation Certificates,
Series 43, Cl. E, 6.50%, 8/27/15             500,000        497,810
--------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates,
Series 1991-M5, Cl. A, 9%, 3/25/17         1,226,291      1,240,916
                                                       -------------
                                                          2,709,770
--------------------------------------------------------------------
OTHER - 0.1%
GE Capital Mortgage Services, Inc.,
Series 1994-14, Cl. A1, 6.50%,
4/25/24                                       68,492         68,256
--------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VI:
Interest-Only Stripped Mtg.-Backed
Security, Series 1987-3, Cl. B,
7.102%, 10/23/17(2)                          111,586         31,820
Principal-Only Stripped Mtg.-Backed
Security, Series 1987-3, Cl. A,
15.181%, 10/23/17(4)                         113,751         96,866
                                                       -------------
                                                            196,942
--------------------------------------------------------------------
RESIDENTIAL - 2.8%
Contimortgage Home Equity Loan
Trust, Series 1995-2, Cl. A2,
7.95%, 4/15/10                                25,452         25,437
--------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates, Series 1997-C1, Cl.
E, 7.50%, 3/1/11(6)                        4,500,000      4,658,850
--------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1,
8.116%, 7/25/06(5)(6)                      4,024,000      4,225,602
--------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-HF1, Cl. E, 7.55%,
7/15/29(6)                                 1,500,000      1,518,984
Series 1997-WF1, Cl. E, 7.49%,
5/15/09(6)                                 1,000,000      1,008,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
--------------------------------------------------------------------
RESIDENTIAL (CONTINUED)

NationsBank Trust, Lease
Pass-Through Certificates, Series
1997A-1, 7.442%, 1/10/11(5)          $     2,500,000   $  2,604,688
--------------------------------------------------------------------
Ryland Mortgage Securities Corp.
III, Sub. Bonds, Series 1992-A, Cl.
1A, 8.268%, 3/29/30(5)                       346,586        352,435
                                                       -------------
                                                         14,394,746
                                                       -------------
Total Mortgage-Backed Obligations
(Cost $263,590,350)                                     265,716,414
--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 24.8%
--------------------------------------------------------------------
U.S. Treasury Bonds:
10.375%, 11/15/09(8)                         500,000        625,156
10.375%, 11/15/12                            500,000        664,844
12.75%, 11/15/10                           1,000,000      1,427,501
7.25%, 5/15/16                            33,000,000     37,578,783
9.25%, 2/15/16                             8,300,000     11,259,473
--------------------------------------------------------------------
U.S. Treasury Nts.:
5.75%, 11/30/02                            3,667,000      3,671,587
6.375%, 8/15/02                           14,250,000     14,624,077
6.50%, 10/15/06                            8,840,000      9,259,909
6.625%, 5/15/07                            4,000,000      4,236,252
6.75%, 6/30/99(9)                         22,150,000     22,503,027
7.25%, 5/15/04                             1,000,000      1,079,688
7.25%, 8/15/04                            13,665,000     14,775,295
7.50%, 11/15/01                            3,150,000      3,341,955
7.875%, 1/15/98                            1,900,000      1,902,377
9.25%, 8/15/98(9)                          2,000,000      2,044,376
                                                       -------------
Total U.S. Government Obligations
(Cost $124,042,603)                                     128,994,300

-------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
0.7%
-------------------------------------------------------------------------
Lithuania (Republic of) Bonds,
7.125%, 7/22/02(6)                                950,000        930,990
-------------------------------------------------------------------------
Ontario, Canada (Province of)
Bonds, 8%, 10/17/01                               750,000        798,300
-------------------------------------------------------------------------
PT Hutama Karya Medium-Term Nts.,
Zero Coupon, 27.053%, 3/17/98(10)    IDR    1,000,000,000        168,151
-------------------------------------------------------------------------
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05             ZAR        4,777,350        906,523
Series 162, 12.50%, 1/15/02          ZAR        3,665,780        724,547
Series 175, 9%, 10/15/02             ZAR          905,340        154,973
                                                            -------------
Total Foreign Government
Obligations (Cost $3,878,519)                                  3,683,484
-------------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.2%
-------------------------------------------------------------------------
Colombia (Republic of) 1989-1990
Integrated Loan Facility Bonds,
6.75%, 7/1/01 (Cost
$1,085,369)(5)(6)                               1,143,214      1,091,770
-------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES - 0.4%
-------------------------------------------------------------------------
Dade County, FL Educational
Facilities Authority:
Exchangeable Revenue Bonds,
University of Miami, Prerefunded,
MBIA Insured, 7.65%, 4/1/10                       175,000        192,019

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL         MARKET VALUE
                                          AMOUNT(1)         NOTE 1
-------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES
(CONTINUED)
-------------------------------------------------------------------------
Dade County, FL Educational
Facilities Authority: (Continued)

Revenue Bonds, University of Miami,
MBIA Insured, 7.65%, 4/1/10               $       205,000   $    223,144
Taxable Exchange Revenue Bonds,
University of Miami, MBIA Insured,
7.65%, 4/1/10                                     120,000        130,621
-------------------------------------------------------------------------
Pinole, CA Redevelopment Agency Tax
Allocation Taxable Bonds, Pinole
Vista Redevelopment, Series B,
8.35%, 8/1/17                                     670,000        712,887
-------------------------------------------------------------------------
Port of Portland, OR Special
Obligation Taxable Revenue Bonds,
PAMCO Project, 9.20%, 5/15/22                     500,000        607,190
                                                            -------------
Total Municipal Bonds and Notes
(Cost $1,664,376)                                              1,865,861
-------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 34.4%
-------------------------------------------------------------------------
BASIC INDUSTRY - 1.3%
-------------------------------------------------------------------------
CHEMICALS - 0.4%
Quantum Chemical Corp., 10.375%
First Mtg. Nts., 6/1/03                         2,100,000      2,203,589
-------------------------------------------------------------------------
PAPER - 0.9%
Boise Cascade Corp., 9.90% Nts.,
3/15/00                                           750,000        803,701
-------------------------------------------------------------------------
Fletcher Challenge Capital Canada,
Inc., 7.75% Nts., 6/20/06                       1,800,000      1,943,305
-------------------------------------------------------------------------
Potlatch Corp., 9.46% Medium-Term
Nts., 4/2/02                                      500,000        559,844
-------------------------------------------------------------------------
Scotia Pacific Holding Co., 7.95%
Timber Collateralized Nts., 7/20/15             1,412,832      1,466,254
                                                            -------------
                                                               4,773,104
-------------------------------------------------------------------------
CONSUMER RELATED - 3.1%
-------------------------------------------------------------------------
CONSUMER PRODUCTS - 1.3%
Harman International Industries,
Inc., 7.32% Nts., 7/1/07                        5,000,000      5,218,230
-------------------------------------------------------------------------
Procter & Gamble Co., 9.36% Debs.,
Series A, 1/1/21                                  500,000        644,266
-------------------------------------------------------------------------
Toro Co., 7.125% Nts., 6/15/07                  1,000,000      1,030,664
                                                            -------------
                                                               6,893,160
-------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.5%
Bass America, Inc., 6.75% Gtd.
Nts., 8/1/99                                      750,000        762,071
-------------------------------------------------------------------------
Coca-Cola Enterprises, Inc., 6.95%
Debs., 11/15/26                                 1,000,000      1,015,027
-------------------------------------------------------------------------
Gruma SA de CV, 7.625% Bonds,
10/15/07(7)                                       700,000        689,261
                                                            -------------
                                                               2,466,359
-------------------------------------------------------------------------
HEALTHCARE - 0.2%
Roche Holdings, Inc., 2.75% Bonds,
4/14/00                                         1,250,000      1,171,875
-------------------------------------------------------------------------
HOTEL/GAMING - 0.9%
Circus Circus Enterprises, Inc.,
6.75% Nts., 7/15/03                               375,000        373,046
-------------------------------------------------------------------------
Hilton Hotels Corp., 7.95% Sr.
Nts., 4/15/07                                   4,000,000      4,306,608
                                                            -------------
                                                               4,679,654
-------------------------------------------------------------------------
TEXTILE/APPAREL - 0.2%
Fruit of the Loom, Inc., 7% Debs.,
3/15/11                                         1,097,000      1,081,372
-------------------------------------------------------------------------
ENERGY - 3.9%
-------------------------------------------------------------------------
BP America, Inc., 10.875% Nts.,
8/1/01                               CAD        1,000,000        808,427
-------------------------------------------------------------------------
Coastal Corp., 8.75% Sr. Nts.,
5/15/99                                           500,000        516,919
-------------------------------------------------------------------------
Colorado International Gas Corp.,
10% Sr. Debs., 6/15/05                            500,000        604,269

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL         MARKET VALUE
                                          AMOUNT(1)         NOTE 1
-------------------------------------------------------------------------
ENERGY (CONTINUED)
-------------------------------------------------------------------------

Eastern Energy Ltd., 6.75% Sr.
Nts., 12/1/06(7)                          $     2,000,000   $  2,013,104
-------------------------------------------------------------------------
Enron Corp., 9.875% Debs., 6/15/03                375,000        434,418
-------------------------------------------------------------------------
Enterprise Oil plc, 6.70% Sr. Nts.,
9/15/07                                         4,000,000      4,108,420
-------------------------------------------------------------------------
Global Marine, Inc., 7.125% Nts.,
9/1/07(6)                                       8,000,000      8,080,000
-------------------------------------------------------------------------
HNG Internorth/Enron Corp., 9.625%
Debs., 3/15/06                                    500,000        600,241
-------------------------------------------------------------------------
McDermott, Inc., 9.375% Nts.,
3/15/02                                           400,000        425,942
-------------------------------------------------------------------------
Mitchell Energy & Development
Corp., 9.25% Sr. Nts., 1/15/02                     55,000         60,515
-------------------------------------------------------------------------
Saga Petroleum ASA, 7.25% Debs.,
9/23/27                                         1,000,000      1,026,844
-------------------------------------------------------------------------
Texaco Capital, Inc., 8.875% Gtd.
Debs., 9/1/21                                     500,000        626,775
-------------------------------------------------------------------------
TransCanada PipeLines Ltd., 9.875%
Debs., 1/1/21                                     750,000        997,500
                                                            -------------
                                                              20,303,374
-------------------------------------------------------------------------
FINANCIAL SERVICES - 10.6%
-------------------------------------------------------------------------
BANKS & THRIFTS - 1.3%
Banco Ganadero SA, 9.75%
Medium-Term Nts., 8/26/99(7)                      125,000        127,344
-------------------------------------------------------------------------
BankAmerica Corp., 7.75% Sub. Nts.,
7/15/02                                           750,000        793,961
-------------------------------------------------------------------------
Banque Centrale de Tunisie, 7.50%
Nts., 9/19/07                                     900,000        846,802
-------------------------------------------------------------------------
Chase Manhattan Corp. (New),
10.125% Sub. Nts., 11/1/00                        750,000        827,285
-------------------------------------------------------------------------
Citicorp Capital I, 7.933% Gtd.
Bonds, 2/15/27                                  2,000,000      2,138,990
-------------------------------------------------------------------------
First Chicago Corp.:
11.25% Sub. Nts., 2/20/01                         750,000        857,208
9% Sub. Nts., 6/15/99                             150,000        156,123
-------------------------------------------------------------------------
First Fidelity Bancorp, 8.50% Sub.
Capital Nts., 4/1/98                              850,000        854,519
-------------------------------------------------------------------------
Suntrust Banks, Inc., 8.875% Debs.,
2/1/98                                            500,000        501,029
                                                            -------------
                                                               7,103,261
-------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 5.6%
Aeltus CBO II Ltd./Aeltus CBO II
Corp., 7.982% Sr. Sec. Sub. Bonds,
8/6/09(6)                                       5,000,000      5,062,500
-------------------------------------------------------------------------
American General Finance Corp.,
5.875% Sr. Nts., 7/1/00                           196,000        194,883
-------------------------------------------------------------------------
Fleet Mtg. Group, Inc., 6.50% Nts.,
9/15/99                                           500,000        503,650
-------------------------------------------------------------------------
Ford Motor Credit Co., 6.75% Nts.,
8/15/08                                         1,000,000      1,012,842
-------------------------------------------------------------------------
Guangdong Enterprises Holdings
Ltd., 8.875% Sr. Nts., 5/22/07(7)                 610,000        563,829
-------------------------------------------------------------------------
Household Finance Corp., 8.95%
Debs., 9/15/99                                    500,000        522,488
-------------------------------------------------------------------------
Household International BV, 6% Gtd.
Sr. Nts., 3/15/99                                 131,000        131,269
-------------------------------------------------------------------------
HSBC Americas Capital Trust II,
8.38% Capital Securities,
5/15/27(7)                                      3,000,000      3,198,993
-------------------------------------------------------------------------
Merrill Lynch & Co., Inc.:
6.56% Nts., 12/16/07                            2,000,000      2,010,162
6.875% Nts., 3/1/03                               750,000        770,451
-------------------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co., 7% Debs., 10/1/13               1,000,000      1,018,604
-------------------------------------------------------------------------
Norsk Hydro AS, 8.75% Bonds,
10/23/01                                        1,000,000      1,077,500
-------------------------------------------------------------------------
Penske Truck Leasing Co. LP, 7.75%
Sr. Nts., 5/15/99                               1,000,000      1,023,932

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL         MARKET VALUE
                                          AMOUNT(1)         NOTE 1
-------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Rank Group Finance plc, 6.75% Gtd.
Nts., 11/30/04                            $     3,000,000   $  3,010,500
-------------------------------------------------------------------------
Salomon, Inc., 7.30% Nts., 5/15/02              1,000,000      1,035,115
-------------------------------------------------------------------------
SunAmerica, Inc., 9.95% Debs.,
2/1/12                                          3,000,000      3,765,333
-------------------------------------------------------------------------
U.S. Leasing International, Inc.,
6.625% Sr. Nts., 5/15/03                          750,000        761,647
-------------------------------------------------------------------------
Washington Mutual Capital I, 8.375%
Gtd. Bonds, 6/1/27                              3,000,000      3,271,428
                                                            -------------
                                                              28,935,126
-------------------------------------------------------------------------
INSURANCE - 3.7%
Aetna Services, Inc., 7.125% Nts.,
8/15/06                                         1,000,000      1,031,609
-------------------------------------------------------------------------
Allmerica Capital I, 8.207% Debs.,
2/3/27                                          2,000,000      2,209,596
-------------------------------------------------------------------------
CNA Financial Corp., 6.25% Nts.,
11/15/03                                        2,195,000      2,166,584
-------------------------------------------------------------------------
Liberty Mutual Insurance Co.,
7.697% Nts., 10/15/2097(6)                      7,000,000      7,359,044
-------------------------------------------------------------------------
Prudential Insurance Co. of
America:
6.875% Nts., 4/15/03(7)                         3,000,000      3,035,838
7.65% Surplus Nts., 7/1/07(7)                   3,000,000      3,186,858
-------------------------------------------------------------------------
SunAmerica, Inc., 9% Sr. Nts.,
1/15/99                                           196,000        201,222
                                                            -------------
                                                              19,190,751
-------------------------------------------------------------------------
MANUFACTURING - 0.5%
-------------------------------------------------------------------------
AUTOMOTIVE - 0.5%
Chrysler Corp., 7.40% Debs.,
8/1/2097                                        2,000,000      2,141,498
-------------------------------------------------------------------------
Johnson Controls, Inc., 7.70%
Debs., 3/1/15                                     500,000        564,073
                                                            -------------
                                                               2,705,571
-------------------------------------------------------------------------
MEDIA - 4.2%
-------------------------------------------------------------------------
CABLE TELEVISION - 0.5%
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                                 2,200,000      2,445,617
-------------------------------------------------------------------------
DIVERSIFIED MEDIA - 3.4%
GSP I Corp., 10.15% First Mtg.
Bonds, 6/24/10(7)                               1,110,527      1,087,506
-------------------------------------------------------------------------
News America Holdings, Inc.,
10.125% Gtd. Sr. Debs., 10/15/12                  500,000        591,928
-------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Debs., 3/15/23                       1,295,000      1,481,516
-------------------------------------------------------------------------
Time Warner, Inc., 9.15% Debs.,
2/1/23                                         12,000,000     14,791,788
                                                            -------------
                                                              17,952,738
-------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.1%
Columbia Pictures Entertainment,
Inc., 9.875% Sr. Sub. Nts., 2/1/98                500,000        501,292
-------------------------------------------------------------------------
PUBLISHING/PRINTING - 0.2%
Reed Elsevier, Inc., 6.625% Nts.,
10/15/23(7)                                       600,000        587,754
-------------------------------------------------------------------------
Reed Publishing (USA), Inc., 7.66%
Medium-Term Nts., 2/19/99                         500,000        508,750
                                                            -------------
                                                               1,096,504
-------------------------------------------------------------------------
OTHER - 3.0%
-------------------------------------------------------------------------
CONGLOMERATES - 0.2%
Tenneco, Inc. (New):
10.20% Debs., 3/15/08                             400,000        512,797

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL         MARKET VALUE
                                          AMOUNT(1)         NOTE 1
-------------------------------------------------------------------------
CONGLOMERATES (CONTINUED)
Tenneco, Inc. (New): (Continued)

8.075% Nts., 10/1/02                      $       650,000   $    696,023
                                                            -------------
                                                               1,208,820
-------------------------------------------------------------------------
SERVICES - 2.8%
Archer Daniels Midland Co., 7.125%
Debs., 3/1/13                                     750,000        800,963
-------------------------------------------------------------------------
Comcast Cable Communications, Inc.,
8.125% Unsec. Nts., 5/1/04                      5,000,000      5,404,590
-------------------------------------------------------------------------
ENSCO International, Inc.:
6.75% Nts., 11/15/07                            5,000,000      5,035,175
7.20% Nts., 11/15/27                            3,000,000      3,055,386
                                                            -------------
                                                              14,296,114
-------------------------------------------------------------------------
RETAIL - 1.0%
-------------------------------------------------------------------------
SPECIALTY RETAILING - 1.0%
Staples, Inc., 7.125% Sr. Nts.,
8/15/07                                         5,000,000      5,104,230
-------------------------------------------------------------------------
TECHNOLOGY - 3.4%
-------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 0.8%
U.S. Cellular Corp., 7.25% Nts.,
8/15/07                                         4,000,000      4,088,556
-------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
2.6%
Bell Cablemedia plc, 0%/11.95% Sr.
Disc. Nts., 7/15/04(11)                         2,100,000      1,984,500
-------------------------------------------------------------------------
Shaw Communications, Inc., 8.54%
Debs., 9/30/27                       CAD        3,000,000      1,948,549
-------------------------------------------------------------------------
U S West Capital Funding, Inc.:
7.30% Gtd. Unsec. Nts., 1/15/07                 5,000,000      5,194,145
7.95% Gtd. Bonds, 2/1/2097                      4,000,000      4,446,788
                                                            -------------
                                                              13,573,982

--------------------------------------------------------------------
TRANSPORTATION - 1.4%
--------------------------------------------------------------------
AIR TRANSPORTATION - 1.2%
UAL Corp., 9.125% Debs., 1/15/12           5,000,000      6,015,535
--------------------------------------------------------------------
RAILROADS - 0.2%
Kansas City Southern Industries,
Inc., 6.625% Nts., 3/1/05                    750,000        758,272
--------------------------------------------------------------------
Union Pacific Corp., 9.65%
Medium-Term Nts., 4/17/00                    400,000        429,143
                                                       -------------
                                                          1,187,415
--------------------------------------------------------------------
UTILITIES - 2.0%
--------------------------------------------------------------------
ELECTRIC UTILITIES - 0.9%
Cleveland Electric Illuminating
Co./Toledo Edison Co., 7.13% Sec.
Nts., Series B, 7/1/07                     3,000,000      3,173,586
--------------------------------------------------------------------
Long Island Lighting Co., 7% Nts.,
3/1/04                                       150,000        151,842
--------------------------------------------------------------------
Public Service Co. of Colorado,
8.75% First Mtg. Bonds, 3/1/22               750,000        828,344
--------------------------------------------------------------------
South Carolina Electric & Gas Co.,
9% Mtg. Bonds, 7/15/06                       500,000        583,366
                                                       -------------
                                                          4,737,138
--------------------------------------------------------------------
GAS UTILITIES - 0.5%
Consolidated Natural Gas Co.,
6.625% Debs., 12/1/13                      1,000,000      1,018,392

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
--------------------------------------------------------------------
GAS UTILITIES (CONTINUED)

National Fuel Gas Co., 7.75% Debs.,
2/1/04                               $       500,000   $    532,226
--------------------------------------------------------------------
Texas Gas Transmission Corp.,
8.625% Nts., 4/1/04                          500,000        555,629
--------------------------------------------------------------------
Washington Gas Light Co., 8.75%
First Mtg. Bonds, 7/1/19                     500,000        518,978
                                                       -------------
                                                          2,625,225
--------------------------------------------------------------------
TELEPHONE UTILITIES - 0.6%
Alltel Corp., 6.50% Debs., 11/1/13         1,000,000      1,003,891
--------------------------------------------------------------------
GTE Corp.:
8.85% Debs., 3/1/98                          750,000        753,043
9.375% Debs., 12/1/00                        500,000        541,604
--------------------------------------------------------------------
Northern Telecom Ltd., 6.875% Nts.,
10/1/02                                      500,000        513,475
                                                       -------------
                                                          2,812,013
                                                       -------------
Total Corporate Bonds and Notes
(Cost $175,107,227)                                     179,152,375

                                     SHARES
--------------------------------------------------------------------
PREFERRED STOCKS - 0.6%
--------------------------------------------------------------------
Allstate Financing I, 7.95% Gtd.
Quarterly Income Preferred
Securities, Series A (Cost
$3,000,000)                                  120,000      3,112,500

                                     PRINCIPAL
                                     AMOUNT(1)
--------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 0.9%
--------------------------------------------------------------------
Canadian Imperial Bank of Commerce
(New York Branch) Canadian Dollar
Three Month Banker's Acceptance
Linked Maximum Rate Nts., 8.66%,
4/13/98                              $       500,000        494,700
--------------------------------------------------------------------
Canadian Imperial Bank of Commerce,
U.S. Dollar Nts. Linked to the
Ministry of Finance of the Russian
Federation GKO, Zero Coupon,
9.857%, 9/17/98(10)                        2,300,000      1,986,510
--------------------------------------------------------------------
Goldman Sachs Group, LP:
South Korean Won Linked Nts.,
5.60%, 1/20/98                               100,000        103,530
Taiwanese Dollar Linked Nts.,
5.75%, 6/12/98                               200,000        201,960
--------------------------------------------------------------------
Lehman Brothers Holdings, Inc.
Greek Drachma/Swiss Franc Linked
Nts., Zero Coupon, 14.709%,
1/15/98(10)                                  800,000        832,000
--------------------------------------------------------------------
Merrill Lynch & Co., Inc., Units,
9.75%, 6/15/99 (representing debt
of Chemical Banking Corp., sub.
capital nts., and equity of
Citicorp, 7.75% preferred, series
22)(6)                                     1,000,000      1,172,800
--------------------------------------------------------------------
Morgan Guaranty Trust Co. of New
York, Japanese Government Bond 193
Currency Protected Bank Nts.,
8.14%, 4/29/98                                10,000          5,871
                                                       -------------
Total Structured Instruments (Cost
$4,976,564)                                               4,797,371

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL         MARKET VALUE
                                     AMOUNT(1)         NOTE 1
--------------------------------------------------------------------
REPURCHASE AGREEMENTS - 2.6%
--------------------------------------------------------------------
Repurchase agreement with Smith,
Barney, Harris, Upham & Co., Inc.,
6.625%, dated 12/31/97, to be
repurchased at $13,504,969 on
1/2/98, collateralized by U.S.
Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of
$13,829,656 (Cost $13,500,000)       $    13,500,000   $ 13,500,000
--------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$590,845,008)                                  115.7%   601,914,075
--------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                         (15.7)   (81,836,047)
                                     ---------------   -------------
NET ASSETS                                     100.0%  $520,078,028
                                     ---------------   -------------
                                     ---------------   -------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

CAD    -  Canadian Dollar         IDR    -  Indonesian Rupiah
ZAR    -  South African Rand

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. When-issued security to be delivered and settled after December 31, 1997.

4. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows.

5. Represents the current interest rate for a variable rate security.

6. Identifies issues considered to be illiquid or restricted - See Note 8 of Notes to Financial Statements.

7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $20,275,019 or 3.90% of the Fund's net assets as of December 31, 1997.

8. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

9. Securities with an aggregate market value of $2,349,157 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

10. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 88.0%
---------------------------------------------------------------
CONSUMER CYCLICALS - 13.5%
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 3.5%
CKE Restaurants, Inc.                     273,500  $11,521,187
---------------------------------------------------------------
Landry's Seafood Restaurants,
Inc.(1)                                   340,000    8,160,000
---------------------------------------------------------------
Outback Steakhouse, Inc.(1)               150,000    4,312,500
---------------------------------------------------------------
Signature Resorts, Inc.(1)                320,000    7,000,000
                                                   ------------
                                                    30,993,687
---------------------------------------------------------------
RETAIL: GENERAL - 2.1%
Jones Apparel Group, Inc.(1)              219,600    9,442,800
---------------------------------------------------------------
Nautica Enterprises, Inc.(1)              130,000    3,022,500
---------------------------------------------------------------
North Face, Inc. (The)(1)                 165,000    3,630,000
---------------------------------------------------------------
Vans, Inc.(1)                             150,000    2,268,750
                                                   ------------
                                                    18,364,050
---------------------------------------------------------------
RETAIL: SPECIALTY - 7.9%
Cendant Corp.(1)                          570,310   19,604,406
---------------------------------------------------------------
Fred Meyer, Inc.(1)                       170,000    6,183,750
---------------------------------------------------------------
General Nutrition Cos., Inc.              550,000   18,700,000
---------------------------------------------------------------
Linens 'N Things, Inc.(1)                 300,500   13,109,312
---------------------------------------------------------------
Petco Animal Supplies, Inc.(1)            330,000    7,920,000
---------------------------------------------------------------
TJX Cos., Inc.                            120,000    4,125,000
                                                   ------------
                                                    69,642,468
---------------------------------------------------------------
CONSUMER NON-CYCLICALS - 16.7%
---------------------------------------------------------------
HEALTHCARE/DRUGS - 3.0%
BioChem Pharma, Inc.(1)                   360,000    7,515,000
---------------------------------------------------------------
Dura Pharmaceuticals, Inc.(1)             230,000   10,551,250
---------------------------------------------------------------
Human Genome Sciences, Inc.(1)            120,000    4,770,000
---------------------------------------------------------------
Incyte Pharmaceuticals, Inc.(1)            62,800    2,826,000
---------------------------------------------------------------
Nuerocrine Biosciences, Inc.(1)           105,000      826,875
                                                   ------------
                                                    26,489,125
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
12.5%
AmeriSource Health Corp., Cl. A(1)        136,600    8,025,250
---------------------------------------------------------------
Covance, Inc.(1)                          300,000    5,962,500
---------------------------------------------------------------
ESC Medical Systems Ltd.(1)               292,100   11,318,875
---------------------------------------------------------------
FPA Medical Management, Inc.(1)           460,000    8,567,500
---------------------------------------------------------------
HEALTHSOUTH Corp.(1)                      340,000    9,435,000
---------------------------------------------------------------
Integ, Inc.(1)                            111,500      446,000
---------------------------------------------------------------
McKesson Corp.                             70,000    7,573,125
---------------------------------------------------------------
MedPartners, Inc.(1)                      175,000    3,915,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES
(CONTINUED)

Parexel International Corp.(1)            235,000  $ 8,695,000
---------------------------------------------------------------
Pediatrix Medical Group, Inc.(1)          200,000    8,550,000
---------------------------------------------------------------
PhyCor, Inc.(1)                           159,000    4,293,000
---------------------------------------------------------------
Quintiles Transnational Corp.(1)          150,000    5,737,500
---------------------------------------------------------------
Renal Treatment Centers, Inc.(1)          405,000   14,630,625
---------------------------------------------------------------
Total Renal Care Holdings, Inc.(1)        454,333   12,494,157
                                                   ------------
                                                   109,644,157
---------------------------------------------------------------
HOUSEHOLD GOODS - 1.2%
Blyth Industries, Inc.(1)                 352,500   10,552,969
---------------------------------------------------------------
ENERGY - 5.6%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 5.6%
Calpine Corp.(1)                          232,500    3,458,437
---------------------------------------------------------------
Coflexip SA, Sponsored ADR                 80,000    4,440,000
---------------------------------------------------------------
Cooper Cameron Corp.(1)                    80,000    4,880,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.           153,800    7,401,625
---------------------------------------------------------------
Global Industries Ltd.(1)                 300,000    5,100,000
---------------------------------------------------------------
Halliburton Co.                           200,000   10,387,500
---------------------------------------------------------------
Nabors Industries, Inc.(1)                200,000    6,287,500
---------------------------------------------------------------
Santa Fe International Corp.              180,000    7,323,750
                                                   ------------
                                                    49,278,812
---------------------------------------------------------------
FINANCIAL - 11.9%
---------------------------------------------------------------
BANKS - 1.4%
Providian Financial Corp.                 120,000    5,422,500
---------------------------------------------------------------
TCF Financial Corp.                       200,000    6,787,500
                                                   ------------
                                                    12,210,000
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.7%
Affiliated Managers Group, Inc.(1)        190,000    5,510,000
---------------------------------------------------------------
Arm Financial Group, Inc., Cl. A          300,000    7,912,500
---------------------------------------------------------------
Associates First Capital Corp., Cl.
A                                         161,000   11,451,125
---------------------------------------------------------------
C.I.T. Group, Inc., Cl. A(1)              234,700    7,569,075
                                                   ------------
                                                    32,442,700
---------------------------------------------------------------
INSURANCE - 6.8%
ACE Ltd.                                   50,000    4,825,000
---------------------------------------------------------------
CapMAC Holdings, Inc.                     100,600    3,495,850
---------------------------------------------------------------
Conseco, Inc.                             300,000   13,631,250
---------------------------------------------------------------
Everest Reinsurance Holdings, Inc.        250,000   10,312,500
---------------------------------------------------------------
Executive Risk, Inc.                      135,000    9,424,687
---------------------------------------------------------------
EXEL Ltd.                                  70,000    4,436,250
---------------------------------------------------------------
Frontier Insurance Group, Inc.            200,000    4,575,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
INSURANCE (CONTINUED)

Travelers Property Casualty Corp.,
Cl. A                                     200,000  $ 8,800,000
                                                   ------------
                                                    59,500,537
---------------------------------------------------------------
INDUSTRIAL - 12.5%
---------------------------------------------------------------
INDUSTRIAL SERVICES - 10.0%
AccuStaff, Inc.(1)                        330,000    7,590,000
---------------------------------------------------------------
Affiliated Computer Services, Inc.,
Cl. A(1)                                  200,000    5,262,500
---------------------------------------------------------------
Allied Waste Industries, Inc.(1)          604,300   14,087,744
---------------------------------------------------------------
American Disposal Services, Inc.(1)       175,400    6,402,100
---------------------------------------------------------------
Cambridge Technology Partners,
Inc.(1)                                   486,600   20,254,725
---------------------------------------------------------------
CIBER, Inc.(1)                            231,300   13,415,400
---------------------------------------------------------------
Newpark Resources, Inc.(1)                346,800    6,069,000
---------------------------------------------------------------
U.S. Rentals, Inc.(1)                     181,500    4,265,250
---------------------------------------------------------------
United Rentals, Inc.(1)                   125,000    2,414,063
---------------------------------------------------------------
USA Waste Services, Inc.(1)               196,600    7,716,550
                                                   ------------
                                                    87,477,332
---------------------------------------------------------------
MANUFACTURING - 2.5%
Tyco International Ltd.                   410,000   18,475,625
---------------------------------------------------------------
U.S. Filter Corp.(1)                      108,600    3,251,213
                                                   ------------
                                                    21,726,838
---------------------------------------------------------------
TECHNOLOGY - 27.8%
---------------------------------------------------------------
COMPUTER HARDWARE - 1.3%
Telxon Corp.                              480,000   11,460,000
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 16.6%
Aspen Technologies, Inc.(1)               315,700   10,812,725
---------------------------------------------------------------
Cap Gemini SA                             105,000    8,613,479
---------------------------------------------------------------
Citrix Systems, Inc.(1)                   240,000   18,240,000
---------------------------------------------------------------
Compuware Corp.(1)                        310,000    9,920,000
---------------------------------------------------------------
Harbinger Corp.(1)                        276,500    7,776,563
---------------------------------------------------------------
HBO & Co.                                 380,000   18,240,000
---------------------------------------------------------------
Hypercom Corp.(1)                         183,200    2,587,700
---------------------------------------------------------------
JDA Software Group, Inc.(1)               400,000   14,000,000
---------------------------------------------------------------
Oracle Corp.(1)                           100,000    2,231,250
---------------------------------------------------------------
Rogue Wave Software, Inc.(1)              150,000    1,659,375
---------------------------------------------------------------
Saville Systems Ireland plc,
Sponsored ADR(1)                          450,000   18,675,000
---------------------------------------------------------------
Synopsys, Inc.(1)                         275,000    9,831,250
---------------------------------------------------------------
USWeb Corp.(1)                            310,000    2,906,250
---------------------------------------------------------------
Versant Object Technology Corp.(1)        225,000    3,107,813
---------------------------------------------------------------
Visio Corp.(1)                            440,000   16,885,000
                                                   ------------
                                                   145,486,405

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
ELECTRONICS - 2.4%
Lernout & Hauspie Speech Products
NV(1)                                     177,500  $ 8,253,750
---------------------------------------------------------------
Vitesse Semiconductor Corp.(1)            185,000    6,983,750
---------------------------------------------------------------
Waters Corp.(1)                           150,000    5,643,750
                                                   ------------
                                                    20,881,250
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
7.5%
Advanced Fibre Communications,
Inc.(1)                                   110,000    3,203,750
---------------------------------------------------------------
Allen Telecom, Inc.(1)                    121,200    2,234,625
---------------------------------------------------------------
Comverse Technology, Inc.(1)              120,000    4,680,000
---------------------------------------------------------------
Newbridge Networks Corp.(1)               210,000    7,323,750
---------------------------------------------------------------
Nextel Communications, Inc., Cl.
A(1)                                      350,000    9,100,000
---------------------------------------------------------------
Pacific Gateway Exchange, Inc.(1)          50,000    2,690,625
---------------------------------------------------------------
Scientific-Atlanta, Inc.                  170,000    2,847,500
---------------------------------------------------------------
Tel-Save Holdings, Inc.(1)                130,000    2,583,750
---------------------------------------------------------------
Teledata Communications Ltd.(1)           234,800    4,285,100
---------------------------------------------------------------
Tellabs, Inc.(1)                          170,000    8,988,750
---------------------------------------------------------------
Uniphase Corp.(1)                         203,000    8,399,125
---------------------------------------------------------------
WinStar Communications, Inc.              380,000    9,476,250
                                                   ------------
                                                    65,813,225
                                                   ------------
Total Common Stocks (Cost
$605,998,270)                                      771,963,555

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 0.3%
---------------------------------------------------------------
United Waste Systems, Inc., 4.50%
Cv. Sub. Nts., 6/1/01 (Cost
$2,000,000)(2)                       $  2,000,000    2,775,000
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 12.2%
---------------------------------------------------------------
Repurchase agreement with Smith,
Barney, Harris, Upham & Co., Inc.,
6.625%, dated 12/31/97, to be
repurchased at $107,289,474 on
1/2/98, collateralized by U.S.
Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of
$109,868,933 (Cost $107,250,000)      107,250,000  107,250,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$715,248,270)                               100.5% 881,988,555
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                       (0.5)  (4,181,082 )
                                     ------------  ------------
NET ASSETS                                  100.0% $877,807,473
                                     ------------  ------------
                                     ------------  ------------

1. Non-income producing security.

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,775,000 or 0.32% of the Fund's net assets as of December 31, 1997.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 78.9%
---------------------------------------------------------------
BASIC MATERIALS - 2.2%
---------------------------------------------------------------
CHEMICALS - 2.2%
Crompton & Knowles Corp.                   38,200  $ 1,012,300
---------------------------------------------------------------
Ferro Corp.                                80,000    1,945,000
---------------------------------------------------------------
Morton International, Inc.                127,000    4,365,625
---------------------------------------------------------------
Praxair, Inc.                              45,600    2,052,000
---------------------------------------------------------------
Scotts Co. (The), Cl. A(1)                 56,000    1,694,000
                                                   ------------
                                                    11,068,925
---------------------------------------------------------------
CONSUMER CYCLICALS - 14.0%
---------------------------------------------------------------
AUTOS & HOUSING - 2.4%
Arvin Industries, Inc.                     54,300    1,808,869
---------------------------------------------------------------
Autoliv, Inc.                              54,889    1,797,615
---------------------------------------------------------------
Centex Corp.                               39,000    2,454,562
---------------------------------------------------------------
Furniture Brands International,
Inc.(1)                                    60,100    1,232,050
---------------------------------------------------------------
Magna International, Inc., Cl. A           22,000    1,381,875
---------------------------------------------------------------
Pulte Corp.                                22,000      919,875
---------------------------------------------------------------
Toll Brothers, Inc.(1)                     90,000    2,407,500
                                                   ------------
                                                    12,002,346
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 1.5%
Callaway Golf Co.                          82,200    2,347,837
---------------------------------------------------------------
Carnival Corp., Cl. A                      75,000    4,153,125
---------------------------------------------------------------
Disney (Walt) Co.                           7,000      693,437
                                                   ------------
                                                     7,194,399
---------------------------------------------------------------
MEDIA - 1.5%
Chancellor Media Corp.(1)                  30,000    2,238,750
---------------------------------------------------------------
New York Times Co.                         78,000    5,157,750
                                                   ------------
                                                     7,396,500
---------------------------------------------------------------
RETAIL: GENERAL - 4.1%
CVS Corp.                                 114,500    7,335,156
---------------------------------------------------------------
Dayton Hudson Corp.                        30,000    2,025,000
---------------------------------------------------------------
Federated Department Stores,
Inc.(1)                                    65,000    2,799,062
---------------------------------------------------------------
Jones Apparel Group, Inc.(1)               76,500    3,289,500
---------------------------------------------------------------
Nautica Enterprises, Inc.(1)               62,000    1,441,500
---------------------------------------------------------------
Tommy Hilfiger Corp.(1)                    95,800    3,364,975
                                                   ------------
                                                    20,255,193
---------------------------------------------------------------
RETAIL: SPECIALTY - 4.5%
Bed Bath & Beyond, Inc.(1)                 21,000      808,500
---------------------------------------------------------------
Cendant Corp.(1)                          110,000    3,781,250
---------------------------------------------------------------
Ethan Allen Interiors, Inc.                70,500    2,718,656

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
RETAIL: SPECIALTY (CONTINUED)

Gap, Inc.                                  25,500  $   903,656
---------------------------------------------------------------
Intimate Brands, Inc., Cl. A               95,000    2,285,937
---------------------------------------------------------------
Nine West Group, Inc.(1)                   43,600    1,130,875
---------------------------------------------------------------
Ross Stores, Inc.                          60,000    2,182,500
---------------------------------------------------------------
Stride Rite Corp.                          35,000      420,000
---------------------------------------------------------------
Tiffany & Co.                              44,000    1,586,750
---------------------------------------------------------------
TJX Cos., Inc.                             92,000    3,162,500
---------------------------------------------------------------
Williams-Sonoma, Inc.(1)                   75,500    3,161,562
                                                   ------------
                                                    22,142,186
---------------------------------------------------------------
CONSUMER NON-CYCLICALS - 14.0%
---------------------------------------------------------------
FOOD - 4.3%
Hershey Foods Corp.                        20,000    1,238,750
---------------------------------------------------------------
JP Foodservice, Inc.(1)                    32,600    1,204,162
---------------------------------------------------------------
Kroger Co.(1)                              49,000    1,809,937
---------------------------------------------------------------
McCormick & Co., Inc., Non-Vtg.            13,000      364,000
---------------------------------------------------------------
Richfood Holdings, Inc.                    87,200    2,463,400
---------------------------------------------------------------
Safeway, Inc.(1)                          152,000    9,614,000
---------------------------------------------------------------
Smithfield Foods, Inc.(1)                  82,000    2,706,000
---------------------------------------------------------------
Suiza Foods Corp.(1)                       29,750    1,771,984
                                                   ------------
                                                    21,172,233
---------------------------------------------------------------
HEALTHCARE/DRUGS - 3.8%
Biogen, Inc.(1)                            26,000      945,750
---------------------------------------------------------------
Lilly (Eli) & Co.                          74,180    5,164,782
---------------------------------------------------------------
Pfizer, Inc.                               90,000    6,710,625
---------------------------------------------------------------
Schering-Plough Corp.                      92,800    5,765,200
                                                   ------------
                                                    18,586,357
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
4.5%
Becton, Dickinson & Co.                    25,000    1,250,000
---------------------------------------------------------------
HealthCare COMPARE Corp.(1)                70,800    3,619,650
---------------------------------------------------------------
HEALTHSOUTH Corp.(1)                       88,000    2,442,000
---------------------------------------------------------------
Lincare Holdings, Inc.(1)                  82,700    4,713,900
---------------------------------------------------------------
Medtronic, Inc.                            35,000    1,830,937
---------------------------------------------------------------
Minimed, Inc.(1)                           46,800    1,819,350
---------------------------------------------------------------
Oxford Health Plans, Inc.(1)               54,800      852,825
---------------------------------------------------------------
Renal Treatment Centers, Inc.(1)           50,000    1,806,250
---------------------------------------------------------------
VISX, Inc.(1)                              11,000      243,375
---------------------------------------------------------------
WellPoint Health Networks, Inc.(1)         88,400    3,734,900
                                                   ------------
                                                    22,313,187
---------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Blyth Industries, Inc.(1)                  25,000      748,437

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
TOBACCO - 1.2%
Philip Morris Cos., Inc.                  102,000  $ 4,621,875
---------------------------------------------------------------
RJR Nabisco Holdings Corp.                 40,000    1,500,000
                                                   ------------
                                                     6,121,875
---------------------------------------------------------------
ENERGY - 5.8%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 3.8%
BJ Services Co.(1)                         25,000    1,798,437
---------------------------------------------------------------
ENSCO International, Inc.                  68,000    2,278,000
---------------------------------------------------------------
Global Marine, Inc.(1)                    100,000    2,450,000
---------------------------------------------------------------
Halliburton Co.                            89,800    4,663,987
---------------------------------------------------------------
Nabors Industries, Inc.(1)                 53,900    1,694,481
---------------------------------------------------------------
Smith International, Inc.(1)               38,000    2,332,250
---------------------------------------------------------------
Varco International, Inc.(1)              166,200    3,562,913
                                                   ------------
                                                    18,780,068
---------------------------------------------------------------
OIL-INTEGRATED - 2.0%
Camco International, Inc.                  48,500    3,088,844
---------------------------------------------------------------
Mobil Corp.                                18,200    1,313,813
---------------------------------------------------------------
Phillips Petroleum Co.                     33,000    1,604,625
---------------------------------------------------------------
Royal Dutch Petroleum Co., NY
Shares                                     10,000      541,875
---------------------------------------------------------------
Texaco, Inc.                               29,000    1,576,875
---------------------------------------------------------------
USX-Marathon Group                         58,000    1,957,500
                                                   ------------
                                                    10,083,532
---------------------------------------------------------------
FINANCIAL - 17.8%
---------------------------------------------------------------
BANKS - 5.6%
Banc One Corp.                            127,262    6,911,917
---------------------------------------------------------------
BankBoston Corp.                           23,000    2,160,563
---------------------------------------------------------------
Barnett Banks, Inc.                        38,000    2,731,250
---------------------------------------------------------------
Chase Manhattan Corp. (New)                15,640    1,712,580
---------------------------------------------------------------
Credito Italiano                        1,320,000    4,072,746
---------------------------------------------------------------
Fleet Financial Group, Inc.                20,000    1,498,750
---------------------------------------------------------------
Greenpoint Financial Corp.                 12,000      870,750
---------------------------------------------------------------
Societe Generale                           21,500    2,930,586
---------------------------------------------------------------
Star Banc Corp.                            43,500    2,495,813
---------------------------------------------------------------
State Street Corp.                         39,200    2,280,950
                                                   ------------
                                                    27,665,905
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 8.1%
Associates First Capital Corp., Cl.
A                                          55,000    3,911,875
---------------------------------------------------------------
Countrywide Credit Industries, Inc.        10,000      428,750
---------------------------------------------------------------
Fannie Mae                                 36,000    2,054,250
---------------------------------------------------------------
Finova Group, Inc.                         60,800    3,021,000
---------------------------------------------------------------
Franklin Resources, Inc.                   23,100    2,008,256

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Freddie Mac                                60,000  $ 2,516,250
---------------------------------------------------------------
Green Tree Financial Corp.                128,000    3,352,000
---------------------------------------------------------------
Merrill Lynch & Co., Inc.                  44,000    3,209,250
---------------------------------------------------------------
MGIC Investment Corp.                      32,200    2,141,300
---------------------------------------------------------------
Money Store, Inc. (The)                    40,000      840,000
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                             40,200    2,376,825
---------------------------------------------------------------
Price (T. Rowe) Associates, Inc.           30,500    1,917,688
---------------------------------------------------------------
Schwab (Charles) Corp.                     30,000    1,258,125
---------------------------------------------------------------
Travelers Group, Inc.                     203,499   10,963,509
                                                   ------------
                                                    39,999,078
---------------------------------------------------------------
INSURANCE - 4.1%
ACE Ltd.                                   25,800    2,489,700
---------------------------------------------------------------
Allstate Corp.                             27,500    2,499,063
---------------------------------------------------------------
Conseco, Inc.                              90,000    4,089,375
---------------------------------------------------------------
Equitable Cos., Inc.                       69,000    3,432,750
---------------------------------------------------------------
Executive Risk, Inc.                       40,000    2,792,500
---------------------------------------------------------------
Progressive Corp.                          15,000    1,798,125
---------------------------------------------------------------
SunAmerica, Inc.                           78,500    3,355,875
                                                   ------------
                                                    20,457,388
---------------------------------------------------------------
INDUSTRIAL - 5.9%
---------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.7%
Emerson Electric Co.                       37,000    2,088,188
---------------------------------------------------------------
General Electric Co.                       18,000    1,320,750
                                                   ------------
                                                     3,408,938
---------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.7%
Rayonier, Inc.                             32,400    1,379,025
---------------------------------------------------------------
Southdown, Inc.                            36,900    2,177,100
                                                   ------------
                                                     3,556,125
---------------------------------------------------------------
INDUSTRIAL SERVICES - 0.7%
Corrections Corp. of America(1)            55,000    2,038,438
---------------------------------------------------------------
Kent Electronics Corp.(1)                  56,000    1,407,000
                                                   ------------
                                                     3,445,438
---------------------------------------------------------------
MANUFACTURING - 2.3%
Aeroquip-Vickers, Inc.                     35,000    1,717,188
---------------------------------------------------------------
AGCO Corp.                                 25,200      737,100
---------------------------------------------------------------
American Standard Cos., Inc.(1)            50,000    1,915,625
---------------------------------------------------------------
Illinois Tool Works, Inc.                  45,000    2,705,625
---------------------------------------------------------------
MascoTech, Inc.                            97,000    1,782,375
---------------------------------------------------------------
Sealed Air Corp.(1)                        38,000    2,346,500
                                                   ------------
                                                    11,204,413

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
TRANSPORTATION - 1.5%
Canadian Pacific Ltd. (New)                90,000  $ 2,452,500
---------------------------------------------------------------
Kansas City Southern Industries,
Inc.                                      153,000    4,857,750
                                                   ------------
                                                     7,310,250
---------------------------------------------------------------
TECHNOLOGY - 18.2%
---------------------------------------------------------------
COMPUTER HARDWARE - 5.7%
Adaptec, Inc.(1)                          167,200    6,207,300
---------------------------------------------------------------
Cabletron Systems, Inc.(1)                 87,000    1,305,000
---------------------------------------------------------------
Compaq Computer Corp.                      82,000    4,627,875
---------------------------------------------------------------
EMC Corp.(1)                               84,000    2,304,750
---------------------------------------------------------------
Gateway 2000, Inc.(1)                      80,600    2,629,575
---------------------------------------------------------------
International Business Machines
Corp.                                      37,000    3,868,813
---------------------------------------------------------------
Quantum Corp.(1)                           40,000      802,500
---------------------------------------------------------------
Seagate Technology, Inc.(1)               180,000    3,465,000
---------------------------------------------------------------
Sun Microsystems, Inc.(1)                  36,000    1,435,500
---------------------------------------------------------------
Western Digital Corp.(1)                   85,000    1,365,313
                                                   ------------
                                                    28,011,626
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 7.3%
BMC Software, Inc.(1)                      58,400    3,832,500
---------------------------------------------------------------
Computer Associates International,
Inc.                                       39,000    2,062,125
---------------------------------------------------------------
First Data Corp.                           93,000    2,720,250
---------------------------------------------------------------
Gartner Group, Inc., Cl. A(1)              91,000    3,389,750
---------------------------------------------------------------
HBO & Co.                                  65,000    3,120,000
---------------------------------------------------------------
Microsoft Corp.(1)                         69,000    8,918,250
---------------------------------------------------------------
Network Associates, Inc.(1)                75,900    4,013,213
---------------------------------------------------------------
Peoplesoft, Inc.(1)                       130,800    5,101,200
---------------------------------------------------------------
Structural Dynamics Research
Corp.(1)                                   60,600    1,363,500
---------------------------------------------------------------
Sungard Data Systems, Inc.(1)              54,000    1,674,000
                                                   ------------
                                                    36,194,788
---------------------------------------------------------------
ELECTRONICS - 2.4%
Analog Devices, Inc.(1)                    28,333      784,470
---------------------------------------------------------------
LSI Logic Corp.(1)                         50,000      987,500
---------------------------------------------------------------
Sanmina Corp.(1)                           49,000    3,319,750
---------------------------------------------------------------
Teradyne, Inc.(1)                          30,000      960,000
---------------------------------------------------------------
Vitesse Semiconductor Corp.(1)             48,200    1,819,550
---------------------------------------------------------------
Waters Corp.(1)                           100,000    3,762,500
                                                   ------------
                                                    11,633,770
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
2.8%
Ascend Communications, Inc.(1)             25,750      630,875
---------------------------------------------------------------
Newbridge Networks Corp.(1)                30,000    1,046,250
---------------------------------------------------------------
Pairgain Technologies, Inc.(1)             85,000    1,646,875

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY
(CONTINUED)

Tellabs, Inc.(1)                          128,200  $ 6,778,575
---------------------------------------------------------------
WorldCom, Inc.                            125,000    3,781,250
                                                   ------------
                                                    13,883,825
---------------------------------------------------------------
UTILITIES - 1.0%
---------------------------------------------------------------
ELECTRIC UTILITIES - 0.6%
American Electric Power Co., Inc.          11,550      596,269
---------------------------------------------------------------
CalEnergy, Inc.(1)                         59,500    1,710,625
---------------------------------------------------------------
CMS Energy Corp.                           16,200      713,813
                                                   ------------
                                                     3,020,707
---------------------------------------------------------------
TELEPHONE UTILITIES - 0.4%
Cincinnati Bell, Inc.                      23,600      731,600
---------------------------------------------------------------
LCI International, Inc.(1)                 42,000    1,291,500
                                                   ------------
                                                     2,023,100
                                                   ------------
Total Common Stocks (Cost
$298,431,087)                                      389,680,589

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 20.5%
---------------------------------------------------------------
Repurchase agreement with Smith,
Barney, Harris, Upham & Co., Inc.,
6.625%, dated 12/31/97, to be
repurchased at $101,537,358 on
1/2/98, collateralized by U.S.
Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of
$103,978,524 (Cost $101,500,000)     $101,500,000  101,500,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$399,931,087)                                99.4% 491,180,589
---------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES               0.6    2,725,385
                                     ------------  ------------
NET ASSETS                                  100.0% $493,905,974
                                     ------------  ------------
                                     ------------  ------------

1. Non-income producing security.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 48.2%
---------------------------------------------------------------
BASIC MATERIALS - 2.2%
---------------------------------------------------------------
CHEMICALS - 0.9%
Bayer AG, Sponsored ADR                    51,000  $ 1,906,069
---------------------------------------------------------------
Ecolab, Inc.(1)                            14,000      776,125
---------------------------------------------------------------
IMC Global, Inc.                           47,700    1,562,175
---------------------------------------------------------------
Potash Corp. of Saskatchewan, Inc.         20,000    1,660,000
                                                   ------------
                                                     5,904,369
---------------------------------------------------------------
METALS - 0.9%
Alumax, Inc.(2)                            58,000    1,972,000
---------------------------------------------------------------
Brush Wellman, Inc.                        78,000    1,911,000
---------------------------------------------------------------
De Beers Consolidated Mines Ltd.,
ADR                                        52,300    1,068,881
---------------------------------------------------------------
Oregon Metallurgical Corp.(2)              30,000    1,001,250
                                                   ------------
                                                     5,953,131
---------------------------------------------------------------
PAPER - 0.4%
Aracruz Celulose SA, Sponsored ADR         66,499      955,923
---------------------------------------------------------------
MacMillan Bloedel Ltd.                    103,880    1,077,986
---------------------------------------------------------------
MacMillan Bloedel Ltd.                     24,200      257,125
                                                   ------------
                                                     2,291,034
---------------------------------------------------------------
CONSUMER CYCLICALS - 9.3%
---------------------------------------------------------------
AUTOS & HOUSING - 0.7%
Dana Corp.                                 33,000    1,567,500
---------------------------------------------------------------
General Motors Corp.(1)                     5,000      303,125
---------------------------------------------------------------
IRSA Inversiones y Representaciones
SA                                        357,510    1,330,181
---------------------------------------------------------------
Toll Brothers, Inc.(2)                     46,000    1,230,500
                                                   ------------
                                                     4,431,306
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 4.5%
Alaska Air Group, Inc.(1)(2)               54,000    2,092,500
---------------------------------------------------------------
AMR Corp.(1)(2)                            21,500    2,762,750
---------------------------------------------------------------
Berjaya Sports Toto Berhad                410,000    1,049,929
---------------------------------------------------------------
Brunswick Corp.                            36,000    1,091,250
---------------------------------------------------------------
Callaway Golf Co.                          22,500      642,656
---------------------------------------------------------------
Cheesecake Factory (The)(2)                30,000      915,000
---------------------------------------------------------------
Circus Circus Enterprises, Inc.(2)         83,000    1,701,500
---------------------------------------------------------------
Cracker Barrel Old Country Store,
Inc.(1)                                    70,000    2,336,250
---------------------------------------------------------------
Disney (Walt) Co.(1)                        5,000      495,312
---------------------------------------------------------------
Global Motorsport Group, Inc.(2)           59,000      685,875
---------------------------------------------------------------
International Game Technology(1)          100,000    2,525,000
---------------------------------------------------------------
Mirage Resorts, Inc.(2)                    47,500    1,080,625

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
LEISURE & ENTERTAINMENT (CONTINUED)

Nintendo Co. Ltd.                          32,000  $ 3,150,258
---------------------------------------------------------------
Outback Steakhouse, Inc.(1)(2)             26,800      770,500
---------------------------------------------------------------
Primadonna Resorts, Inc.(2)                48,000      801,000
---------------------------------------------------------------
Shangri-La Asia Ltd.                      535,000      452,262
---------------------------------------------------------------
Shimano, Inc.                              85,000    1,568,976
---------------------------------------------------------------
SkyWest, Inc.(1)                           60,000    1,777,500
---------------------------------------------------------------
Time Warner, Inc.                          23,000    1,426,000
---------------------------------------------------------------
West Marine, Inc.(1)(2)                    73,000    1,633,384
                                                   ------------
                                                    28,958,527
---------------------------------------------------------------
MEDIA - 1.3%
CBS Corp.(1)                              113,026    3,327,203
---------------------------------------------------------------
Comcast Corp., Cl. A Special(1)            57,000    1,799,062
---------------------------------------------------------------
South China Morning Post Holdings
Ltd.                                    1,706,000    1,199,972
---------------------------------------------------------------
U S West Media Group(2)                    72,000    2,079,000
                                                   ------------
                                                     8,405,237
---------------------------------------------------------------
RETAIL: GENERAL - 1.0%
Cone Mills Corp.(2)                       261,000    2,022,750
---------------------------------------------------------------
Dayton Hudson Corp.                        20,000    1,350,000
---------------------------------------------------------------
Federated Department Stores,
Inc.(2)                                    41,000    1,765,562
---------------------------------------------------------------
Neiman-Marcus Group, Inc.(2)               50,500    1,527,625
                                                   ------------
                                                     6,665,937
---------------------------------------------------------------
RETAIL: SPECIALTY - 1.8%
AutoZone, Inc.(1)(2)                       60,000    1,740,000
---------------------------------------------------------------
Books-A-Million, Inc.(2)                  300,000    1,743,750
---------------------------------------------------------------
Circuit City Stores, Inc. - CarMax
Group(2)                                   65,000      585,000
---------------------------------------------------------------
Costco Cos., Inc.(1)(2)                    14,900      664,912
---------------------------------------------------------------
General Nutrition Cos., Inc.(1)            75,000    2,550,000
---------------------------------------------------------------
Gymboree Corp.(1)(2)                       61,900    1,694,512
---------------------------------------------------------------
Movie Gallery, Inc.(2)                     80,000      235,000
---------------------------------------------------------------
Toys 'R' Us, Inc.(2)                       73,000    2,294,937
                                                   ------------
                                                    11,508,111
---------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.9%
---------------------------------------------------------------
BEVERAGES - 0.3%
Diageo plc                                200,000    1,837,915
---------------------------------------------------------------
FOOD - 0.7%
Chiquita Brands International, Inc.        90,000    1,468,125
---------------------------------------------------------------
Groupe Danone                              10,413    1,860,743
---------------------------------------------------------------
Nestle SA, Sponsored ADR                   12,000      900,482
                                                   ------------
                                                     4,229,350

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
HEALTHCARE/DRUGS - 3.3%
Abbott Laboratories                        33,000  $ 2,163,562
---------------------------------------------------------------
American Home Products Corp.               38,500    2,945,250
---------------------------------------------------------------
Astra AB Free, Series A                    80,000    1,386,375
---------------------------------------------------------------
BioChem Pharma, Inc.(2)                    46,500      970,687
---------------------------------------------------------------
Bristol-Myers Squibb Co.                   11,000    1,040,875
---------------------------------------------------------------
Genzyme Corp. (General
Division)(1)(2)                            72,000    1,998,000
---------------------------------------------------------------
Johnson & Johnson(1)                       40,000    2,635,000
---------------------------------------------------------------
Mylan Laboratories, Inc.(1)                95,000    1,989,062
---------------------------------------------------------------
Novartis AG                                 2,106    3,422,040
---------------------------------------------------------------
SmithKline Beecham plc, ADR                46,000    2,366,125
                                                   ------------
                                                    20,916,976
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
2.6%
Acuson Corp.(2)                            48,000      795,000
---------------------------------------------------------------
Alternative Living Services,
Inc.(2)                                    73,000    2,158,062
---------------------------------------------------------------
Apache Medical Systems, Inc.(2)           287,000      367,719
---------------------------------------------------------------
Biomet, Inc.                               80,000    2,050,000
---------------------------------------------------------------
Boston Scientific Corp.(2)                 16,000      734,000
---------------------------------------------------------------
Innovasive Devices, Inc.(2)               110,000    1,003,750
---------------------------------------------------------------
Manor Care, Inc.(1)                        34,985    1,224,475
---------------------------------------------------------------
MedPartners, Inc.(2)                      100,000    2,237,500
---------------------------------------------------------------
Oxford Health Plans, Inc.(2)               42,000      653,625
---------------------------------------------------------------
United Healthcare Corp.(1)                 41,000    2,037,187
---------------------------------------------------------------
United States Surgical Corp.               51,000    1,494,937
---------------------------------------------------------------
WellPoint Health Networks,
Inc.(1)(2)                                 39,981    1,689,197
                                                   ------------
                                                    16,445,452
---------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Wella AG                                    1,550    1,094,801
---------------------------------------------------------------
Wella AG, Preference                          200      146,826
                                                   ------------
                                                     1,241,627
---------------------------------------------------------------
TOBACCO - 0.8%
Imperial Tobacco Group plc                220,000    1,386,416
---------------------------------------------------------------
Philip Morris Cos., Inc.                   73,500    3,330,469
---------------------------------------------------------------
PT Hanjaya Mandala Sampoerna              492,000      385,245
                                                   ------------
                                                     5,102,130
---------------------------------------------------------------
ENERGY - 3.6%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.0%
Global Marine, Inc.(1)(2)                  54,000    1,323,000
---------------------------------------------------------------
Transocean Offshore, Inc.(1)               43,000    2,072,062
---------------------------------------------------------------
Weatherford Enterra, Inc.(1)(2)            33,000    1,443,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS
(CONTINUED)

Western Atlas, Inc.(1)(2)                  19,000  $ 1,406,000
                                                   ------------
                                                     6,244,812
---------------------------------------------------------------
OIL-INTEGRATED - 2.6%
Atlantic Richfield Co.                     32,000    2,564,000
---------------------------------------------------------------
Enron Corp.                                35,000    1,454,688
---------------------------------------------------------------
Kerr-McGee Corp.                           30,000    1,899,375
---------------------------------------------------------------
Occidental Petroleum Corp.                 41,000    1,201,813
---------------------------------------------------------------
Ranger Oil Ltd.                           161,213    1,098,397
---------------------------------------------------------------
Royal Dutch Petroleum Co., NY
Shares                                     30,800    1,668,975
---------------------------------------------------------------
Talisman Energy, Inc.(2)                   43,900    1,342,138
---------------------------------------------------------------
Total SA, Sponsored ADR                    17,501      971,306
---------------------------------------------------------------
Unocal Corp.                               62,000    2,406,375
---------------------------------------------------------------
YPF SA, Cl. D, ADR                         62,000    2,119,625
                                                   ------------
                                                    16,726,692
---------------------------------------------------------------
FINANCIAL - 7.8%
---------------------------------------------------------------
BANKS - 4.6%
ABN Amro Holding NV                        66,000    1,285,993
---------------------------------------------------------------
Akbank T.A.S.                           3,721,215      327,890
---------------------------------------------------------------
Banco Frances del Rio de la Plata
SA                                        100,050      928,634
---------------------------------------------------------------
Chase Manhattan Corp. (New)(1)             72,000    7,884,000
---------------------------------------------------------------
Credit Suisse Group                         5,500      852,216
---------------------------------------------------------------
Credito Italiano                          485,000    1,496,426
---------------------------------------------------------------
Deutsche Bank AG                           12,000      839,579
---------------------------------------------------------------
Fleet Financial Group, Inc.                 5,000      374,688
---------------------------------------------------------------
NationsBank Corp.                         120,000    7,297,500
---------------------------------------------------------------
PNC Bank Corp.                             32,000    1,826,000
---------------------------------------------------------------
Societe Generale                           21,200    2,889,694
---------------------------------------------------------------
UBS, Bearer                                   880    1,274,251
---------------------------------------------------------------
Wells Fargo & Co.                           5,800    1,968,738
                                                   ------------
                                                    29,245,609
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 1.5%
American Express Co.(1)                    30,400    2,713,200
---------------------------------------------------------------
Freddie Mac                                34,000    1,425,875
---------------------------------------------------------------
Merrill Lynch & Co., Inc.(1)               36,000    2,625,750
---------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                             45,800    2,707,925
                                                   ------------
                                                     9,472,750
---------------------------------------------------------------
INSURANCE - 1.7%
ACE Ltd.(1)                                31,500    3,039,750
---------------------------------------------------------------
Cigna Corp.                                 7,500    1,297,969
---------------------------------------------------------------
Equitable Cos., Inc.(1)                    35,100    1,746,225

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
INSURANCE (CONTINUED)

Everest Reinsurance Holdings, Inc.          8,300  $   342,375
---------------------------------------------------------------
Skandia Forsakrings AB                     36,000    1,699,191
---------------------------------------------------------------
UNUM Corp.                                 48,600    2,642,625
                                                   ------------
                                                    10,768,135
---------------------------------------------------------------
INDUSTRIAL - 3.8%
---------------------------------------------------------------
ELECTRICAL EQUIPMENT - 0.6%
General Electric Co.(1)                     6,800      498,950
---------------------------------------------------------------
Methode Electronics, Inc., Cl. A(1)       100,000    1,625,000
---------------------------------------------------------------
Rockwell International Corp.               36,300    1,896,675
                                                   ------------
                                                     4,020,625
---------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.5%
Owens Corning                              60,000    2,047,500
---------------------------------------------------------------
Wolverine Tube, Inc.(2)                    40,000    1,240,000
                                                   ------------
                                                     3,287,500
---------------------------------------------------------------
INDUSTRIAL SERVICES - 0.3%
Calgon Carbon Corp.                       101,000    1,085,750
---------------------------------------------------------------
Children's Comprehensive Services,
Inc.(2)                                    40,000      740,000
---------------------------------------------------------------
UNOVA, Inc.(2)                              4,800       78,900
                                                   ------------
                                                     1,904,650
---------------------------------------------------------------
MANUFACTURING - 1.2%
AGCO Corp.                                 72,000    2,106,000
---------------------------------------------------------------
Citic Pacific Ltd.                         55,000      218,630
---------------------------------------------------------------
Cognex Corp.(2)                            48,000    1,308,000
---------------------------------------------------------------
Eaton Corp.                                 9,000      803,250
---------------------------------------------------------------
Hutchison Whampoa Ltd.                     35,000      219,533
---------------------------------------------------------------
Tenneco, Inc.                              48,000    1,896,000
---------------------------------------------------------------
Westinghouse Air Brake Co.                 50,000    1,281,250
                                                   ------------
                                                     7,832,663
---------------------------------------------------------------
TRANSPORTATION - 1.2%
Burlington Northern Santa Fe Corp.         31,000    2,881,063
---------------------------------------------------------------
Canadian National Railway Co.              23,000    1,081,677
---------------------------------------------------------------
Spartan Motors, Inc.                      130,000      804,375
---------------------------------------------------------------
Stolt-Nielsen SA                           64,200    1,360,238
---------------------------------------------------------------
Stolt-Nielsen SA, Sponsored ADR            17,650      386,094
---------------------------------------------------------------
Transportacion Maritima Mexicana SA
de CV, Sponsored ADR, L Shares(2)         130,000      958,750
                                                   ------------
                                                     7,472,197
---------------------------------------------------------------
TECHNOLOGY - 11.4%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 0.4%
Lockheed Martin Corp.                      18,000    1,773,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
AEROSPACE/DEFENSE (CONTINUED)

Raytheon Co., Cl. A                        15,502  $   764,442
                                                   ------------
                                                     2,537,442
---------------------------------------------------------------
COMPUTER HARDWARE - 2.4%
Cabletron Systems, Inc.(2)                 95,000    1,425,000
---------------------------------------------------------------
Canon, Inc.                                40,000      935,233
---------------------------------------------------------------
Hewlett-Packard Co.                        39,000    2,437,500
---------------------------------------------------------------
International Business Machines
Corp.                                      55,000    5,750,938
---------------------------------------------------------------
Iomega Corp.(1)(2)                         92,000    1,144,250
---------------------------------------------------------------
Quantum Corp.(2)                            9,900      198,619
---------------------------------------------------------------
Xerox Corp.(1)                             42,700    3,151,794
                                                   ------------
                                                    15,043,334
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 3.1%
America Online, Inc.(1)(2)                 22,850    2,037,934
---------------------------------------------------------------
Computer Associates International,
Inc.(1)                                    75,962    4,016,517
---------------------------------------------------------------
Electronic Arts, Inc.(1)(2)                38,500    1,455,781
---------------------------------------------------------------
First Data Corp.                           75,000    2,193,750
---------------------------------------------------------------
Inference Corp., Cl. A(2)                 160,000      630,000
---------------------------------------------------------------
Novell, Inc.(2)                           200,000    1,500,000
---------------------------------------------------------------
Rational Software Corp.(2)                133,000    1,512,875
---------------------------------------------------------------
Sabre Group Holdings, Inc.(1)(2)           66,100    1,908,638
---------------------------------------------------------------
SELECT Software Tools Ltd., ADR(2)        150,000      843,750
---------------------------------------------------------------
Symantec Corp.(1)(2)                       67,364    1,477,798
---------------------------------------------------------------
Synopsys, Inc.(2)                          15,000      536,250
---------------------------------------------------------------
Transition Systems, Inc.(2)                65,000    1,438,125
                                                   ------------
                                                    19,551,418
---------------------------------------------------------------
ELECTRONICS - 3.9%
CAE, Inc.                                 131,066    1,025,800
---------------------------------------------------------------
Credence Systems Corp.(2)                  29,100      862,088
---------------------------------------------------------------
Dynatech Corp.(2)                          40,000    1,875,000
---------------------------------------------------------------
General Motors Corp., Cl. H                27,000      997,313
---------------------------------------------------------------
Input/Output, Inc.(1)(2)                  138,000    4,096,875
---------------------------------------------------------------
Intel Corp.(1)                            130,000    9,132,500
---------------------------------------------------------------
Keyence Corp.                               7,700    1,142,968
---------------------------------------------------------------
LSI Logic Corp.(2)                         75,000    1,481,250
---------------------------------------------------------------
Nokia Corp., A Shares, Sponsored
ADR(1)                                      9,800      686,000
---------------------------------------------------------------
Novellus Systems, Inc.(1)(2)                8,400      271,425
---------------------------------------------------------------
SGS-Thomson Microelectronics
NV(1)(2)                                   17,500    1,068,594
---------------------------------------------------------------
Teradyne, Inc.(2)                          15,000      480,000
---------------------------------------------------------------
Xilinx, Inc.(2)                            45,000    1,577,813
                                                   ------------
                                                    24,697,626

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
1.6%
Airtouch Communications, Inc.(1)(2)        59,000  $ 2,452,188
---------------------------------------------------------------
Cisco Systems, Inc.(1)(2)                  36,000    2,007,000
---------------------------------------------------------------
ECI Telecommunications Ltd.(1)             59,000    1,504,500
---------------------------------------------------------------
MCI Communications Corp.                   57,000    2,440,313
---------------------------------------------------------------
Newbridge Networks Corp.(1)(2)             18,500      645,188
---------------------------------------------------------------
QUALCOMM, Inc.(2)                          19,000      959,500
---------------------------------------------------------------
Tellabs, Inc.(2)                            7,000      370,125
                                                   ------------
                                                    10,378,814
---------------------------------------------------------------
UTILITIES - 2.2%
---------------------------------------------------------------
ELECTRIC UTILITIES - 1.2%
Allegheny Energy, Inc.                     42,000    1,365,000
---------------------------------------------------------------
Houston Industries, Inc.                   80,000    2,135,000
---------------------------------------------------------------
PacifiCorp                                 60,000    1,638,750
---------------------------------------------------------------
Southern Co.                               60,000    1,552,500
---------------------------------------------------------------
Union Electric Co.                         18,500      800,125
                                                   ------------
                                                     7,491,375
---------------------------------------------------------------
TELEPHONE UTILITIES - 1.0%
BCE, Inc.                                  40,000    1,332,500
---------------------------------------------------------------
Qwest Communications International,
Inc.(2)                                    20,000    1,190,000
---------------------------------------------------------------
SBC Communications, Inc.                   19,000    1,391,750
---------------------------------------------------------------
Telecomunicacoes Brasileiras SA         6,860,000      697,667
---------------------------------------------------------------
U S West Communications Group(1)           44,000    1,985,500
                                                   ------------
                                                     6,597,417
                                                   ------------
Total Common Stocks (Cost
$223,270,684)                                      307,164,161
---------------------------------------------------------------
PREFERRED STOCKS - 0.0%
---------------------------------------------------------------
Time Warner, Inc., 10.25%
Exchangeable Preferred, Series M
(Cost $0)(3)                                    1        1,183
---------------------------------------------------------------
OTHER SECURITIES - 0.1%
---------------------------------------------------------------
Pantry Pride, Inc., $14.875
Exchangeable, Series B (Cost
$782,000)(4)                                8,000      803,000

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.1%
---------------------------------------------------------------
American Telecasting, Inc. Wts.,
Exp. 6/99(4)                                6,000           60
---------------------------------------------------------------
Gaylord Container Corp. Wts., Exp.
11/02                                       9,232       53,084
---------------------------------------------------------------
IHF Capital, Inc., Series I Wts.,
Exp. 11/99(4)                               1,000       50,000
---------------------------------------------------------------
PerSeptive Biosystems, Inc. Wts.,
Exp. 9/03                                     249          700
---------------------------------------------------------------
Terex Corp. Rts., Exp. 5/02(4)              4,000       81,000
                                                   ------------
Total Rights, Warrants and
Certificates (Cost $20,772)                            184,844

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT(5)     NOTE 1
---------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 1.7%
---------------------------------------------------------------
Government National Mortgage Assn.:
7%, 1/1/28(6)                        $  6,000,000  $ 6,043,140
8%, 4/15/23                             2,848,896    2,966,727
8%, 7/15/22                             1,256,791    1,310,344
---------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates,
Series 1994-C2, Cl. E, 8%, 4/25/25        673,355      679,496
                                                   ------------
Total Mortgage-Backed Obligations
(Cost $10,886,646)                                  10,999,707

--------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 9.1%
--------------------------------------------------------------------
U.S. Treasury Bonds, STRIPS:
7.26%, 11/15/18(10)                         18,600,000    5,308,384
7.10%, 11/15/18(10)                         24,500,000    6,977,992
7.31%, 8/15/19(10)                          26,800,000    7,295,228
--------------------------------------------------------------------
U.S. Treasury Nts.:
5.875%, 9/30/02                             15,000,000   15,093,765
6.25%, 2/15/07                               8,800,000    9,086,009
6.375%, 8/15/02                              5,000,000    5,131,255
9.25%, 8/15/98                               9,000,000    9,199,692
                                                        ------------
Total U.S. Government Obligations
(Cost $53,411,213)                                       58,092,325
--------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
15.9%
--------------------------------------------------------------------
ARGENTINA - 6.6%
Argentina (Republic of) Bonds,
Bonos de Consolidacion de Deudas,
Series I, 5.66%, 4/1/01(7)                   2,103,652    1,982,009
--------------------------------------------------------------------
Argentina (Republic of) Floating
Rate Bonds, Series L, 6.69%,
3/31/05(7)                                   8,880,000    7,958,700
--------------------------------------------------------------------
Argentina (Republic of) Nts.,
9.50%, 11/30/02(7)                          15,000,000   14,906,250
--------------------------------------------------------------------
Argentina (Republic of) Par Bonds,
5.50%, 3/31/23(8)                           23,750,000   17,470,975
                                                        ------------
                                                         42,317,934
--------------------------------------------------------------------
AUSTRALIA - 0.6%
Queensland Treasury Corp.
Exchangeable Gtd. Nts., 10.50%,
5/15/03                              AUD     1,800,000    1,414,755
--------------------------------------------------------------------
Treasury Corp. of Victoria Gtd.
Bonds, 8.25%, 10/15/03               AUD     3,000,000    2,164,829
                                                        ------------
                                                          3,579,584
--------------------------------------------------------------------
BRAZIL - 1.3%
Brazil (Federal Republic of) Par
Bonds, 5.25%, 4/15/24(8)                    11,500,000    8,308,750
--------------------------------------------------------------------
CANADA - 2.4%
Canada (Government of) Bonds:
8.50%, 4/1/02                        CAD     1,500,000    1,171,955
8.75%, 12/1/05                       CAD    12,200,000   10,251,018
9.75%, 12/1/01                       CAD     3,000,000    2,418,333
9.75%, 6/1/01                        CAD     2,000,000    1,589,161
                                                        ------------
                                                         15,430,467
--------------------------------------------------------------------
DENMARK - 0.9%
Denmark (Kingdom of) Bonds, 8%,
3/15/06                              DKK    32,100,000    5,431,095

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL     MARKET VALUE
                                          AMOUNT(5)     NOTE 1
--------------------------------------------------------------------
GREAT BRITAIN - 1.2%
United Kingdom Treasury Bonds,
6.75%, 11/26/04                      GBP     2,680,000  $ 4,490,982
--------------------------------------------------------------------
United Kingdom Treasury Nts., 13%,
7/14/00                              GBP     1,590,000    2,986,545
                                                        ------------
                                                          7,477,527
--------------------------------------------------------------------
IRELAND - 0.3%
Ireland (Government of) Bonds,
9.25%, 7/11/03                       IEP     1,110,000    1,890,321
--------------------------------------------------------------------
MEXICO - 0.6%
United Mexican States
Collateralized Fixed Rate Par
Bonds, Series A, 6.25%, 12/31/19             4,450,000    3,726,875
--------------------------------------------------------------------
NEW ZEALAND - 1.0%
New Zealand (Government of) Bonds,
8%, 2/15/01                          NZD    10,440,000    6,159,839
--------------------------------------------------------------------
PHILIPPINES - 0.4%
Philippines (Republic of) Bonds,
8.60%, 6/15/27                               1,500,000    1,383,750
--------------------------------------------------------------------
Philippines (Republic of) Par
Bonds, Series B, 6.50%,
12/1/17(4)(8)                                1,675,000    1,417,469
                                                        ------------
                                                          2,801,219
--------------------------------------------------------------------
POLAND - 0.3%
Poland (Republic of) Bonds, 15%,
10/12/99                             PLZ     9,000,000    2,236,265
--------------------------------------------------------------------
SOUTH AFRICA - 0.3%
Eskom Depositary Receipts, Series
E168, 11%, 6/1/08                    ZAR    12,570,000    2,178,925
                                                        ------------
Total Foreign Government
Obligations (Cost $95,796,002)                          101,538,801

----------------------------------------------------------------
NON-CONVERTIBLE CORPORATE BONDS AND
NOTES - 8.5%
----------------------------------------------------------------
BASIC MATERIALS - 1.2%
----------------------------------------------------------------
CHEMICALS - 0.4%
Harris Chemical North America,
Inc., 10.75% Gtd. Sr. Sub. Nts.,
10/15/03                                  100,000       107,250
----------------------------------------------------------------
Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(9)                     500,000       495,000
----------------------------------------------------------------
NL Industries, Inc., 11.75% Sr.
Sec. Nts., 10/15/03                        85,000        94,562
----------------------------------------------------------------
Quantum Chemical Corp., 10.375%
First Mtg. Nts., 6/1/03                   500,000       524,664
----------------------------------------------------------------
Sterling Chemicals, Inc., 11.75%
Sr. Unsec. Sub. Nts., 8/15/06           1,115,000     1,142,875
                                                   -------------
                                                      2,364,351
----------------------------------------------------------------
METALS - 0.3%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                1,150,000     1,184,500
----------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts.,
12/1/07(9)                                500,000       515,000
                                                   -------------
                                                      1,699,500
----------------------------------------------------------------
PAPER - 0.5%
APP International Finance Co. BV,
11.75% Gtd. Sec. Nts., 10/1/05            500,000       461,250
----------------------------------------------------------------
Aracruz Celulose SA, 10.375% Debs.,
1/31/02                                   430,000       439,675
----------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr.
Nts., 6/15/07                             500,000       487,500
----------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr.
Nts., 3/1/03                              425,000       439,875
----------------------------------------------------------------
Riverwood International Corp.,
10.625% Sr. Unsec. Nts., 8/1/07           500,000       510,000
----------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts.,
Series B, 12/15/04                        750,000       836,250
                                                   -------------
                                                      3,174,550

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT(5)     NOTE 1
----------------------------------------------------------------
CONSUMER CYCLICALS - 3.1%
----------------------------------------------------------------
AUTOS & HOUSING - 0.7%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(9)            $    500,000  $    525,000
----------------------------------------------------------------
Chrysler Financial Corp., 13.25%
Nts., 10/15/99                            500,000       559,926
----------------------------------------------------------------
Coleman Escrow Corp., Zero Coupon
Sr. First Priority Disc. Nts.,
11.13%, 5/15/01(10)                       770,000       513,975
----------------------------------------------------------------
Hayes Wheels International, Inc.,
11% Sr. Sub. Nts., 7/15/06                500,000       560,000
----------------------------------------------------------------
Icon Health & Fitness, Inc., 13%
Sr. Sub. Nts., Series B, 7/15/02        1,000,000     1,122,500
----------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75%
Sr. Nts., 10/15/04                        500,000       497,500
----------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub.
Nts., 7/15/05                             345,000       388,125
                                                   -------------
                                                      4,167,026
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 0.7%
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                              250,000       272,812
----------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                    315,000       322,087
9.75% Sr. Sub. Nts., 6/1/02               350,000       361,375
----------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd.
First Mtg. Nts., 12/1/03                  755,000       815,400
----------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                             750,000       793,125
----------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01          600,000       633,000
----------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50%
Gtd. Sr. Sub. Nts., 4/15/07               750,000       796,875
----------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr.
Sub. Nts., 3/15/06                        445,000       471,700
                                                   -------------
                                                      4,466,374
----------------------------------------------------------------
MEDIA - 1.5%
American Telecasting, Inc.,
0%/14.50% Sr. Disc. Nts.,
6/15/04(11)                               229,000        76,715
----------------------------------------------------------------
Cablevision Systems Corp., 9.875%
Sr. Sub. Nts., 5/15/06                    250,000       275,625
----------------------------------------------------------------
Capstar Broadcasting Partners,
Inc., 9.25% Sr. Sub. Nts., 7/1/07         400,000       411,000
----------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(11)                                540,000       496,800
----------------------------------------------------------------
Helicon Group LP/Helicon Capital
Corp., 11% Sr. Sec. Nts., Series B,
11/1/03                                   550,000       594,000
----------------------------------------------------------------
Lamar Advertising Co., 9.625% Sr.
Sub. Nts., 12/1/06                        150,000       162,187
----------------------------------------------------------------
Outlet Broadcasting, Inc., 10.875%
Sr. Sub. Nts., 7/15/03                  1,000,000     1,062,842
----------------------------------------------------------------
Rogers Cablesystems Ltd., 10%
Second Priority Sr. Sec. Debs.,
12/1/07                                 1,000,000     1,105,000
----------------------------------------------------------------
SCI Television, Inc., 11% Sr. Sec.
Nts., 6/30/05(4)                          500,000       528,365
----------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
8.75% Sr. Sub. Nts., 12/15/07             500,000       502,500
9% Gtd. Sr. Sub. Nts., 7/15/07            450,000       461,250
----------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(9)         200,000       210,500
----------------------------------------------------------------
Time Warner Entertainment LP,
10.15% Sr. Nts., 5/1/12                   500,000       651,878
----------------------------------------------------------------
Time Warner, Inc., 9.125% Debs.,
1/15/13                                   500,000       598,423
----------------------------------------------------------------
TKR Cable I, Inc., 10.50% Sr.
Debs., 10/30/07                         1,000,000     1,111,644
----------------------------------------------------------------
Universal Outdoor, Inc., 9.75% Sr.
Sub. Nts., Series B, 10/15/06             500,000       562,500
----------------------------------------------------------------
Young Broadcasting, Inc., 8.75% Sr.
Sub. Debs., 6/15/07                       900,000       895,500
                                                   -------------
                                                      9,706,729

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT(5)     NOTE 1
----------------------------------------------------------------
RETAIL: GENERAL - 0.1%
CMI Industries, Inc., 9.50% Sr.
Sub. Nts., 10/1/03(4)                $     25,000  $     24,688
----------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub.
Nts., 12/15/03                            500,000       536,875
                                                   -------------
                                                        561,563
----------------------------------------------------------------
RETAIL: SPECIALTY - 0.1%
Finlay Fine Jewelry Corp., 10.625%
Sr. Nts., 5/1/03(4)                       750,000       791,250
----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 0.9%
----------------------------------------------------------------
FOOD - 0.6%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., 12/1/04(9)          300,000       315,750
10.625% Sr. Sub. Nts., 7/31/07(9)         800,000       848,000
----------------------------------------------------------------
Ralph's Grocery Co., 10.45% Sr.
Nts., 6/15/04                             850,000       956,250
----------------------------------------------------------------
Randall's Food Markets, Inc.,
9.375% Sr. Sub. Nts., 7/1/07(9)           800,000       832,000
----------------------------------------------------------------
RJR Nabisco, Inc., 8.625%
Medium-Term Nts., 12/1/02                 500,000       532,428
----------------------------------------------------------------
Stater Brothers Holdings, Inc., 9%
Sr. Unsec. Sub. Nts., 7/1/04              500,000       525,000
                                                   -------------
                                                      4,009,428
----------------------------------------------------------------
HEALTHCARE/DRUGS - 0.0%
Integrated Health Services, Inc.,
9.50% Sr. Sub. Nts., 9/15/07(9)           220,000       226,600
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.1%
Genesis Health Ventures, Inc.,
9.25% Sr. Sub. Nts., 10/1/06              340,000       348,075
----------------------------------------------------------------
Magellan Health Services, Inc.,
11.25% Sr. Sub. Nts., Series A,
4/15/04                                   355,000       395,381
                                                   -------------
                                                        743,456
----------------------------------------------------------------
HOUSEHOLD GOODS - 0.2%
Revlon Worldwide Corp., Zero Coupon
Sr. Sec. Disc. Nts.:
Series B, 13.17%, 3/15/98(10)             500,000       494,888
10.09%, 3/15/01(10)                     1,000,000       695,000
                                                   -------------
                                                      1,189,888
----------------------------------------------------------------
ENERGY - 0.1%
----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 0.1%
J. Ray McDermott SA, 9.375% Sr.
Sub. Bonds, 7/15/06                       750,000       807,188
----------------------------------------------------------------
FINANCIAL - 0.3%
----------------------------------------------------------------
BANKS - 0.1%
First Chicago Corp.:
11.25% Sub. Nts., 2/20/01                 250,000       285,736
9% Sub. Nts., 6/15/99                     250,000       260,205
                                                   -------------
                                                        545,941
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.2%
Saul (B.F.) Real Estate Investment
Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                          950,000     1,021,250
----------------------------------------------------------------
INDUSTRIAL - 0.6%
----------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.2%
American Standard Cos., Inc.,
10.875% Sr. Nts., 5/15/99(4)              500,000       527,500
----------------------------------------------------------------
Building Materials Corp. of
America, 8.625% Sr. Nts., Series B,
12/15/06                                  100,000       103,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT(5)     NOTE 1
----------------------------------------------------------------
INDUSTRIAL MATERIALS (CONTINUED)

Triangle Pacific Corp., 10.50% Sr.
Nts., 8/1/03                         $    850,000  $    896,750
                                                   -------------
                                                      1,527,750
----------------------------------------------------------------
INDUSTRIAL SERVICES - 0.0%
Allied Waste North America, Inc.,
10.25% Sr. Sub. Nts., 12/1/06             285,000       314,213
----------------------------------------------------------------
MANUFACTURING - 0.3%
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B,
6/1/05                                    500,000       550,000
----------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub.
Nts., 7/1/07                              500,000       501,250
----------------------------------------------------------------
Synthetic Industries, Inc., 9.25%
Sr. Sub. Nts., 2/15/07                     80,000        84,800
----------------------------------------------------------------
Terex Corp., 13.25% Sr. Sec. Nts.,
5/15/02                                   665,000       761,425
                                                   -------------
                                                      1,897,475
----------------------------------------------------------------
TRANSPORTATION - 0.1%
Navigator Gas Transport plc, 10.50%
First Priority Ship Mtg. Nts.,
6/30/07(9)                                500,000       532,500
----------------------------------------------------------------
TECHNOLOGY - 1.6%
----------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05                          925,000       994,375
----------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts.,
8/1/04(9)                                 500,000       522,500
                                                   -------------
                                                      1,516,875
----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
1.4%
Call-Net Enterprises, Inc.,
0%/13.25% Sr. Disc. Nts.,
12/1/04(11)                               800,000       733,000
----------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(11)                  500,000       385,000
----------------------------------------------------------------
ICG Holdings, Inc., 0%/13.50% Sr.
Disc. Nts., 9/15/05(11)                   800,000       652,000
----------------------------------------------------------------
Intermedia Communications, Inc.,
8.50% Sr. Nts., 1/15/08(9)                500,000       502,500
----------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts.,
6/1/06(11)                                750,000       553,125
----------------------------------------------------------------
NTL, Inc., 0%/10.875% Sr. Deferred
Coupon Nts., 10/15/03(11)                 500,000       475,000
----------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                 590,000       625,400
11.625% Sr. Nts., Series A, 8/15/06       110,000       116,600
----------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04              200,000       218,000
----------------------------------------------------------------
PriCellular Wireless Corp., 14% Sr.
Sub. Disc. Nts., 11/15/01               1,000,000     1,115,000
----------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(11)                              1,500,000     1,226,250
----------------------------------------------------------------
Telewest Communications plc:
0%/11% Sr. Disc. Debs., 10/1/07(11)     1,000,000       781,250
9.625% Sr. Debs., 10/1/06                 500,000       521,250
----------------------------------------------------------------
USA Mobile Communications, Inc. II,
9.50% Sr. Nts., 2/1/04                  1,000,000       980,000
                                                   -------------
                                                      8,884,375
----------------------------------------------------------------
UTILITIES - 0.7%
----------------------------------------------------------------
ELECTRIC UTILITIES - 0.5%
California Energy, Inc., 10.25% Sr.
Disc. Nts., 1/15/04                       750,000       810,000
----------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06(4)               800,000       876,000
8.75% Sr. Nts., 7/15/07(9)                400,000       410,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT(5)     NOTE 1
----------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)

First PV Funding Corp.:
10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16(4)             $    741,000  $    787,313
10.15% Lease Obligation Bonds,
Series 1986B, 1/15/16                      18,000        18,000
                                                   -------------
                                                      2,901,313
----------------------------------------------------------------
GAS UTILITIES - 0.2%
Beaver Valley II Funding Corp., 9%
Second Lease Obligation Bonds,
6/1/17(4)                                 989,000     1,092,845
                                                   -------------
Total Non-Convertible Corporate
Bonds and Notes (Cost $51,489,616)                   54,142,440
----------------------------------------------------------------
CORPORATE BONDS AND NOTES - 0.2%
----------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.,
12.75% Sr. Sub. Nts., 2/1/03 (Cost
$1,043,750)                             1,000,000     1,072,500
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 16.9%
----------------------------------------------------------------
Repurchase agreement with Smith,
Barney, Harris, Upham & Co., Inc.,
6.625%, dated 12/31/97, to be
repurchased at $107,839,676 on
1/2/98, collateralized by U.S.
Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of
$110,432,364 (Cost $107,800,000)      107,800,000   107,800,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$544,500,683)                               100.7%  641,798,961
----------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                       (0.7)   (4,254,131)
                                     ------------  -------------
NET ASSETS                                  100.0% $637,544,830
                                     ------------  -------------
                                     ------------  -------------

1. A sufficient amount of securities has been designated to cover outstanding written call options, as follows:

                                     SHARES
                                     SUBJECT   EXPIRATION   EXERCISE    PREMIUM       MARKET VALUE
                                     TO CALL   DATE         PRICE       RECEIVED      NOTE 1
---------------------------------------------------------------------------------------------------
ACE Ltd.                              6,200        2/23      $ 90.00    $    26,163   $     50,375
AMR Corp.                             5,000        5/18       120.00         62,348         73,750
Airtouch Communications, Inc.        14,000        1/20        40.00         20,579         31,500
Alaska Air Group, Inc.               11,000        1/20        35.00         14,304         38,500
America Online, Inc.                  6,000        4/20        90.00         65,818         60,750
American Express Co.                  7,600        4/18        90.00         39,671         40,850
AutoZone, Inc.                       12,000        6/22        35.00         13,890          9,000
CBS Corp.                            22,500        7/20        35.00         44,324         28,125
Chase Manhattan Corp., New            9,000        3/23       125.00         62,728         15,750
Cisco Systems, Inc.                   8,000        4/18        63.38         42,759         36,000
Comcast Corp.,                       20,000        1/19        20.00         17,099        225,000
Computer Associates International,
Inc.                                 10,000        1/20        53.38         37,199         33,750
Costco Cos., Inc.                    10,000        4/20        40.00         43,449         17,500
Costco Cos., Inc.                     4,900        4/20        45.00         11,184         18,375
Cracker Barrel Old Country Store,
Inc.                                 14,000        3/23        35.00         20,579         22,750
Disney (Walt) Co.                     5,000        1/20        90.00          6,725         45,625
ECI Telecommunications Ltd.          14,000        2/23        35.00         32,829          3,500
Ecolab, Inc.                          6,000        4/20        55.00         18,569         27,000
Electronic Arts, Inc.                14,700        3/23        45.00         43,658         25,725
Equitable Cos., Inc.                 11,000        1/19        35.00         21,669        165,000
General Electric Co.                  6,800        3/23        80.00         18,495         10,200
General Motors Corp.                  5,000        3/23        70.00         26,099         10,000
General Nutrition Cos., Inc.         15,000        7/20        40.00         42,674         34,687
Genzyme Corp. (General Division)     13,000        4/20        35.00         40,234          6,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

1. Outstanding written call options (continued)

                                     SHARES
                                     SUBJECT   EXPIRATION   EXERCISE    PREMIUM       MARKET VALUE
                                     TO CALL   DATE         PRICE       RECEIVED      NOTE 1
---------------------------------------------------------------------------------------------------
Global Marine, Inc.                   8,400        1/19      $ 25.00    $    20,747   $      9,450
Global Marine, Inc.                   8,400        4/20        35.00         31,247          7,350
Gymboree Corp.                        8,000        7/21        30.00         33,759         22,000
Input/Output, Inc.                   27,000        2/23        30.00         53,188         72,563
Intel Corp.                          17,000        1/19        97.50         53,931          1,063
Intel Corp.                           7,000        4/18       115.00         17,289            875
International Game Technology        20,000        4/20        25.00         31,899         52,500
Iomega Corp.                         20,000        2/24        17.50         20,324          5,000
Johnson & Johnson                     9,000        7/20        70.00         32,354         30,375
Manor Care, Inc.                      8,800        7/21        40.00         20,635         15,400
Merrill Lynch & Co., Inc.             2,600        1/19        60.00          7,397         32,500
Merrill Lynch & Co., Inc.             7,200        4/20        80.00         33,983         25,200
Methode Electronics, Inc.            18,000        4/20        30.00         19,709          1,125
Mylan Laboratories, Inc.             11,500        7/21        25.00         28,404         17,250
Newbridge Networks Corp.              7,800        3/23        70.00         41,690            975
Newbridge Networks Corp.              2,900        6/22        65.00          4,263            544
Nokia Corp., A Shares, Sponsored
ADR                                   9,800        1/20        85.00         70,754          1,225
Novellus Systems, Inc.                8,400        3/23        57.50         95,421            525
Outback Steakhouse, Inc.             10,000        2/23        30.00         17,943         11,875
Outback Steakhouse, Inc.             10,000        5/18        35.00          8,780          8,125
SGS-Thomson Microelectronics NV       1,800        4/20       100.00         16,145            450
Sabre Group Holdings, Inc.            6,400        5/18        40.00         14,608          1,200
SkyWest, Inc.                        13,000        4/20        22.50         20,734         97,500
Symantec Corp.                       17,600        1/19        20.00         54,470         45,100
Symantec Corp.                       17,600        4/18        25.00         43,471         36,300
Symantec Corp.                       17,600        7/20        30.00         58,870         34,100
Transocean Offshore, Inc.             7,000        2/23        60.00         36,539          4,375
U S West Communications Group        10,000        4/21        47.50         20,324         13,750
United Healthcare Corp.               8,200        6/23        60.00         25,378         15,375
Weatherford Enterra, Inc.             5,000        3/23        50.00         11,566          7,186
WellPoint Health Networks, Inc.       2,300        1/19        50.00         12,581            432
West Marine, Inc.                    13,800        1/20        30.00         20,285          1,725
Western Atlas, Inc.                   4,800        3/23        85.00         26,855         50,400
Xerox Corp.                           8,000        4/20        90.00         19,260          5,500
                                                                        -----------   -------------
                                                                        $ 1,797,849   $  1,659,525
                                                                        -----------   -------------
                                                                        -----------   -------------

2. Non-income producing security.

3. Interest or dividend is paid in kind.

4. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

5. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

AUD    -  Australian Dollar       IEP    -  Irish Punt
CAD    -  Canadian Dollar         NZD    -  New Zealand Dollar
DKK    -  Danish Krone            PLZ    -  Polish Zloty
GBP    -  British Pound Sterling  ZAR    -  South African Rand

6. When-issued security to be delivered and settled after December 31, 1997.

7. Represents the current interest rate for a variable rate security.

8. Represents the current interest rate for an increasing rate security.

9. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,935,350 or 0.93% of the Fund's net assets as of December 31, 1997.

10. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

11. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
COMMON STOCKS - 75.0%
---------------------------------------------------------------
BASIC MATERIALS - 1.3%
---------------------------------------------------------------
CHEMICALS - 0.5%
Minerals Technologies, Inc.               100,000  $ 4,543,750
---------------------------------------------------------------
GOLD & PLATINUM - 0.4%
Newmont Mining Corp.                      120,500    3,539,687
---------------------------------------------------------------
METALS - 0.4%
Cia de Minas Buenaventura SA,
Sponsored ADR                              46,000      736,000
---------------------------------------------------------------
De Beers Consolidated Mines Ltd.,
ADR                                       150,400    3,073,800
                                                   ------------
                                                     3,809,800
---------------------------------------------------------------
CONSUMER CYCLICALS - 14.3%
---------------------------------------------------------------
AUTOS & HOUSING - 3.1%
Brazil Realty SA, GDR(1)                   60,000    1,236,534
---------------------------------------------------------------
Brisa-Auto Estradas de Portugal
SA(2)                                      70,300    2,521,088
---------------------------------------------------------------
IRSA Inversiones y Representaciones
SA                                      1,714,678    6,379,770
---------------------------------------------------------------
Porsche AG, Preference                     11,000   18,475,643
---------------------------------------------------------------
Solidere, GDR(1)                          110,000    1,443,750
                                                   ------------
                                                    30,056,785
---------------------------------------------------------------
LEISURE & ENTERTAINMENT - 5.7%
Callaway Golf Co.                         220,800    6,306,600
---------------------------------------------------------------
Corporacion Interamericana de
Entretenimiento SA, Cl. B(2)              434,200    3,371,566
---------------------------------------------------------------
Granada Group plc                         406,200    6,215,772
---------------------------------------------------------------
International Game Technology             350,000    8,837,500
---------------------------------------------------------------
Nintendo Co. Ltd.                         300,000   29,533,670
---------------------------------------------------------------
Resorts World Berhad                      563,000      949,080
                                                   ------------
                                                    55,214,188
---------------------------------------------------------------
MEDIA - 4.2%
Canal Plus                                 80,100   14,899,261
---------------------------------------------------------------
Grupo Televisa SA, Sponsored GDR(1)       267,100   10,333,431
---------------------------------------------------------------
Havas SA                                  200,000   14,395,277
---------------------------------------------------------------
Reed International plc                     33,200      333,227
                                                   ------------
                                                    39,961,196
---------------------------------------------------------------
RETAIL: GENERAL - 1.2%
Credit Saison Co. Ltd.                    290,000    7,181,912
---------------------------------------------------------------
PT Matahari Putra Prima(2)                542,000       46,019
---------------------------------------------------------------
Sonae Investimentos                       118,000    4,777,910
                                                   ------------
                                                    12,005,841
---------------------------------------------------------------
RETAIL: SPECIALTY - 0.1%
Giordano International Ltd.             2,100,000      725,001

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
RETAIL: SPECIALTY (CONTINUED)

Wolford AG                                  4,550  $   275,140
                                                   ------------
                                                     1,000,141
---------------------------------------------------------------
CONSUMER NON-CYCLICALS - 13.5%
---------------------------------------------------------------
BEVERAGES - 2.6%
Cadbury Schweppes plc                   1,000,000   10,094,545
---------------------------------------------------------------
Cia Cervejaria Brahma, Preference       4,700,000    3,158,546
---------------------------------------------------------------
Diageo plc                                700,000    6,432,701
---------------------------------------------------------------
Fraser & Neave Ltd.                       127,000      550,228
---------------------------------------------------------------
South African Breweries Ltd.              178,900    4,411,516
                                                   ------------
                                                    24,647,536
---------------------------------------------------------------
FOOD - 3.3%
Cresud SA, Sponsored ADR(2)                95,000    1,876,250
---------------------------------------------------------------
Dairy Farm International Holdings
Ltd.                                    7,080,216    7,646,633
---------------------------------------------------------------
Disco SA, Sponsored ADR(2)                 93,200    4,188,175
---------------------------------------------------------------
Great Atlantic & Pacific Tea Co.,
Inc. (The)                                593,300   17,613,594
                                                   ------------
                                                    31,324,652
---------------------------------------------------------------
HEALTHCARE/DRUGS - 4.0%
Amgen, Inc.(2)                            150,000    8,118,750
---------------------------------------------------------------
BioChem Pharma, Inc.(2)                   198,900    4,152,037
---------------------------------------------------------------
Genzyme Corp. (General Division)(2)       200,000    5,550,000
---------------------------------------------------------------
Gilead Sciences, Inc.(2)                   72,700    2,780,775
---------------------------------------------------------------
Glaxo Wellcome plc, Sponsored ADR         200,000    9,575,000
---------------------------------------------------------------
Novartis AG                                 5,000    8,124,502
                                                   ------------
                                                    38,301,064
---------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
1.3%
Gehe AG                                    69,990    3,542,235
---------------------------------------------------------------
United States Surgical Corp.              307,000    8,998,937
                                                   ------------
                                                    12,541,172
---------------------------------------------------------------
HOUSEHOLD GOODS - 2.3%
Wella AG, Preference                       29,900   21,950,532
---------------------------------------------------------------
TOBACCO - 0.0%
PT Gudang Garam                            79,500      125,625
---------------------------------------------------------------
PT Hanjaya Mandala Sampoerna              100,000       78,302
                                                   ------------
                                                       203,927
---------------------------------------------------------------
ENERGY - 2.0%
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 1.6%
Coflexip SA, Sponsored ADR                 70,000    3,885,000
---------------------------------------------------------------
Global Marine, Inc.(2)                    100,000    2,450,000
---------------------------------------------------------------
Transocean Offshore, Inc.                 120,818    5,821,917

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
ENERGY SERVICES & PRODUCERS
(CONTINUED)

Western Atlas, Inc.(2)                     49,300  $ 3,648,200
                                                   ------------
                                                    15,805,117
---------------------------------------------------------------
OIL-INTEGRATED - 0.4%
British Petroleum Co. plc, ADR             51,818    4,129,247
---------------------------------------------------------------
FINANCIAL - 17.6%
---------------------------------------------------------------
BANKS - 14.1%
Amalgamated Banks of South Africa
Ltd.                                      150,000      863,069
---------------------------------------------------------------
Banco Bradesco SA, Preference         655,260,951    6,458,550
---------------------------------------------------------------
Banco Espirito Santo e Comercial de
Lisboa SA                                  90,000    2,681,235
---------------------------------------------------------------
Banco Frances del Rio de la Plata
SA, Sponsored ADR                          63,250    1,731,469
---------------------------------------------------------------
Banco Latinoamericano de
Exportaciones SA, Cl. E                    66,100    2,734,887
---------------------------------------------------------------
Banco Pinto & Sotto Mayor SA              131,700    1,887,626
---------------------------------------------------------------
Banco Rio de la Plata SA, ADR(2)          223,300    3,126,200
---------------------------------------------------------------
Bankers Trust New York Corp.               40,000    4,497,500
---------------------------------------------------------------
Banque Libanaise Pour Le Comm SAL,
GDR, Cl. B(2)                              50,000      907,500
---------------------------------------------------------------
Barclays plc                               97,000    2,582,394
---------------------------------------------------------------
Cie Financiere de Paribas, Series A       180,300   15,674,711
---------------------------------------------------------------
Credito Italiano                        4,000,000   12,341,654
---------------------------------------------------------------
Deutsche Bank AG                          150,000   10,494,743
---------------------------------------------------------------
Industrial Finance Corp.                1,048,000      161,068
---------------------------------------------------------------
Istituto Bancario San Paolo di
Torino                                  1,000,000    9,558,843
---------------------------------------------------------------
Long-Term Credit Bank of Japan Ltd.
(The)                                   2,043,000    3,283,983
---------------------------------------------------------------
National Westminster Bank plc             487,600    8,099,201
---------------------------------------------------------------
Northern Trust Corp.                        7,600      530,100
---------------------------------------------------------------
PT Pan Indonesia Bank                   2,908,500      370,422
---------------------------------------------------------------
Societe Generale                           97,000   13,221,713
---------------------------------------------------------------
UBS, Bearer                                20,000   28,960,249
---------------------------------------------------------------
Unibanco-Uniao de Bancos
Brasileiros SA, Sponsored GDR
Representing 500 Units of one
Preferred Share of Unibanco and one
Preferred Share of Unibanco
Holdings SA(2)                            145,500    4,683,281
                                                   ------------
                                                   134,850,398
---------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.1%
American Express Co.                       24,500    2,186,625
---------------------------------------------------------------
Associates First Capital Corp., Cl.
A                                         160,000   11,380,000
---------------------------------------------------------------
Fannie Mae                                150,000    8,559,375
---------------------------------------------------------------
First NIS Regional Fund(1)(2)             180,000    3,105,000
---------------------------------------------------------------
Housing Development Finance Corp.
Ltd.(3)                                    22,290    1,749,542
---------------------------------------------------------------
Industrial Credit & Investment
Corp. of India Ltd., GDR(1)               162,500    2,112,500
---------------------------------------------------------------
ING Groep NV                               10,500      442,328
                                                   ------------
                                                    29,535,370

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
INSURANCE - 0.4%
American International Group, Inc.         23,700  $ 2,577,375
---------------------------------------------------------------
Reinsurance Australia Corp. Ltd.          577,000    1,503,815
                                                   ------------
                                                     4,081,190
---------------------------------------------------------------
INDUSTRIAL - 6.7%
---------------------------------------------------------------
INDUSTRIAL SERVICES - 5.4%
Adecco SA                                  40,000   11,614,266
---------------------------------------------------------------
Atos SA(2)                                 50,000    6,449,616
---------------------------------------------------------------
Grupo Elektra SA de CV, CPO             1,461,000    2,577,017
---------------------------------------------------------------
IHC Caland NV                              45,000    2,335,210
---------------------------------------------------------------
Rentokil Group plc                      2,500,000   11,065,332
---------------------------------------------------------------
UNOVA, Inc.(2)                             49,300      810,369
---------------------------------------------------------------
VBH Holding AG                            247,000    3,296,918
---------------------------------------------------------------
WPP Group plc                           3,000,000   13,303,080
                                                   ------------
                                                    51,451,808
---------------------------------------------------------------
MANUFACTURING - 1.0%
Powerscreen International plc             738,303    7,379,944
---------------------------------------------------------------
Societe BIC SA                             35,932    2,623,885
                                                   ------------
                                                    10,003,829
---------------------------------------------------------------
TRANSPORTATION - 0.3%
Guangshen Railway Co. Ltd.,
Sponsored ADR                             220,200    2,958,938
---------------------------------------------------------------
TECHNOLOGY - 16.6%
---------------------------------------------------------------
AEROSPACE/DEFENSE - 1.3%
Rolls-Royce plc                         3,164,038   12,234,373
---------------------------------------------------------------
COMPUTER HARDWARE - 2.6%
International Business Machines
Corp.                                     100,000   10,456,250
---------------------------------------------------------------
Iomega Corp.(2)                           700,000    8,706,250
---------------------------------------------------------------
Sun Microsystems, Inc.(2)                 142,000    5,662,250
                                                   ------------
                                                    24,824,750
---------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 4.2%
Cap Gemini SA                             300,000   24,609,940
---------------------------------------------------------------
First Data Corp.                           87,000    2,544,750
---------------------------------------------------------------
Microsoft Corp.(2)                         58,000    7,496,500
---------------------------------------------------------------
Misys plc                                 194,914    5,869,030
                                                   ------------
                                                    40,520,220
---------------------------------------------------------------
ELECTRONICS - 3.4%
Intel Corp.                                20,000    1,405,000
---------------------------------------------------------------
Keyence Corp.                              27,500    4,082,030
---------------------------------------------------------------
National Semiconductor Corp.(2)           350,000    9,078,125
---------------------------------------------------------------
Sony Corp.                                200,000   17,843,259
                                                   ------------
                                                    32,408,414

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
---------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
5.1%
Alcatel Alsthom SA                        150,000  $19,074,573
---------------------------------------------------------------
Cisco Systems, Inc.(2)                     61,650    3,436,988
---------------------------------------------------------------
Newbridge Networks Corp.(2)                80,000    2,790,000
---------------------------------------------------------------
QUALCOMM, Inc.(2)                         231,400   11,685,700
---------------------------------------------------------------
SK Telecom Co. Ltd.                         8,457    2,586,698
---------------------------------------------------------------
Telecom Italia Mobile SpA               2,000,000    9,236,444
                                                   ------------
                                                    48,810,403
---------------------------------------------------------------
UTILITIES - 3.0%
---------------------------------------------------------------
TELEPHONE UTILITIES - 3.0%
CPT Telefonica del Peru SA, Cl. B       3,400,031    7,595,917
---------------------------------------------------------------
Portugal Telecom SA                       375,000   17,419,621
---------------------------------------------------------------
Videsh Sanchar Nigam Ltd., GDR            250,000    3,506,250
                                                   ------------
                                                    28,521,788
                                                   ------------
Total Common Stocks (Cost
$617,877,896)                                      719,236,116
---------------------------------------------------------------
PREFERRED STOCKS - 0.3%
---------------------------------------------------------------
Marschollek, Lautenschlaeger und
Partner AG, Non-Vtg. Preferred
Stock
(Cost $1,603,264)                          13,257    3,428,452

                                     UNITS
---------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
---------------------------------------------------------------
Banco Bradesco SA, Preference, Rts.
Exp. 2/98                              28,015,796           --
---------------------------------------------------------------
American Satellite Network, Inc.
Wts., Exp. 6/99                             6,250           --
---------------------------------------------------------------
PT Pan Indonesia Bank Wts., Exp.
6/00                                      415,500        3,685
                                                   ------------
Total Rights, Warrants and
Certificates (Cost $0)                                   3,685

                                     PRINCIPAL
                                     AMOUNT
---------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 7.7%
---------------------------------------------------------------
U.S. Treasury Bonds:
STRIPS, 6.98%, 11/15/18(4)(5)        $ 86,770,000   24,763,898
STRIPS, 6.93%, 8/15/19(5)             180,000,000   48,997,800
                                                   ------------
Total U.S. Government Obligations
(Cost $61,980,756)                                  73,761,698
---------------------------------------------------------------
REPURCHASE AGREEMENTS - 17.3%
---------------------------------------------------------------
Repurchase agreement with Smith,
Barney, Harris, Upham & Co., Inc.,
6.625%, dated 12/31/97, to be
repurchased at $165,760,987 on
1/2/98, collateralized by U.S.
Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of
$169,746,221
(Cost $165,700,000)                   165,700,000  165,700,000
---------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$847,161,916)                               100.3% 962,129,951
---------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                       (0.3)  (3,019,731 )
                                     ------------  ------------
NET ASSETS                                  100.0% $959,110,220
                                     ------------  ------------
                                     ------------  ------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND STATEMENT OF INVESTMENTS (CONTINUED)

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $18,231,215 or 1.90% of the Fund's net assets as of December 31, 1997.

2. Non-income producing security.

3. Identifies issues considered to be illiquid or restricted - See Note 7 of Notes to Financial Statements.

4. Securities with an aggregate market value of $8,561,910 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

5. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

Distribution of investments by country of issue, as a percentage of total investments at value, is as follows:

COUNTRY                              MARKET VALUE    PERCENT
------------------------------------------------------------
United States                        $411,474,565      42.8%
------------------------------------------------------------
France                                114,833,976      11.9
------------------------------------------------------------
Great Britain                          97,313,846      10.1
------------------------------------------------------------
Japan                                  61,924,854       6.4
------------------------------------------------------------
Germany                                61,188,523       6.4
------------------------------------------------------------
Switzerland                            48,699,017       5.1
------------------------------------------------------------
Italy                                  31,136,942       3.2
------------------------------------------------------------
Portugal                               29,287,479       3.0
------------------------------------------------------------
Argentina                              17,301,863       1.8
------------------------------------------------------------
Mexico                                 16,282,015       1.7
------------------------------------------------------------
Brazil                                 15,536,910       1.6
------------------------------------------------------------
South Africa                            8,348,385       0.9
------------------------------------------------------------
Peru                                    8,331,917       0.9
------------------------------------------------------------
Singapore                               8,196,861       0.9
------------------------------------------------------------
India                                   7,368,292       0.8
------------------------------------------------------------
Canada                                  4,152,037       0.4
------------------------------------------------------------
Russia                                  3,105,000       0.3
------------------------------------------------------------
China                                   2,958,938       0.3
------------------------------------------------------------
The Netherlands                         2,777,538       0.3
------------------------------------------------------------
Panama                                  2,734,888       0.3
------------------------------------------------------------
Korea, Republic of (South)              2,586,698       0.3
------------------------------------------------------------
Lebanon                                 2,351,250       0.2
------------------------------------------------------------
Australia                               1,503,815       0.2
------------------------------------------------------------
Malaysia                                  949,080       0.1
------------------------------------------------------------
Hong Kong                                 725,001       0.1
------------------------------------------------------------
Indonesia                                 624,053       0.1
------------------------------------------------------------
Austria                                   275,140       0.0
------------------------------------------------------------
Thailand                                  161,068       0.0
                                     -------------   -------
Total                                $962,129,951     100.0%
                                     -------------   -------
                                     -------------   -------

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS - 22.6%
--------------------------------------------------------------------------
GOVERNMENT AGENCY - 18.7%
--------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED - 9.2%
Federal Home Loan Mortgage Corp.:
Collateralized Mtg. Obligations,
Gtd. Multiclass Mtg. Participation
Certificates, Series 151, Cl. F,
9%, 5/15/21                               $      1,500,000   $  1,627,931
Interest-Only Stripped Mtg.-Backed
Security, Series 177, Cl. B,
13.03%, 7/1/26(2)                               11,852,995      3,465,149
--------------------------------------------------------------------------
Federal National Mortgage Assn.:
6.375%, 8/15/07                      AUD         1,250,000        819,614
7%, 1/1/13(3)                                   10,000,000     10,146,900
7%, 9/26/00                          NZD         1,120,000        632,904
7.50%, 8/1/25                                      928,642        952,350
Interest-Only Stripped Mtg.-Backed
Security, Trust 249, Cl. 2, 4.99%,
10/25/23(2)                                      3,728,368      1,138,318
Sr. Unsub. Medium-Term Nts., 6.50%,
7/10/02                              AUD           430,000        287,024
                                                             -------------
                                                               19,070,190
--------------------------------------------------------------------------
GNMA/GUARANTEED - 9.5%
Government National Mortgage Assn.:
6.875%, 11/20/25                                   556,633        571,679
7%, 1/1/28(3)                                   10,000,000     10,071,900
7.50%, 2/15/27                                   4,591,784      4,706,257
8%, 11/15/25                                     2,508,396      2,601,934
8%, 5/15/26                                      1,652,123      1,713,202
                                                             -------------
                                                               19,664,972
--------------------------------------------------------------------------
PRIVATE - 3.9%
--------------------------------------------------------------------------
COMMERCIAL - 2.8%
Amresco Commercial Mortgage Funding
I Corp., Multiclass Mtg. Pass-
Through Certificates, Series
1997-C1, Cl. E, 7%, 6/17/29(4)                     100,000         92,438
--------------------------------------------------------------------------
Asset Securitization Corp.,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-D5, Cl. B1, 6.93%,
2/14/41                                            300,000        273,984
Series 1997-D5, Cl. B2, 6.93%,
2/14/41                                            250,000        223,906
--------------------------------------------------------------------------
CRIIMI MAE Trust I, Collateralized
Mtg. Obligations, Series 1996-C1,
Cl. A-2, 7.56%, 8/30/05(5)                         100,000        102,359
--------------------------------------------------------------------------
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates, Series 1997-C2, Cl.
F, 7.46%, 1/17/35                                  150,000        140,859
--------------------------------------------------------------------------
FDIC Trust, Gtd. Real Estate Mtg.
Investment Conduit Pass-Through
Certificates, Series 1994-C1, Cl.
2-G, 8.70%, 9/25/25(4)                             153,594        157,695
--------------------------------------------------------------------------
First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates:
Series 1997-CHL1, 8.116%,
2/25/11(4)(6)                                      600,000        510,780
Series 1997-CHL1, 8.116%,
5/25/08(4)(6)                                      350,000        355,005
--------------------------------------------------------------------------
General Motors Acceptance Corp.,
Collateralized Mtg. Obligations:
Series 1997-C1, Cl. G, 7.414%,
11/15/11                                           440,000        411,400
Series 1997-C2, Cl. F, 6.75%,
4/16/29                                            250,000        214,297

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
COMMERCIAL (CONTINUED)

General Motors Acceptance Corp.,
Interest-Only Stripped Mtg.-Backed
Security, Series 1997-C1, Cl. X,
8.91%, 7/15/27(2)                         $      4,295,474   $    432,232
--------------------------------------------------------------------------
Merrill Lynch Mortgage Investors,
Inc., Mtg. Pass-Through
Certificates, Series 1995-C2, Cl.
D, 8.189%, 6/15/21(6)                              367,685        375,958
--------------------------------------------------------------------------
Morgan Stanley Capital I, Inc.,
Commercial Mtg. Pass-Through
Certificates:
Series 1996-C1, Cl. F, 7.51%,
2/15/28(4)(6)                                      162,744        131,111
Series 1997-HF1, Cl. F, 6.86%,
2/15/10(4)                                         150,000        136,688
Series 1997-RR, Cl. D, 7.74%,
4/30/39                                             50,000         48,250
Series 1997-RR, Cl. F, 7.74%,
4/30/39                                            300,000        235,125
Series 1997-XL1, Cl. G, 7.695%,
10/3/30(6)                                         290,000        282,569
--------------------------------------------------------------------------
NationsCommercial Corp., NB
Commercial Mtg. Pass-Through
Certificates, Series-DMC, Cl. C,
8.921%, 8/12/11(5)                                 200,000        213,563
--------------------------------------------------------------------------
Nykredit AS, Mtg.-Backed Security,
Series ANN, 6%, 10/1/26              DKK         3,243,000        461,546
--------------------------------------------------------------------------
Realkredit Danmark, Mtg.-Backed
Security, 6%, 10/1/26                DKK         3,245,000        461,120
--------------------------------------------------------------------------
Resolution Trust Corp., Commercial
Mtg. Pass-Through Certificates:
Series 1992-CHF, Cl. D, 8.25%,
12/25/20                                           121,210        121,133
Series 1993-C1, Cl. D, 9.45%,
5/25/24                                             91,000         91,825
Series 1994-C2, Cl. E, 8%, 4/25/25                 210,423        212,342
--------------------------------------------------------------------------
Structured Asset Securities Corp.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-LLI, Cl.
F, 7.30%, 4/12/12(4)                               200,000        185,813
Multiclass Pass-Through
Certificates, Series 1995-C4, Cl.
E, 8.77%, 6/25/26(4)(6)                             46,290         47,765
                                                             -------------
                                                                5,919,763
--------------------------------------------------------------------------
MULTI-FAMILY - 0.8%
Mortgage Capital Funding, Inc.:
Commercial Mtg. Pass-Through
Certificates, Series 1997-MC1, Cl.
F, 7.452%, 5/20/07(4)                               63,720         60,693
Multifamily Mtg. Pass-Through
Certificates, Series 1996-MC1, Cl.
G, 7.15%, 6/15/06(5)                               800,000        760,250
--------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-CL, Cl.
F, 9.19%, 1/20/28(6)                             1,000,000        869,375
                                                             -------------
                                                                1,690,318
--------------------------------------------------------------------------
RESIDENTIAL - 0.3%
CS First Boston Mortgage Securities
Corp., Mtg. Pass-Through
Certificates:
Series 1997-C1, Cl. F, 7.50%,
6/20/13(4)                                         100,000         97,000
Series 1997-C1, Cl. G, 7.50%,
6/20/14(4)                                         100,000         92,470
Series 1997-C1, Cl. H, 7.50%,
8/20/14(4)                                          60,000         47,376
Series 1997-C2, Cl. H, 7.46%,
1/17/35                                            100,000         79,969
--------------------------------------------------------------------------
Salomon Brothers Mortgage
Securities VII, Series 1996-B, Cl.
1, 7.136%, 4/25/26                                 393,408        277,845
                                                             -------------
                                                                  594,660
                                                             -------------
Total Mortgage-Backed Obligations
(Cost $46,435,758)                                             46,939,903

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 29.3%
--------------------------------------------------------------------------
U.S. Treasury Bonds:
10.75%, 2/15/03                           $      5,600,000   $  6,828,506
11.25%, 2/15/15                                    690,000      1,081,360
11.625%, 11/15/02                                1,085,000      1,352,860
11.625%, 11/15/04                                7,215,000      9,573,410
11.875%, 11/15/03                                2,495,000      3,245,840
13.125%, 5/15/01                                 2,800,000      3,428,253
6%, 2/15/26(7)                                     730,000        729,316
6.50%, 11/15/26                                  3,170,000      3,384,967
6.875%, 8/15/25(8)                               1,100,000      1,226,501
8.125%, 8/15/19                                    163,000        204,056
9.375%, 2/15/06                                    900,000      1,107,844
--------------------------------------------------------------------------
U.S. Treasury Nts.:
10.75%, 5/15/03                                  8,568,000     10,522,584
14.25%, 2/15/02                                    400,000        523,875
6.25%, 10/31/01(8)(9)                            6,985,000      7,109,424
6.25%, 2/15/03                                   3,325,000      3,401,894
7.25%, 5/15/04                                     935,000      1,009,508
7.50%, 10/31/99                                  1,750,000      1,804,689
7.50%, 5/15/02                                   4,020,000      4,293,867
                                                             -------------
Total U.S. Government Obligations
(Cost $60,289,411)                                             60,828,754
--------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -
20.1%
--------------------------------------------------------------------------
ARGENTINA - 1.8%
Argentina (Republic of) Bonds:
5%, 12/20/02                         JPY        60,000,000        429,692
Bonos de Consolidacion de Deudas,
Series I, 5.66%, 4/1/01(6)                         143,934        135,611
--------------------------------------------------------------------------
Argentina (Republic of) Floating
Rate Bonds, Series L, 6.69%,
3/31/05(6)                                         172,800        154,872
--------------------------------------------------------------------------
Argentina (Republic of) Nts.,
Series REGS, 11.75%, 2/12/07         ARP           440,000        416,976
--------------------------------------------------------------------------
Argentina (Republic of) Par Bonds,
5.50%, 3/31/23(10)                                 770,000        566,427
--------------------------------------------------------------------------
Argentina (Republic of) Unsec.
Unsub. Medium-Term Nts.:
5.50%, 3/27/01                       JPY       170,000,000      1,290,614
8.75%, 7/10/02                       ARP           320,000        277,651
--------------------------------------------------------------------------
Banco Hipotecario Nacional
(Argentina) Medium-Term Nts.,
10.625%, 8/7/06(9)                                 400,000        406,000
                                                             -------------
                                                                3,677,843
--------------------------------------------------------------------------
AUSTRALIA - 1.8%
New South Wales Treasury Corp. Gtd.
Bonds, 8%, 12/1/01                   AUD         1,610,000      1,126,815
--------------------------------------------------------------------------
Queensland Treasury Corp.
Exchangeable Gtd. Nts.:
8%, 8/14/01                          AUD         1,858,000      1,301,406
8%, 9/14/07                          AUD         1,560,000      1,141,743
--------------------------------------------------------------------------
Treasury Corp. of Victoria Gtd.
Bonds, 8.25%, 10/15/03               AUD           115,000         82,985
                                                             -------------
                                                                3,652,949
--------------------------------------------------------------------------
BRAZIL - 1.4%
Banco Estado Minas Gerais, 8.25%,
2/10/00                                            250,000        238,125

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
BRAZIL (CONTINUED)

Brazil (Federal Republic of)
Capitalization Bonds, 8%, 4/15/14         $      2,753,727   $  2,163,397
--------------------------------------------------------------------------
Brazil (Federal Republic of)
Eligible Interest Bonds, 6.69%,
4/15/06(6)                                         686,000        593,390
                                                             -------------
                                                                2,994,912
--------------------------------------------------------------------------
BULGARIA - 0.2%
Bulgaria (Republic of) Front-Loaded
Interest Reduction Bearer Bonds,
Tranche A, 2.30%, 7/28/12(10)                      510,000        311,100
--------------------------------------------------------------------------
Bulgaria (Republic of) Interest
Arrears Bonds, 6.69%, 7/28/11(6)                   160,000        117,200
                                                             -------------
                                                                  428,300
--------------------------------------------------------------------------
CANADA - 1.2%
Canada (Government of) Bonds:
9.75%, 6/1/01                        CAD         1,995,000      1,585,188
Series A-33, 11.50%, 9/1/00          CAD         1,100,000        886,169
                                                             -------------
                                                                2,471,357
--------------------------------------------------------------------------
COLOMBIA - 0.2%
Financiera Energetica Nacional SA
Nts., 9.375%, 6/15/06                              500,000        504,688
--------------------------------------------------------------------------
DENMARK - 0.5%
Denmark (Kingdom of) Bonds, 7%,
11/10/24                             DKK         5,880,000        958,015
--------------------------------------------------------------------------
ECUADOR - 0.3%
Ecuador (Republic of) Disc. Bonds,
6.688%, 2/28/25(6)                                 300,000        226,500
--------------------------------------------------------------------------
Ecuador (Republic of) Past Due
Interest Bonds, 6.688%, 2/27/15(6)                 601,458        393,955
                                                             -------------
                                                                  620,455
--------------------------------------------------------------------------
GERMANY - 0.5%
Germany (Republic of) Bonds, Series
94, 6.25%, 1/4/24                    DEM         1,630,000        952,503
--------------------------------------------------------------------------
GREAT BRITAIN - 1.3%
United Kingdom Treasury Nts.:
7.25%, 3/30/98                       GBP           805,000      1,324,549
7.75%, 9/8/06                        GBP           730,000      1,308,496
                                                             -------------
                                                                2,633,045
--------------------------------------------------------------------------
HUNGARY - 0.5%
Hungary (Government of) Bonds:
Series 98-I, 23.50%, 5/17/98         HUF       160,000,000        793,312
Series 99-G, 16.50%, 7/24/99         HUF        44,000,000        208,991
                                                             -------------
                                                                1,002,303
--------------------------------------------------------------------------
IRELAND - 0.4%
Ireland (Government of) Bonds,
9.25%, 7/11/03                       IEP           255,000        434,263
--------------------------------------------------------------------------
National Treasury Management Agency
(Irish Government) Bonds, 8%,
8/18/06                              IEP           235,000        390,495
                                                             -------------
                                                                  824,758
--------------------------------------------------------------------------
ITALY - 1.3%
Italy (Republic of) Treasury Bonds,
Buoni del Tesoro Poliennali:
10.50%, 4/1/00                       ITL       550,000,000        346,862
10.50%, 4/1/05                       ITL       600,000,000        438,293
12%, 1/1/02                          ITL     1,535,000,000      1,079,191

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
ITALY (CONTINUED)
Italy (Republic of) Treasury Bonds,
Buoni del Tesoro Poliennali:
(Continued)

9%, 10/1/03                          ITL     1,360,000,000   $    907,310
                                                             -------------
                                                                2,771,656
--------------------------------------------------------------------------
JORDAN - 0.2%
Hashemite (Kingdom of Jordan) Disc.
Bonds, 6.875%, 12/23/23(6)                         500,000        417,031
--------------------------------------------------------------------------
MEXICO - 1.9%
Banco Nacional de Comercio Exterior
SNC International Finance BV Gtd.
Registered Bonds, 11.25%, 5/30/06                  265,000        295,475
--------------------------------------------------------------------------
United Mexican States Bonds:
10.375%, 1/29/03                     DEM           725,000        441,723
11.375%, 9/15/16                                   880,000        998,800
16.50%, 9/1/08(4)                    GBP            20,000         48,704
--------------------------------------------------------------------------
United Mexican States
Collateralized Fixed Rate Par
Bonds:
Series B, 6.25%, 12/31/19                          600,000        502,500
Series W-A, 6.25%, 12/31/19                        250,000        209,375
Series W-B, 6.25%, 12/31/19                      1,600,000      1,340,000
--------------------------------------------------------------------------
United Mexican States Petroleos
Mexicanos Gtd. Unsec. Unsub. Nts.,
7.875%, 3/2/99                       CAD           200,000        141,682
                                                             -------------
                                                                3,978,259
--------------------------------------------------------------------------
NEW ZEALAND - 1.1%
New Zealand (Government of) Bonds,
7%, 7/15/09                          NZD         3,795,000      2,213,013
--------------------------------------------------------------------------
NORWAY - 0.4%
Norway (Government of) Bonds,
9.50%, 10/31/02                      NOK         4,680,000        750,673
--------------------------------------------------------------------------
PANAMA - 0.1%
Panama (Government of) Past Due
Interest Debs., 6.89%, 7/17/16(6)                  225,968        184,447
--------------------------------------------------------------------------
PERU - 0.1%
Peru (Republic of) Front-Loaded
Interest Reduction Bonds, 3.25%,
3/7/17(6)                                          455,000        269,588
--------------------------------------------------------------------------
PHILIPPINES - 0.0%
Philippines (Republic of) Par
Bonds, Series B, 6.50%,
12/1/17(4)(10)                                     110,000         93,088
--------------------------------------------------------------------------
POLAND - 0.9%
Poland (Republic of) Bonds:
14%, 2/12/00                         PLZ         2,160,000        515,930
15%, 10/12/99                        PLZ         1,100,000        273,321
16%, 2/12/99                         PLZ         2,150,000        559,562
16%, 6/12/98                         PLZ           650,000        176,518
--------------------------------------------------------------------------
Poland (Republic of) Past Due
Interest Bonds, 4%, 10/27/14(10)                   440,000        381,150
                                                             -------------
                                                                1,906,481
--------------------------------------------------------------------------
RUSSIA - 0.5%
City of St. Petersburg Sr. Unsub.
Nts., 9.50%, 6/18/02(5)                            180,000        164,925
--------------------------------------------------------------------------
Ministry of Finance (Russian
Government) Unsec. Unsub. Bonds,
10%, 6/26/07(5)                                    320,000        297,280
--------------------------------------------------------------------------
Russia (Government of) Bonds, 22%,
4/28/99(11)                          RUR     1,585,000,000        227,391

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
RUSSIA (CONTINUED)

SBS Agro Finance BV Bonds, 10.25%,
7/21/00                                   $        339,000   $    300,015
                                                             -------------
                                                                  989,611
--------------------------------------------------------------------------
SOUTH AFRICA - 0.7%
South Africa (Republic of) Bonds:
Series 150, 12%, 2/28/05             ZAR         3,605,570        684,172
Series 162, 12.50%, 1/15/02          ZAR         1,950,240        385,468
Series 175, 9%, 10/15/02             ZAR         2,046,800        350,365
                                                             -------------
                                                                1,420,005
--------------------------------------------------------------------------
SPAIN - 0.9%
Spain (Kingdom of) Gtd. Bonds,
Bonos y Obligacion del Estado:
10.30%, 6/15/02                      ESP        21,500,000        170,029
10.50%, 10/30/03                     ESP        59,550,000        491,550
11.45%, 8/30/98                      ESP        12,000,000         82,034
12.25%, 3/25/00                      ESP       141,000,000      1,070,298
                                                             -------------
                                                                1,813,911
--------------------------------------------------------------------------
SWEDEN - 0.4%
Sweden (Kingdom of) Bonds, Series
1037, 8%, 8/15/07                    SEK         6,300,000        910,933
--------------------------------------------------------------------------
TURKEY - 0.4%
Turkey (Republic of) Treasury
Bills, Zero Coupon, 92.27%,
3/4/98(12)                           TRL   232,300,000,000        938,223
--------------------------------------------------------------------------
VENEZUELA - 1.1%
Venezuela (Republic of) Bonds,
9.25%, 9/15/27                                     970,000        871,545
--------------------------------------------------------------------------
Venezuela (Republic of)
Collateralized Par Bonds, Series
W-A, 6.75%, 3/31/20                              1,000,000        870,000
--------------------------------------------------------------------------
Venezuela (Republic of) Disc.
Bonds, Series DL, 6.75%,
12/18/07(6)                                        476,190        428,274
--------------------------------------------------------------------------
Venezuela (Republic of) New Money
Bonds, Series A, 6.91%, 12/18/05(6)                250,000        223,750
                                                             -------------
                                                                2,393,569
                                                             -------------
Total Foreign Government
Obligations (Cost $43,127,415)                                 41,771,616
--------------------------------------------------------------------------
LOAN PARTICIPATIONS - 0.6%
--------------------------------------------------------------------------
GS Moskovskaya, 19% Nts.,
6/12/98(4)                                         265,000        258,879
--------------------------------------------------------------------------
Jamaica (Government of) 1990
Refinancing Agreement Nts., Tranche
A, 6.56%, 10/16/00(4)(6)                            37,500         35,625
--------------------------------------------------------------------------
Russian (Government of) Principal
Loans Debs., 6.719%,
6/2/98(3)(4)(6)                                  1,535,000        949,781
                                                             -------------
Total Loan Participations (Cost
$1,252,430)                                                     1,244,285
--------------------------------------------------------------------------
CORPORATE BONDS AND NOTES - 28.2%
--------------------------------------------------------------------------
BASIC INDUSTRY - 2.9%
--------------------------------------------------------------------------
CHEMICALS - 1.0%
ClimaChem, Inc., 10.75% Gtd. Sr.
Unsec. Nts., 12/1/07(5)                            150,000        155,250
--------------------------------------------------------------------------
Harris Chemical North America,
Inc., 10.75% Gtd. Sr. Sub. Nts.,
10/15/03                                           100,000        107,250
--------------------------------------------------------------------------
ICO, Inc., 10.375% Sr. Nts., 6/1/07                 50,000         53,875
--------------------------------------------------------------------------
ISP Holdings, Inc., 9% Sr. Nts.,
Series B, 10/15/03                                  55,000         57,269

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
CHEMICALS (CONTINUED)

Laroche Industries, Inc., 9.50% Sr.
Sub. Nts., 9/15/07(5)                     $        150,000   $    148,500
--------------------------------------------------------------------------
NL Industries, Inc., 11.75% Sr.
Sec. Nts., 10/15/03                                140,000        155,750
--------------------------------------------------------------------------
PCI Chemicals Canada, Inc., 9.25%
Sr. Nts., 10/15/07(5)                              175,000        173,250
--------------------------------------------------------------------------
Pioneer Americas Acquisition Corp.,
9.25% Sr. Nts., 6/15/07                            200,000        202,500
--------------------------------------------------------------------------
Polytama International Finance BV,
11.25% Gtd. Sec. Nts., 6/15/07                     170,000        126,650
--------------------------------------------------------------------------
Sovereign Specialty Chemicals,
Inc., 9.50% Sr. Sub. Nts.,
8/1/07(5)                                          425,000        437,750
--------------------------------------------------------------------------
Sterling Chemicals Holdings, Inc.,
0%/13.50% Sr. Disc. Nts.,
8/15/08(13)                                        200,000        123,000
--------------------------------------------------------------------------
Sterling Chemicals, Inc.:
11.25% Sr. Sub. Nts., 4/1/07                        50,000         50,250
11.75% Sr. Unsec. Sub. Nts.,
8/15/06(8)                                         200,000        205,000
                                                             -------------
                                                                1,996,294
--------------------------------------------------------------------------
CONTAINERS - 0.1%
Consumers International, Inc.,
10.25% Sr. Sec. Nts., 4/1/05(4)                    250,000        275,000
--------------------------------------------------------------------------
METALS/MINING - 0.2%
Centaur Mining & Exploration Ltd.,
11% Gtd. Sr. Nts., 12/1/07(4)                      100,000        100,750
--------------------------------------------------------------------------
Metallurg, Inc., 11% Sr. Nts.,
12/1/07(5)                                         225,000        231,750
                                                             -------------
                                                                  332,500
--------------------------------------------------------------------------
PAPER - 1.1%
Asia Pulp & Paper International
Finance Co., Zero Coupon Asian
Currency Nts., 14.46%, 1/23/98(12)   IDR       200,000,000         36,425
--------------------------------------------------------------------------
Fletcher Challenge Finance U.S.A.,
Inc., 8.05% Debs., 6/15/03           NZD            80,000         44,890
--------------------------------------------------------------------------
Fletcher Challenge Ltd.:
10% Cv. Unsec. Sub. Nts., 4/30/05    NZD            60,000         37,102
14.50% Cv. Sub. Nts., 9/30/00        NZD            60,000         39,251
--------------------------------------------------------------------------
Florida Coast Paper Co. LLC, 12.75%
First Mtg. Nts., 6/1/03                            130,000        138,450
--------------------------------------------------------------------------
Four M Corp., 12% Sr. Nts., Series
B, 6/1/06(4)                                       125,000        133,125
--------------------------------------------------------------------------
Gaylord Container Corp., 9.75% Sr.
Nts., 6/15/07                                      200,000        195,000
--------------------------------------------------------------------------
Indah Kiat International Finance
Co. BV, 11.375% Gtd. Sec. Nts.,
6/15/99                                            205,000        198,850
--------------------------------------------------------------------------
Pacific Lumber Co., 10.50% Sr.
Nts., 3/1/03                                       365,000        377,775
--------------------------------------------------------------------------
Pindo Deli Finance Mauritius Ltd.,
10.75% Gtd. Nts., 10/1/07(4)                       125,000        108,125
--------------------------------------------------------------------------
Repap New Brunswick, Inc., 9.063%
First Priority Sr. Sec. Nts.,
7/15/00(6)                                         200,000        198,000
--------------------------------------------------------------------------
Riverwood International Corp.,
10.625% Sr. Unsec. Nts., 8/1/07                    450,000        459,000
--------------------------------------------------------------------------
SD Warren Co., 12% Sr. Sub. Nts.,
Series B, 12/15/04                                 200,000        223,000
--------------------------------------------------------------------------
U.S. Timberlands Co. LP, 9.625% Sr.
Nts., 11/15/07                                     150,000        156,000
                                                             -------------
                                                                2,344,993
--------------------------------------------------------------------------
STEEL - 0.5%
AK Steel Corp., 9.125% Sr. Nts.,
12/15/06                                           350,000        360,500
--------------------------------------------------------------------------
Algoma Steel, Inc., 12.375% First
Mtg. Nts., 7/15/05                                 300,000        348,000
--------------------------------------------------------------------------
Bar Technologies, Inc., 13.50% Sr.
Sec. Nts., 4/1/01                                  100,000        109,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
STEEL (CONTINUED)

Keystone Consolidated Industries,
Inc., 9.625% Sr. Nts., 8/1/07(5)          $        200,000   $    201,750
                                                             -------------
                                                                1,019,500
--------------------------------------------------------------------------
CONSUMER RELATED - 4.2%
--------------------------------------------------------------------------
CONSUMER PRODUCTS - 1.2%
Coleman Escrow Corp., Zero Coupon
Sr. First Priority Disc. Nts.,
11.13%, 5/15/01(12)                                305,000        203,587
--------------------------------------------------------------------------
Dyersburg Corp., 9.75% Sr. Unsec.
Sub. Nts., 9/1/07                                   75,000         78,750
--------------------------------------------------------------------------
Holmes Products Corp., 9.875% Gtd.
Nts., 11/15/07(5)                                  200,000        204,500
--------------------------------------------------------------------------
Icon Fitness Corp., 0%/14% Sr.
Disc. Nts., 11/15/06(4)(13)                        200,000        114,000
--------------------------------------------------------------------------
Icon Health & Fitness, Inc., 13%
Sr. Sub. Nts., Series B, 7/15/02                   300,000        336,750
--------------------------------------------------------------------------
IHF Holdings, Inc., 0%/15% Sr. Sub.
Disc. Nts., Series B, 11/15/04(13)                 250,000        218,750
--------------------------------------------------------------------------
Indorayon International Finance Co.
BV, 10% Gtd. Unsec. Unsub. Nts.,
3/29/01(4)                                         100,000         89,000
--------------------------------------------------------------------------
MacAndrews & Forbes Holdings, Inc.,
13% Sub. Debs., 3/1/99(4)                          131,000        132,146
--------------------------------------------------------------------------
Pillowtex Corp., 9% Sr. Sub. Nts.,
12/15/07(5)                                        200,000        206,000
--------------------------------------------------------------------------
Revlon Worldwide Corp., Zero Coupon
Sr. Sec. Disc. Nts., 10.88%,
3/15/01(12)                                        450,000        312,750
--------------------------------------------------------------------------
Samsonite Corp., 11.125% Sr. Sub.
Nts., 7/15/05                                      137,000        154,125
--------------------------------------------------------------------------
Sealy Mattress Co., 9.875% Sr. Sub.
Nts., 12/15/07(5)                                  100,000        103,000
--------------------------------------------------------------------------
TAG Heuer International SA, 12% Sr.
Sub. Nts., 12/15/05(4)                             100,000        120,500
--------------------------------------------------------------------------
Vitro SA, 13% Nts., 12/7/99(6)       MXP           438,000        119,483
--------------------------------------------------------------------------
Williams (J. B.) Holdings, Inc.,
12% Sr. Nts., 3/1/04                               100,000        106,500
                                                             -------------
                                                                2,499,841
--------------------------------------------------------------------------
FOOD/BEVERAGES/TOBACCO - 0.2%
CFP Holdings, Inc., 11.625% Gtd.
Sr. Nts., Series B, 1/15/04                         15,000         15,075
--------------------------------------------------------------------------
Del Monte Foods Co., 0%/12.50% Sr.
Disc. Nts., 12/15/07(5)(13)                        100,000         57,750
--------------------------------------------------------------------------
Sparkling Spring Water Group Ltd.,
11.50% Sr. Sub. Nts., 11/15/07(5)                  200,000        207,000
--------------------------------------------------------------------------
Windy Hill Pet Food, Inc., 9.75%
Sr. Sub. Nts., 5/15/07                             150,000        153,750
                                                             -------------
                                                                  433,575
--------------------------------------------------------------------------
HEALTHCARE - 0.4%
Genesis Health Ventures, Inc.,
9.25% Sr. Sub. Nts., 10/1/06                        30,000         30,712
--------------------------------------------------------------------------
Integrated Health Services, Inc.:
10.25% Sr. Sub. Nts., 4/30/06                       15,000         15,975
9.50% Sr. Sub. Nts., 9/15/07(5)                    150,000        154,500
--------------------------------------------------------------------------
Kinetics Concepts, Inc., 9.625% Sr.
Sub. Nts., 11/1/07(5)                               50,000         51,062
--------------------------------------------------------------------------
Magellan Health Services, Inc.,
11.25% Sr. Sub. Nts., Series A,
4/15/04                                            100,000        111,375
--------------------------------------------------------------------------
Mariner Health Group, Inc., 9.50%
Sr. Sub. Nts., Series B, 4/1/06(4)                 100,000        104,000
--------------------------------------------------------------------------
Sun Healthcare Group, Inc., 9.50%
Sr. Sub. Nts., 7/1/07(5)                           265,000        272,950
                                                             -------------
                                                                  740,574

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
HOTEL/GAMING - 1.8%
Boyd Gaming Corp.:
9.25% Sr. Unsec. Gtd. Nts., 10/1/03       $        100,000   $    105,250
9.50% Sr. Unsec. Sub. Nts., 7/15/07                 50,000         52,625
--------------------------------------------------------------------------
Capstar Hotel Co., 8.75% Sr. Sub.
Nts., 8/15/07                                      275,000        284,625
--------------------------------------------------------------------------
Casino America, Inc., 12.50% Sr.
Nts., 8/1/03                                        50,000         54,562
--------------------------------------------------------------------------
Casino Magic of Louisiana Corp.,
13% First Mtg. Nts., Series B,
8/15/03                                            150,000        144,750
--------------------------------------------------------------------------
Grand Casinos, Inc., 10.125% Gtd.
First Mtg. Nts., 12/1/03                           350,000        378,000
--------------------------------------------------------------------------
Grupo Posadas SA de CV, 10.375%
Bonds, 2/13/02(4)                                   50,000         51,375
--------------------------------------------------------------------------
HMC Acquisition Properties, Inc.,
9% Sr. Nts., Series B, 12/15/07                    150,000        156,375
--------------------------------------------------------------------------
HMH Properties, Inc., 8.875% Sr.
Nts., 7/15/07                                      300,000        317,250
--------------------------------------------------------------------------
Horseshoe Gaming LLC, 9.375% Sr.
Sub. Nts., 6/15/07                                 425,000        447,312
--------------------------------------------------------------------------
Mohegan Tribal Gaming Authority
(Connecticut), 13.50% Sr. Sec.
Nts., Series B, 11/15/02                           200,000        257,000
--------------------------------------------------------------------------
Rio Hotel & Casino, Inc., 9.50%
Gtd. Sr. Sub. Nts., 4/15/07                        350,000        371,875
--------------------------------------------------------------------------
Showboat Marina Casino
Partnership/Showboat Marina Finance
Corp., 13.50% First Mtg. Nts.,
Series B, 3/15/03                                  350,000        421,750
--------------------------------------------------------------------------
Signature Resorts, Inc., 9.75% Sr.
Sub. Nts., 10/1/07(5)                              200,000        201,000
--------------------------------------------------------------------------
Station Casinos, Inc., 10.125% Sr.
Sub. Nts., 3/15/06                                 110,000        116,600
--------------------------------------------------------------------------
Venetian Casino Resort LLC/Las
Vegas Sands, Inc.:
10% Sr. Sub. Nts., 11/15/05(5)                     200,000        183,500
12.25% Mtg. Nts., 11/15/04(5)                      150,000        150,937
                                                             -------------
                                                                3,694,786
--------------------------------------------------------------------------
RESTAURANTS - 0.3%
Ameriking, Inc., 10.75% Sr. Nts.,
12/1/06                                            125,000        131,875
--------------------------------------------------------------------------
Carrols Corp., 11.50% Sr. Nts.,
8/15/03                                            100,000        106,500
--------------------------------------------------------------------------
Foodmaker, Inc.:
9.25% Sr. Nts., 3/1/99                              79,000         80,777
9.75% Sr. Sub. Nts., 6/1/02                        300,000        309,750
                                                             -------------
                                                                  628,902
--------------------------------------------------------------------------
TEXTILE/APPAREL - 0.3%
CMI Industries, Inc., 9.50% Sr.
Sub. Nts., 10/1/03(4)                               10,000          9,875
--------------------------------------------------------------------------
Dan River, Inc., 10.125% Sr. Sub.
Nts., 12/15/03                                      50,000         53,687
--------------------------------------------------------------------------
PT Polysindo Eka Perkasa, Zero
Coupon Promissory Nts., 9.39%,
7/14/98(12)                                        100,000         84,682
--------------------------------------------------------------------------
Tultex Corp., 9.625% Sr. Unsec.
Nts., 4/15/07                                      200,000        200,000
--------------------------------------------------------------------------
William Carter Co., 10.375% Sr.
Sub. Nts., Series A, 12/1/06                       200,000        211,000
                                                             -------------
                                                                  559,244
--------------------------------------------------------------------------
ENERGY - 2.6%
Belden & Blake Corp., 9.875% Sr.
Sub. Nts., 6/15/07                                 580,000        588,700
--------------------------------------------------------------------------
Chesapeake Energy Corp.:
12% Gtd. Sr. Exchangeable Nts.,
3/1/01                                             200,000        210,500
9.125% Sr. Unsec. Nts., 4/15/06                    100,000        103,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
ENERGY (CONTINUED)
--------------------------------------------------------------------------
Clark R&M, Inc.:
8.375% Sr. Nts., 11/15/07(5)              $        125,000   $    126,094
8.875% Sr. Sub. Nts., 11/15/07(5)                  250,000        253,750
--------------------------------------------------------------------------
Clark USA, Inc., 10.875% Sr. Nts.,
Series B, 12/1/05                                  125,000        136,875
--------------------------------------------------------------------------
Cliffs Drilling Co., 10.25% Sr.
Nts., 5/15/03                                       50,000         54,687
--------------------------------------------------------------------------
Dailey International, Inc., 9.75%
Gtd. Sr. Unsec. Nts., 8/15/07(5)                   125,000        131,875
--------------------------------------------------------------------------
DI Industries, Inc., 8.875% Sr.
Nts., 7/1/07                                        75,000         78,000
--------------------------------------------------------------------------
Energy Corp. of America, 9.50% Sr.
Sub. Nts., Series A, 5/15/07                       245,000        245,612
--------------------------------------------------------------------------
Forcenergy, Inc., 8.50% Sr. Sub.
Nts., Series B, 2/15/07                            190,000        193,325
--------------------------------------------------------------------------
Forcenergy, Inc., 9.50% Sr. Sub.
Nts., 11/1/06                                      445,000        473,925
--------------------------------------------------------------------------
Gothic Energy Corp., 12.25% Sr.
Nts., 9/1/04(4)                                    200,000        210,000
--------------------------------------------------------------------------
J. Ray McDermott SA, 9.375% Sr.
Sub. Bonds, 7/15/06                                350,000        376,687
--------------------------------------------------------------------------
National Energy Group, Inc., 10.75%
Sr. Nts., 11/1/06                                  425,000        445,187
--------------------------------------------------------------------------
Parker Drilling Corp., 9.75% Gtd.
Sr. Nts., 11/15/06                                 300,000        324,750
--------------------------------------------------------------------------
Petroleum Heat & Power Co., Inc.,
9.375% Sub. Debs., 2/1/06                          425,000        384,625
--------------------------------------------------------------------------
Pogo Producing Co., 8.75% Sr. Sub.
Nts., 5/15/07                                      395,000        402,900
--------------------------------------------------------------------------
Statia Terminals
International/Statia Terminals
(Canada), Inc., 11.75% First Mtg.
Nts., Series B, 11/15/03                           175,000        185,500
--------------------------------------------------------------------------
Stone Energy Corp., 8.75% Sr. Sub.
Nts., 9/15/07                                      355,000        362,987
--------------------------------------------------------------------------
Wiser Oil Co., 9.50% Sr. Sub. Nts.,
5/15/07                                            135,000        132,975
                                                             -------------
                                                                5,422,204
--------------------------------------------------------------------------
FINANCIAL SERVICES - 2.1%
--------------------------------------------------------------------------
BANKS & THRIFTS - 1.1%
Alliance & Leicester Building
Society, 8.75% Unsec. Sub. Nts.,
12/7/06                              GBP            80,000        143,973
--------------------------------------------------------------------------
Banco de Colombia, 5.20% Cv. Jr.
Unsec. Sub. Nts., 2/1/99                           200,000        212,000
--------------------------------------------------------------------------
Banco Nacional de Mexico SA, 11%
Sub. Exchangeable Capital Debs.,
7/15/03(4)                                         130,000        133,575
--------------------------------------------------------------------------
Bank Plus Corp., 12% Sr. Nts.,
7/18/07                                              7,000          7,875
--------------------------------------------------------------------------
First Nationwide Holdings, Inc.,
10.625% Sr. Sub. Nts., 10/1/03                     120,000        135,000
--------------------------------------------------------------------------
Korea Development Bank:
6.50% Bonds, 11/15/02                              120,000         96,276
6.625% Bonds, 11/21/03                             250,000        201,303
7.125% Bonds, 9/17/01                              135,000        115,019
7.375% Bonds, 9/17/04                              120,000         98,497
7.90% Nts., 2/1/02                                 220,000        191,710
--------------------------------------------------------------------------
Local Financial Corp., 11% Sr.
Nts., 9/8/04(4)                                    150,000        159,000
--------------------------------------------------------------------------
Ongko International Finance Co. BV,
10.50% Gtd. Nts., 3/29/04(5)                        90,000         81,900
--------------------------------------------------------------------------
Westpac Banking Corp., Zero Coupon
Bills, 19.23%, 3/31/98(12)(17)       NZD         1,150,000        654,350
                                                             -------------
                                                                2,230,478
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL - 0.8%
Amresco, Inc., 10% Sr. Sub. Nts.,
Series 97-A, 3/15/04                               100,000        104,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
DIVERSIFIED FINANCIAL (CONTINUED)

Bakrie Investindo, Zero Coupon
Promissory Nts., 26.54%,
7/10/98(12)                          IDR     1,000,000,000   $    148,457
--------------------------------------------------------------------------
Banco del Atlantico SA, 7.875%
Eurobonds, 11/5/98                                 370,000        369,691
--------------------------------------------------------------------------
Emergent Group, Inc., 10.75% Sr.
Nts., 9/15/04                                       25,000         24,906
--------------------------------------------------------------------------
Ocwen Capital Trust I, 10.875% Gtd.
Bonds, 8/1/27                                      150,000        163,500
--------------------------------------------------------------------------
Ocwen Financial Corp., 11.875%
Nts., 10/1/03                                      150,000        169,875
--------------------------------------------------------------------------
Saul (B.F.) Real Estate Investment
Trust, 11.625% Sr. Sec. Nts.,
Series B, 4/1/02                                   200,000        215,000
--------------------------------------------------------------------------
Southern Pacific Funding Corp.,
11.50% Sr. Nts., 11/1/04                           250,000        251,250
--------------------------------------------------------------------------
Veritas Capital Trust, 10% Gtd.
Debs., 1/1/28(5)                                   100,000        102,250
--------------------------------------------------------------------------
Wilshire Financial Services Group,
Inc., 13% Nts., 1/1/04                              60,000         61,350
                                                             -------------
                                                                1,610,529
--------------------------------------------------------------------------
INSURANCE - 0.2%
Terra Nova Insurance (UK) Holdings
plc, 10.75% Sr. Nts., 7/1/05                       100,000        112,406
--------------------------------------------------------------------------
Veritas Holdings, Inc., 9.625% Sr.
Nts., 12/15/03                                     200,000        214,000
                                                             -------------
                                                                  326,406
--------------------------------------------------------------------------
HOUSING RELATED - 0.6%
--------------------------------------------------------------------------
BUILDING MATERIALS - 0.2%
Building Materials Corp. of
America, 8.625% Sr. Nts., Series B,
12/15/06                                            50,000         51,750
--------------------------------------------------------------------------
Falcon Building Products, Inc.,
9.50% Sr. Sub. Nts., 6/15/07                       175,000        182,437
--------------------------------------------------------------------------
Nortek, Inc., 9.25% Sr. Nts.,
Series B, 3/15/07                                  150,000        153,750
                                                             -------------
                                                                  387,937
--------------------------------------------------------------------------
HOMEBUILDERS/REAL ESTATE - 0.4%
Continental Homes Holding Corp.,
10% Gtd. Unsec. Bonds, 4/15/06                      50,000         54,750
--------------------------------------------------------------------------
Greystone Homes, Inc., 10.75% Sr.
Gtd. Nts., 3/1/04(4)                                50,000         54,750
--------------------------------------------------------------------------
Hovnanian K. Enterprises, Inc.,
11.25% Gtd. Sub. Nts., 4/15/02                      75,000         78,938
--------------------------------------------------------------------------
International de Ceramica SA, 9.75%
Gtd. Unsec. Unsub. Nts., 8/1/02(4)                  70,000         66,850
--------------------------------------------------------------------------
Kaufman & Broad Home Corp., 7.75%
Sr. Nts., 10/15/04                                 400,000        398,000
--------------------------------------------------------------------------
Nortek, Inc., 9.125% Sr. Nts.,
Series B, 9/1/07                                   150,000        153,000
                                                             -------------
                                                                  806,288
--------------------------------------------------------------------------
MANUFACTURING - 2.5%
--------------------------------------------------------------------------
AEROSPACE - 1.0%
America West Airlines, Inc., 10.75%
Sr. Nts., 9/1/05                                   450,000        483,750
--------------------------------------------------------------------------
Amtran, Inc., 10.50% Sr. Nts.,
8/1/04(5)                                          150,000        156,750
--------------------------------------------------------------------------
Atlas Air, Inc.:
10.75% Sr. Nts., 8/1/05                            125,000        132,500
12.25% Pass-Through Certificates,
12/1/02                                            350,000        390,250
--------------------------------------------------------------------------
Constellation Finance LLC, 9.80%
Airline Receivable Asset-Backed
Nts., Series 1997-1, 1/1/01(4)                     125,000        126,250
--------------------------------------------------------------------------
Kitty Hawk, Inc., 9.95% Sr. Nts.,
11/15/04(5)                                        100,000        101,000
--------------------------------------------------------------------------
Pegasus Aircraft Lease
Securitization Trust, 11.76% Sr.
Nts., Cl. B, 6/15/04(4)                             97,191        100,273
--------------------------------------------------------------------------
SC International Services, Inc.,
9.25% Sr. Sub. Nts., 9/1/07(5)                     325,000        338,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
AEROSPACE (CONTINUED)

Trans World Airlines, Inc., 11.50%
Sr. Sec. Nts., 12/15/04(5)                $        300,000   $    303,000
                                                             -------------
                                                                2,131,773
--------------------------------------------------------------------------
AUTOMOTIVE - 0.7%
Cambridge Industries, Inc., 10.25%
Sr. Sub. Nts., 7/15/07(5)                           75,000         78,750
--------------------------------------------------------------------------
Collins & Aikman Products Co.,
11.50% Gtd. Sr. Sub. Nts., 4/15/06                 300,000        339,000
--------------------------------------------------------------------------
Delco Remy International, Inc.,
8.625% Sr. Nts., 12/15/07                           50,000         50,938
--------------------------------------------------------------------------
Hayes Wheels International, Inc.:
11% Sr. Sub. Nts., 7/15/06                         225,000        252,000
9.125% Sr. Sub. Nts., 7/15/07                      100,000        103,875
--------------------------------------------------------------------------
Key Plastics, Inc., 10.25% Sr. Sub.
Nts., Series B, 3/15/07                            300,000        320,250
--------------------------------------------------------------------------
Lear Corp., 9.50% Sub. Nts.,
7/15/06                                            200,000        220,500
                                                             -------------
                                                                1,365,313
--------------------------------------------------------------------------
CAPITAL GOODS - 0.8%
Burke Industries, Inc., 10% Sr.
Nts., 8/15/07(5)                                   150,000        154,875
--------------------------------------------------------------------------
Clark-Schwebel, Inc.:
10.50% Sr. Nts., 4/15/06                           100,000        109,500
12.50% Debs., 7/15/07(5)(14)                        45,994         49,444
--------------------------------------------------------------------------
Communications & Power Industries,
Inc., 12% Sr. Sub. Nts., Series B,
8/1/05                                             250,000        280,000
--------------------------------------------------------------------------
Hydrochem Industrial Services,
Inc., 10.375% Sr. Sub. Nts., 8/1/07                150,000        155,625
--------------------------------------------------------------------------
Insilco Corp., 10.25% Unsec. Sr.
Sub. Nts., 8/15/07(5)                              300,000        315,750
--------------------------------------------------------------------------
International Wire Group, Inc.,
11.75% Sr. Sub. Nts., Series B,
6/1/05                                             125,000        137,500
--------------------------------------------------------------------------
Polymer Group, Inc., 9% Sr. Sub.
Nts., 7/1/07                                       100,000        100,250
--------------------------------------------------------------------------
Roller Bearing Co. of America,
Inc., 9.625% Gtd. Sr. Sub. Nts.,
6/15/07(4)                                         140,000        141,750
--------------------------------------------------------------------------
Synthetic Industries, Inc., 9.25%
Sr. Sub. Nts., 2/15/07                              45,000         47,700
--------------------------------------------------------------------------
Titan Wheel International, Inc.,
8.75% Sr. Sub. Nts., 4/1/07                        100,000        105,250
--------------------------------------------------------------------------
Unifrax Investment Corp., 10.50%
Sr. Nts., 11/1/03(4)                                50,000         52,250
                                                             -------------
                                                                1,649,894
--------------------------------------------------------------------------
MEDIA - 3.6%
--------------------------------------------------------------------------
BROADCASTING - 1.2%
Azteca Holdings SA, 11% Sr. Nts.,
6/15/02(5)                                         155,000        160,425
--------------------------------------------------------------------------
Capstar Broadcasting Partners,
Inc., 9.25% Sr. Sub. Nts., 7/1/07                  275,000        282,563
--------------------------------------------------------------------------
Chancellor Radio Broadcasting Co.:
8.125% Sr. Sub. Nts., 12/15/07(5)                  200,000        196,750
8.75% Sr. Sub. Nts., 6/15/07                       100,000        102,250
--------------------------------------------------------------------------
Jacor Communications Co., 8.75%
Gtd. Sr. Sub. Nts., 6/15/07(5)                     100,000        102,250
--------------------------------------------------------------------------
Paxson Communications Corp.,
11.625% Sr. Sub. Nts., 10/1/02                      95,000        102,125
--------------------------------------------------------------------------
Radio One, Inc., 7% Sr. Sub. Nts.,
Series B, 5/15/04(10)                              100,000         99,500
--------------------------------------------------------------------------
SFX Broadcasting, Inc., 10.75% Sr.
Sub. Nts., Series B, 5/15/06                       150,000        165,000
--------------------------------------------------------------------------
Sinclair Broadcast Group, Inc.:
10% Sr. Sub. Nts., 9/30/05                         100,000        105,750

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
BROADCASTING (CONTINUED)
Sinclair Broadcast Group, Inc.:
(Continued)

8.75% Sr. Sub. Nts., 12/15/07             $        150,000   $    150,750
9% Gtd. Sr. Sub. Nts., 7/15/07                     250,000        256,250
--------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
11% Sr. Nts., 3/15/04                              100,000        110,500
--------------------------------------------------------------------------
TV Azteca SA de CV:
10.125% Gtd. Sr. Nts., Series A,
2/15/04                                            100,000        103,250
10.50% Gtd. Sr. Nts., Series B,
2/15/07                                            150,000        155,250
--------------------------------------------------------------------------
Young Broadcasting, Inc.:
8.75% Sr. Sub. Debs., 6/15/07                      275,000        273,625
9% Sr. Sub. Nts., Series B, 1/15/06                100,000        100,500
                                                             -------------
                                                                2,466,738
--------------------------------------------------------------------------
CABLE TELEVISION - 1.4%
Adelphia Communications Corp.:
10.50% Sr. Unsec. Nts., Series B,
7/15/04                                             70,000         75,775
9.25% Sr. Nts., 10/1/02                            100,000        102,500
--------------------------------------------------------------------------
American Telecasting, Inc.,
0%/14.50% Sr. Disc. Nts.,
6/15/04(13)                                         72,000         24,120
--------------------------------------------------------------------------
Cablevision Systems Corp.:
9.875% Sr. Sub. Debs., 4/1/23                      150,000        165,750
9.875% Sr. Sub. Nts., 5/15/06                      250,000        275,625
--------------------------------------------------------------------------
EchoStar Communications Corp.,
0%/12.875% Sr. Disc. Nts.,
6/1/04(13)                                          40,000         36,800
--------------------------------------------------------------------------
EchoStar DBS Corp., 12.50% Gtd.
Nts., 7/1/02                                       250,000        271,250
--------------------------------------------------------------------------
EchoStar I, 8.25% Bonds, 2/26/01(4)                159,783        158,185
--------------------------------------------------------------------------
EchoStar II, 8.25% Bonds,
11/9/01(4)                                         147,612        146,136
--------------------------------------------------------------------------
EchoStar Satellite Broadcasting
Corp., 0%/13.125% Sr. Sec. Disc.
Nts., 3/15/04(13)                                  400,000        342,000
--------------------------------------------------------------------------
Fundy Cable Ltd./Ltee, 11% Sr. Sec.
Second Priority Nts., 11/15/05(4)                  100,000        108,250
--------------------------------------------------------------------------
Helicon Group LP/Helicon Capital
Corp., 11% Sr. Sec. Nts., Series B,
11/1/03(6)                                         175,000        189,000
--------------------------------------------------------------------------
Knology Holdings, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/11.875% sr. disc.
nts., 10/15/07 and one warrant to
purchase .003734 shares of
preferred stock)(4)(13)(15)                        100,000         55,000
--------------------------------------------------------------------------
Marcus Cable Operating Co.
LP/Marcus Cable Capital Corp.,
0%/13.50% Gtd. Sr. Sub. Disc. Nts.,
Series II, 8/1/04(13)                              200,000        186,000
--------------------------------------------------------------------------
Optel, Inc., 13% Sr. Nts., Series
B, 2/15/05                                         210,000        223,650
--------------------------------------------------------------------------
Rogers Cablesystems Ltd., 10%
Second Priority Sr. Sec. Debs.,
12/1/07                                            200,000        221,000
--------------------------------------------------------------------------
Rogers Communications, Inc., 8.75%
Sr. Nts., 7/15/07                    CAD           400,000        272,964
--------------------------------------------------------------------------
TCI Satellite Entertainment, Inc.,
10.875% Sr. Sub. Nts., 2/15/07(5)                  100,000        105,250
                                                             -------------
                                                                2,959,255
--------------------------------------------------------------------------
DIVERSIFIED MEDIA - 0.8%
Ackerley Communications, Inc.,
10.75% Sr. Sec. Nts., Series A,
10/1/03                                            200,000        214,000
--------------------------------------------------------------------------
Hollywood Theaters, Inc., 10.625%
Sr. Sub. Nts., 8/1/07(5)                           100,000        106,750
--------------------------------------------------------------------------
ITT Promedia CVA, 9.125% Sr. Sub.
Nts., 9/15/07(5)                     DEM           850,000        498,146
--------------------------------------------------------------------------
Katz Media Corp., 10.50% Sr. Sub.
Nts., Series B, 1/15/07                             90,000         99,675

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
DIVERSIFIED MEDIA (CONTINUED)
Lamar Advertising Co.:
8.625% Sr. Sub. Nts., 9/15/07             $        150,000   $    154,875
9.625% Sr. Sub. Nts., 12/1/06                       50,000         54,063
--------------------------------------------------------------------------
Outdoor Systems, Inc., 8.875% Sr.
Sub. Nts., 6/15/07                                 150,000        156,750
--------------------------------------------------------------------------
Time Warner Entertainment Co. LP,
8.375% Sr. Debs., 3/15/23                          300,000        343,208
--------------------------------------------------------------------------
Universal Outdoor, Inc.:
9.75% Sr. Sub. Nts., 10/15/06                       20,000         22,500
9.75% Sr. Sub. Nts., Series B,
10/15/06                                            70,000         78,750
                                                             -------------
                                                                1,728,717
--------------------------------------------------------------------------
ENTERTAINMENT/FILM - 0.1%
Ascent Entertainment Group, Inc.,
0%/11.875% Sr. Sec. Disc. Nts.,
12/15/04(5)(13)                                    150,000         86,625
--------------------------------------------------------------------------
Imax Corp., 10% Sr. Nts., 3/1/01(6)                200,000        211,000
                                                             -------------
                                                                  297,625
--------------------------------------------------------------------------
PUBLISHING/PRINTING - 0.1%
American Lawyer Media Holdings,
Inc., 9.75% Sr. Nts., 12/15/07(5)                  100,000        102,000
--------------------------------------------------------------------------
Sun Media Corp., 9.50% Sr. Sub.
Nts., 2/15/07                                      150,000        162,000
                                                             -------------
                                                                  264,000
--------------------------------------------------------------------------
OTHER - 0.8%
--------------------------------------------------------------------------
CONGLOMERATES - 0.1%
Cia Latino Americana de
Infraestructura & Servicios SA -
CLISA, 11.625% Gtd. Sr. Nts.,
6/1/04(4)                                           30,000         30,300
--------------------------------------------------------------------------
Maxxam Group, Inc., 0%/12.25% Sr.
Sec. Disc. Nts., 8/1/03(13)                         25,000         24,875
--------------------------------------------------------------------------
Mechala Group Jamaica Ltd., 12.75%
Gtd. Sr. Sec. Sub. Nts., Series B,
12/30/99                                            85,000         80,750
                                                             -------------
                                                                  135,925
--------------------------------------------------------------------------
ENVIRONMENTAL - 0.2%
Allied Waste Industries, Inc.,
0%/11.30% Sr. Disc. Nts.,
6/1/07(5)(13)                                      300,000        211,500
--------------------------------------------------------------------------
Allied Waste North America, Inc.,
10.25% Sr. Sub. Nts., 12/1/06                      250,000        275,625
                                                             -------------
                                                                  487,125
--------------------------------------------------------------------------
SERVICES - 0.5%
Borg-Warner Security Corp.:
9.125% Sr. Sub. Nts., 5/1/03                       100,000        102,625
9.625% Sr. Sub. Nts., 3/15/07                      100,000        104,500
--------------------------------------------------------------------------
Coinstar, Inc., 0%/13% Sr. Disc.
Nts., 10/1/06(4)(13)                               100,000         82,500
--------------------------------------------------------------------------
Greater Toronto Airport, 5.40%
Debs., 12/3/02                       CAD           240,000        165,990
--------------------------------------------------------------------------
Kindercare Learning Centers, Inc.,
9.50% Sr. Sub. Nts., 2/15/09                        50,000         50,000
--------------------------------------------------------------------------
Oxford Automotive, Inc., 10.125%
Sr. Unsec. Sub. Nts., 6/15/07                      300,000        316,875
--------------------------------------------------------------------------
Protection One Alarm Monitoring,
Inc., 6.75% Cv. Gtd. Sr. Sub. Nts.,
9/15/03                                            125,000        148,281
                                                             -------------
                                                                  970,771

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
RETAIL - 1.1%
--------------------------------------------------------------------------
SPECIALTY RETAILING - 0.3%
Central Termica Guemes, 12% Bonds,
11/26/01(4)                               $        100,000   $    101,500
--------------------------------------------------------------------------
Eye Care Centers of America, Inc.,
12% Sr. Nts., 10/1/03                               70,000         75,950
--------------------------------------------------------------------------
Finlay Fine Jewelry Corp., 10.625%
Sr. Nts., 5/1/03(4)                                100,000        105,500
--------------------------------------------------------------------------
Pantry, Inc. (The), 10.25% Sr. Sub.
Nts., 10/15/07(4)                                  200,000        205,000
--------------------------------------------------------------------------
Specialty Retailers, Inc., 8.50%
Gtd. Sr. Nts., 7/15/05                              75,000         76,875
                                                             -------------
                                                                  564,825
--------------------------------------------------------------------------
SUPERMARKETS - 0.8%
Fleming Cos., Inc.:
10.50% Sr. Sub. Nts., 12/1/04(5)                    50,000         52,625
10.625% Sr. Sub. Nts., 7/31/07(5)                  300,000        318,000
--------------------------------------------------------------------------
Ralph's Grocery Co.:
11% Sr. Sub. Nts., 6/15/05                          50,000         57,125
10.45% Sr. Nts., 6/15/04                           325,000        365,625
--------------------------------------------------------------------------
Randall's Food Markets, Inc.,
9.375% Sr. Sub. Nts., 7/1/07(5)                    375,000        390,000
--------------------------------------------------------------------------
Shoppers Food Warehouse Corp.,
9.75% Sr. Nts., 6/15/04(5)                         400,000        410,000
--------------------------------------------------------------------------
Stater Brothers Holdings, Inc., 9%
Sr. Unsec. Sub. Nts., 7/1/04                       125,000        131,250
                                                             -------------
                                                                1,724,625
--------------------------------------------------------------------------
TECHNOLOGY - 6.6%
--------------------------------------------------------------------------
INFORMATION TECHNOLOGY - 3.5%
Amphenol Corp., 9.875% Sr. Sub.
Nts., 5/15/07                                       75,000         79,875
--------------------------------------------------------------------------
Celcaribe SA, 0%/13.50% Sr. Sec.
Nts., 3/15/04(4)(13)                               150,000        159,000
--------------------------------------------------------------------------
Cellular Communications
International, Inc., Zero Coupon
Sr. Disc. Nts., 12.03%, 8/15/00(12)                475,000        382,375
--------------------------------------------------------------------------
Cellular, Inc., 0%/11.75% Sr. Sub.
Disc. Nts., 9/1/03(13)                              50,000         50,375
--------------------------------------------------------------------------
Clearnet Communications, Inc.,
0%/14.75% Sr. Disc. Nts.,
12/15/05(13)                                       150,000        118,875
--------------------------------------------------------------------------
Comcast Cellular Communications,
Inc., 9.50% Sr. Nts., 5/1/07                       150,000        157,125
--------------------------------------------------------------------------
Computervision Corp., 11.375% Sr.
Sub. Nts., 8/15/99                                  40,000         40,450
--------------------------------------------------------------------------
Comunicacion Celular SA, 0%/13.125%
Sr. Deferred Coupon Bonds,
11/15/03(13)                                       350,000        266,875
--------------------------------------------------------------------------
Concentic Network Corp., Units
(each unit consists of $1,000
principal amount of 12.75% sr.
nts., 12/15/07 and one warrant to
purchase 6.34 shares of common
stock)(5)(15)                                      100,000        102,875
--------------------------------------------------------------------------
Consorcio Ecuatoriano de Telecom
SA, 14% Nts., 5/1/02(4)                             70,000         70,700
--------------------------------------------------------------------------
Crown Castle International Corp.,
0%/10.625% Sr. Disc. Nts.,
11/15/07(5)(13)                                    350,000        219,625
--------------------------------------------------------------------------
Details, Inc., 10% Sr. Sub. Nts.,
11/15/05(5)                                        150,000        154,125
--------------------------------------------------------------------------
Dial Call Communications, Inc.,
0%/12.25% Sr. Disc. Nts.,
4/15/04(13)                                        400,000        383,000
--------------------------------------------------------------------------
DII Group, Inc., 8.50% Sr. Sub.
Nts., 9/15/07(5)                                    30,000         29,550
--------------------------------------------------------------------------
Dyncorp, Inc., 9.50% Sr. Sub. Nts.,
3/1/07                                             350,000        357,000
--------------------------------------------------------------------------
Geotek Communications, Inc.:
0%/15% Sr. Sec. Disc. Nts.,
7/15/05(13)                                        100,000         58,500
12% Cv. Sr. Sub. Nts., 2/15/01(4)                  210,000        168,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
INFORMATION TECHNOLOGY (CONTINUED)

Iridium LLC/Iridium Capital Corp.,
11.25% Sr. Nts., 7/15/05(5)               $        125,000   $    123,125
--------------------------------------------------------------------------
Iron Mountain, Inc., 8.75% Sr. Sub.
Nts., 9/30/09(5)                                   150,000        154,500
--------------------------------------------------------------------------
Metrocall, Inc., 9.75% Sr. Sub.
Nts., 11/1/07(5)                                    75,000         74,438
--------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
0%/11.125% Sr. Disc. Nts.,
10/15/07(5)(13)                      CAD           300,000        118,447
0%/14% Sr. Disc. Nts., Series B,
6/1/06(13)                                         200,000        135,000
--------------------------------------------------------------------------
Millicom International Cellular SA,
0%/13.50% Sr. Disc. Nts.,
6/1/06(13)                                         210,000        154,875
--------------------------------------------------------------------------
Nextel Communications, Inc.:
0%/10.65% Sr. Disc. Nts.,
9/15/07(5)(13)                                     400,000        254,000
0%/11.50% Sr. Disc. Nts.,
9/1/03(13)                                         150,000        150,000
0%/9.75% Sr. Disc. Nts.,
10/31/07(5)(13)                                    500,000        307,500
--------------------------------------------------------------------------
Occidente y Caribe Celular SA,
0%/14% Sr. Disc. Nts., Series B,
3/15/04(13)                                        200,000        151,000
--------------------------------------------------------------------------
Omnipoint Corp.:
11.625% Sr. Nts., 8/15/06                          295,000        312,700
11.625% Sr. Nts., Series A, 8/15/06                 80,000         84,800
--------------------------------------------------------------------------
ORBCOMM Global LP/ORBCOMM Capital
Corp., 14% Sr. Nts., 8/15/04                       300,000        327,000
--------------------------------------------------------------------------
Orion Network Systems, Inc.,
0%/12.50% Sr. Disc. Nts.,
1/15/07(13)                                        150,000        112,125
--------------------------------------------------------------------------
Price Communications Cellular
Holdings, Inc., 0%/13.50% Sr. Disc.
Nts., Series A, 8/1/07(4)(13)                      150,000         95,250
--------------------------------------------------------------------------
Price Communications Wireless,
Inc., 11.75% Sr. Sub. Nts.,
7/15/07(5)                                         225,000        245,250
--------------------------------------------------------------------------
PriCellular Wireless Corp.:
0%/12.25% Sr. Sub. Disc. Nts.,
10/1/03(13)                                        150,000        154,500
0%/14% Sr. Sub. Disc. Nts.,
11/15/01(13)                                       500,000        557,500
10.75% Sr. Nts., 11/1/04                            75,000         81,563
--------------------------------------------------------------------------
Real Time Data, Inc., Units (each
unit consists of $1,000 principal
amount of 0%/13.50% sub. disc.
nts., 8/15/06 and one warrant to
purchase six ordinary
shares)(4)(13)(15)                                 300,000        114,000
--------------------------------------------------------------------------
Star Choice Communications, Inc.,
Units (each unit consists of $1,000
principal amount of 13% sr. sec.
nts., 12/15/05 and one warrant to
buy common stock)(15)                              100,000        103,000
--------------------------------------------------------------------------
Teletrac, Inc., 14% Sr. Nts.,
8/1/07                                              85,000         81,175
--------------------------------------------------------------------------
Unisys Corp., 11.75% Sr. Nts.,
10/15/04                                           150,000        172,125
--------------------------------------------------------------------------
USA Mobile Communications, Inc. II:
14% Sr. Nts., 11/1/04                              200,000        222,000
9.50% Sr. Nts., 2/1/04                             100,000         98,000
--------------------------------------------------------------------------
Wavetek Corp., 10.125% Sr. Sub.
Nts., 6/15/07                                      175,000        179,375
                                                             -------------
                                                                7,361,573
--------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY -
3.1%
American Communications Services,
Inc.:
0%/12.75% Sr. Disc. Nts.,
4/1/06(13)                                          65,000         50,050
13.75% Sr. Nts., 7/15/07(5)                        110,000        130,900
--------------------------------------------------------------------------
Bell Cablemedia plc, 0%/11.95% Sr.
Disc. Nts., 7/15/04(13)                            300,000        283,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)
Brooks Fiber Properties, Inc.:
0%/10.875% Sr. Disc. Nts.,
3/1/06(13)                                $        300,000   $    250,500
0%/11.875% Sr. Disc. Nts.,
11/1/06(13)                                         90,000         72,450
10% Sr. Nts., 6/1/07                               300,000        346,500
--------------------------------------------------------------------------
BTI Telecom Corp., 10.50% Sr. Nts.,
9/15/07(5)                                          75,000         76,875
--------------------------------------------------------------------------
Call-Net Enterprises, Inc.:
0%/13.25% Sr. Disc. Nts.,
12/1/04(13)                                        200,000        183,250
0%/9.27% Sr. Disc. Nts.,
8/15/07(13)                                         75,000         51,188
8.375% Sr. Nts., 8/15/07             CAD           150,000        110,075
--------------------------------------------------------------------------
COLT Telecom Group plc:
10.125% Sr. Nts., 11/30/07           GBP           170,000        285,313
8.875% Sr. Nts., 11/30/07            DEM           100,000         56,694
Units (each unit consists of $1,000
principal amount of 0%/12% sr.
disc. nts., 12/15/06 and one
warrant to purchase 7.8 ordinary
shares)(13)(15)                                    200,000        156,000
--------------------------------------------------------------------------
Comcast UK Cable Partner Ltd.,
0%/11.20% Sr. Disc. Debs.,
11/15/07(13)                                       250,000        203,750
--------------------------------------------------------------------------
Diamond Cable Communications plc,
0%/11.75% Sr. Disc. Nts.,
12/15/05(13)                                       215,000        167,163
--------------------------------------------------------------------------
GST Telecommunications, Inc.,
0%/13.875% Cv. Sr. Sub. Disc. Nts.,
12/15/05(5)(13)                                     25,000         19,203
--------------------------------------------------------------------------
GST USA, Inc., 0%/13.875% Gtd. Sr.
Disc. Nts., 12/15/05(13)                           425,000        327,250
--------------------------------------------------------------------------
ICG Holdings, Inc.:
0%/12.50% Gtd. Sr. Disc. Nts.,
5/1/06(13)                                         195,000        147,225
0%/13.50% Sr. Disc. Nts.,
9/15/05(13)                                        125,000        101,875
--------------------------------------------------------------------------
Intermedia Communications, Inc.:
0%/11.25% Sr. Disc. Nts., Series B,
7/15/07(13)                                        400,000        287,000
8.50% Sr. Nts., 1/15/08(5)                         200,000        201,000
8.875% Sr. Nts., 11/1/07(5)                        200,000        206,000
--------------------------------------------------------------------------
McLeodUSA, Inc.:
0%/10.50% Sr. Disc. Nts.,
3/1/07(13)                                         140,000        101,500
9.25% Sr. Nts., 7/15/07(5)                          75,000         78,938
--------------------------------------------------------------------------
Metronet Communications Corp.,
0%/10.75% Sr. Disc. Nts.,
11/1/07(5)(13)                                     175,000        108,063
--------------------------------------------------------------------------
MGC Communications, Inc., Units
(each unit consists of $1,000
principal amount of 13% sr. sec.
nts., 10/1/04 and one warrant to
purchase 8.07 shares of common
stock at $0.01 per share)(5)(15)                   150,000        151,500
--------------------------------------------------------------------------
Netia Holdings BV:
0%/11% Sr. Gtd. Disc. Nts.,
11/1/07(4)(13)                       DEM           350,000        111,684
10.25% Sr. Gtd. Nts., 11/1/07(4)                    50,000         47,875
--------------------------------------------------------------------------
NEXTLINK Communications, Inc.,
9.625% Sr. Nts., 10/1/07                           350,000        364,000
--------------------------------------------------------------------------
NTL, Inc., 10% Sr. Nts., 2/15/07                   100,000        105,750
--------------------------------------------------------------------------
Petersburg Long Distance, Inc.,
Units (each unit consists of $1,000
principal amount of 0%/14% sr.
disc. nts., 6/1/04 and one warrant
to purchase 34 ordinary
shares)(5)(13)(15)                                 300,000        286,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
TELECOMMUNICATIONS/TECHNOLOGY
(CONTINUED)

PTC International Finance BV,
0%/10.75% Gtd. Sr. Sub. Unsec.
Bonds, 7/1/07(5)(13)                      $        134,000   $     87,435
--------------------------------------------------------------------------
Qwest Communications International,
Inc., 0%/9.47% Sr. Disc. Nts.,
10/15/07(5)(13)                                    700,000        476,000
--------------------------------------------------------------------------
Shaw Communications, Inc., 8.54%
Debs., 9/30/27                       CAD           340,000        220,836
--------------------------------------------------------------------------
Teleport Communications Group,
Inc., 0%/11.125% Sr. Disc. Nts.,
7/1/07(13)                                         425,000        347,438
--------------------------------------------------------------------------
Telewest Communications plc, 0%/11%
Sr. Disc. Debs., 10/1/07(13)                       200,000        156,250
--------------------------------------------------------------------------
UNIFI Communications, Inc., 14% Sr.
Nts., 3/1/04                                        25,000         19,750
                                                             -------------
                                                                6,377,280
--------------------------------------------------------------------------
TRANSPORTATION - 0.7%
--------------------------------------------------------------------------
RAILROADS - 0.2%
TFM SA de CV, 10.25% Gtd. Sr. Nts.,
6/15/07(5)                                         200,000        206,000
--------------------------------------------------------------------------
Transtar Holdings LP/Transtar
Capital Corp., 0%/13.375% Sr. Disc.
Nts., Series B, 12/15/03(13)                       300,000        264,000
                                                             -------------
                                                                  470,000
--------------------------------------------------------------------------
SHIPPING - 0.2%
Navigator Gas Transport plc:
10.50% First Priority Ship Mtg.
Nts., 6/30/07(5)                                   275,000        292,875
Units (each unit consists of $1,000
principal amount of 12% second
priority ship mtg. nts., 6/30/07
and 7.66 warrants)(5)(15)                          150,000        169,500
--------------------------------------------------------------------------
Trico Marine Services, Inc., 8.50%
Gtd. Sr. Nts., 8/1/05(5)                            50,000         50,938
                                                             -------------
                                                                  513,313
--------------------------------------------------------------------------
TRUCKING - 0.3%
Coach USA, Inc., 9.375% Gtd. Sr.
Sub. Nts., Series B, 7/1/07                        200,000        207,000
--------------------------------------------------------------------------
Pycsa Panama SA, 10.28% Sr. Sec.
Bonds, 12/15/12(4)                                 200,000        194,000
--------------------------------------------------------------------------
Tribasa Toll Road Trust, 10.50%
Nts., Series 1993-A, 12/1/11(4)                    242,602        200,753
                                                             -------------
                                                                  601,753
--------------------------------------------------------------------------
UTILITIES - 0.5%
--------------------------------------------------------------------------
ELECTRIC UTILITIES - 0.4%
California Energy, Inc., 10.25% Sr.
Disc. Nts., 1/15/04                                150,000        162,000
--------------------------------------------------------------------------
Calpine Corp.:
10.50% Sr. Nts., 5/15/06(4)                        100,000        109,500
8.75% Sr. Nts., 7/15/07(5)                         230,000        235,750
--------------------------------------------------------------------------
El Paso Electric Co., 9.40% First
Mtg. Bonds, Series E, 5/1/11                       250,000        282,500
--------------------------------------------------------------------------
First PV Funding Corp., 10.30%
Lease Obligation Bonds, Series
1986A, 1/15/14(4)                                  144,000        153,720
                                                             -------------
                                                                  943,470
--------------------------------------------------------------------------
GAS UTILITIES - 0.1%
Beaver Valley II Funding Corp., 9%
Second Lease Obligation Bonds,
6/1/17(4)                                          199,000        219,895
                                                             -------------
Total Corporate Bonds and Notes
(Cost $57,018,717)                                             58,542,921

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                             MARKET VALUE
                                          SHARES(1)          NOTE 1
--------------------------------------------------------------------------
COMMON STOCKS - 0.3%
--------------------------------------------------------------------------
Celcaribe SA(4)(16)                                 24,390   $    121,950
--------------------------------------------------------------------------
Coinstar, Inc.(16)                                     700          6,388
--------------------------------------------------------------------------
Optel, Inc.(4)(16)                                     210              2
--------------------------------------------------------------------------
Vail Resorts, Inc.(16)                              15,500        402,031
                                                             -------------
Total Common Stocks (Cost $193,719)                               530,371
--------------------------------------------------------------------------
PREFERRED STOCKS - 1.9%
--------------------------------------------------------------------------
American Radio Systems Corp.,
11.375% Cum. Exchangeable Preferred                    772         91,965
--------------------------------------------------------------------------
AmeriKing, Inc., 13% Cum. Sr.
Exchangeable Preferred Stock,
Non-Vtg.(4)(16)                                      2,323         62,140
--------------------------------------------------------------------------
BankUnited Capital Trust, 10.25%
Redeemable Trust Preferred
Securities(4)                                      100,000        103,250
--------------------------------------------------------------------------
California Federal Bank, 11.50%
Non-Cum., Non-Vtg.                                   1,500        169,875
--------------------------------------------------------------------------
CGA Group Ltd., Preferred Stock,
Series A(4)(16)                                     16,000        400,000
--------------------------------------------------------------------------
Clark USA, Inc., 11.50% Cum.
Preferred Stock(5)(14)                                  50         53,125
--------------------------------------------------------------------------
CRIIMI MAE, Inc., 10.875% Cum. Cv.
Preferred Stock, Series B, Non-Vtg.                  6,000        205,125
--------------------------------------------------------------------------
Crown American Realty Trust, 11%
Cum. Non-Vtg. Preferred, Series A                    2,000        104,500
--------------------------------------------------------------------------
Doane Products Co., 14.25% Sr.
Exchangeable Preferred Stock,
Non-Vtg.(16)                                         5,000        195,000
--------------------------------------------------------------------------
Earthwatch, Inc., 12% Cv. Sr.
Preferred Stock, Series C(4)(14)                    10,000         75,000
--------------------------------------------------------------------------
EchoStar Communications Corp.,
12.125% Sr. Redeemable Exchangeable
Preferred Stock, Series
B(5)(14)(16)                                           125        130,938
--------------------------------------------------------------------------
El Paso Electric Co., 11.40%
Preferred Stock, Series A(14)                        1,817        201,233
--------------------------------------------------------------------------
Fidelity Federal Bank FSB Glendale
California, 12% Non-Cum.
Exchangeable Perpetual Preferred
Stock, Series A(4)                                      20            555
--------------------------------------------------------------------------
Fresenius Medical Care Trust, 9%
Preferred Securities                               275,000        288,750
--------------------------------------------------------------------------
Golden State Bancorp, 8.75% Cv.
Preferred Stock, Series A                            1,000         91,125
--------------------------------------------------------------------------
ICG Holdings, Inc., 14.25%
Exchangeable Preferred Stock                           101        118,170
--------------------------------------------------------------------------
Kelley Oil & Gas Corp., $2.625 Cv.                   1,800         39,600
--------------------------------------------------------------------------
NEXTLINK Communications, Inc., 14%
Sr. Exchangeable Preferred(14)                       5,708        355,323
--------------------------------------------------------------------------
Prime Retail, Inc., 8.50% Cv.
Preferred Stock, Series B                            6,000        144,000
--------------------------------------------------------------------------
PRIMEDIA, Inc., 9.20% Preferred
Stock, Series E(4)(16)                               1,000        100,250
--------------------------------------------------------------------------
SD Warren Co., 14% Cum.
Exchangeable, Series B(16)                           9,000        443,250
--------------------------------------------------------------------------
Spanish Broadcasting Systems, Inc.,
14.25% Cum. Sr. Exchangeable
Preferred Stock, Non-Vtg.(5)(14)                       106        112,625
--------------------------------------------------------------------------
Time Warner, Inc., 10.25%
Exchangeable Preferred, Series
M(14)                                                    1          1,183
--------------------------------------------------------------------------
Walden Residential Properties,
Inc.:
9.16% Cv. Preferred Stock, Series B                 10,000        290,000

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                             MARKET VALUE
                                          SHARES(1)          NOTE 1
--------------------------------------------------------------------------
PREFERRED STOCKS (CONTINUED)
--------------------------------------------------------------------------
Walden Residential Properties,
Inc.: (Continued)

9.20% Sr. Preferred Stock                            1,000   $     25,625
                                                             -------------
Total Preferred Stocks (Cost
$3,492,228)                                                     3,802,607
--------------------------------------------------------------------------
OTHER SECURITIES - 0.1%
--------------------------------------------------------------------------
Intermedia Communications, Inc.,
Depositary Shares representing one
one-hundredth 7% Cum. Cv. Jr.
Preferred Stock, Series E,
Non-Vtg.(5)(16)                                      2,100         59,587
--------------------------------------------------------------------------
WorldCom, Inc., 8% Cv. Depositary
Shares each Representing 1/100
Share of Dividend Enhanced
Convertible Stock                                    2,000        210,000
                                                             -------------
Total Other Securities (Cost
$207,309)                                                         269,587

                                          UNITS
--------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES -
0.0%
--------------------------------------------------------------------------
American Telecasting, Inc. Wts.,
Exp. 6/99(4)                                         1,500             15
--------------------------------------------------------------------------
Cellular Communications
International, Inc. Wts., Exp.
8/03(4)                                                300          5,100
--------------------------------------------------------------------------
CGA Group Ltd. Wts., Exp. 12/49(4)                  16,000          8,000
--------------------------------------------------------------------------
Clearnet Communications, Inc. Wts.,
Exp. 9/05                                              165            949
--------------------------------------------------------------------------
Comunicacion Celular SA Wts., Exp.
11/03(4)                                               200         14,000
--------------------------------------------------------------------------
Eye Care Centers of America, Inc.
Wts., Exp. 10/03(4)                                     70            245
--------------------------------------------------------------------------
Geotek Communications, Inc. Wts.,
Exp. 7/05(4)                                         7,500          7,500
--------------------------------------------------------------------------
Gothic Energy Corp. Wts., Exp. 9/04                  2,800          5,600
--------------------------------------------------------------------------
Hyperion Telecommunications, Inc.
Wts., Exp. 4/01(4)                                      60          3,600
--------------------------------------------------------------------------
ICG Communications, Inc. Wts., Exp.
9/05(4)                                                825         10,313
--------------------------------------------------------------------------
IHF Capital, Inc., Series I Wts.,
Exp. 11/99(4)                                          200         10,000
--------------------------------------------------------------------------
In-Flight Phone Corp. Wts., Exp.
8/02                                                   200             --
--------------------------------------------------------------------------
Mexican Value Rights                                 1,100             --
--------------------------------------------------------------------------
Microcell Telecommunications, Inc.:
Conditional Wts., Exp. 6/06(4)                         600            375
Wts., Exp. 6/06(4)                                     600          7,800
--------------------------------------------------------------------------
NEXTLINK Communications, Inc. Wts.,
Exp. 2/09(4)                                         4,100             41
--------------------------------------------------------------------------
Occidente y Caribe Celular SA Wts.,
Exp. 3/04(4)                                           800         11,000
--------------------------------------------------------------------------
Orion Network Systems, Inc. Wts.,
Exp. 1/07(4)                                           150          1,875
--------------------------------------------------------------------------
Price Communications Corp. Wts.,
Exp. 8/07(4)                                           516              5
--------------------------------------------------------------------------
Teletrac, Inc. Wts., Exp. 8/07(4)                       85            467
--------------------------------------------------------------------------
UNIFI Communications, Inc. Wts.,
Exp. 3/07(4)                                            25             38
--------------------------------------------------------------------------
United International Holdings, Inc.
Wts., Exp. 11/99(4)                                    200          2,400
                                                             -------------
Total Rights, Warrants and
Certificates (Cost $22,677)                                        89,323

                                          PRINCIPAL
                                          AMOUNT(1)
--------------------------------------------------------------------------
STRUCTURED INSTRUMENTS - 3.9%
--------------------------------------------------------------------------
Bayerische Landesbank Girozentrale
(New York Branch) Canada Banker's
Acceptance Index Yield Nts.,
8.405%, 5/22/98                           $        400,000        397,000
--------------------------------------------------------------------------
Bayerische Landesbank Girozentrale
(New York Branch) Lehman Brothers
High Yield Bond Index Nts., 12.50%,
2/4/98                                             250,000        249,600

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                          PRINCIPAL          MARKET VALUE
                                          AMOUNT(1)          NOTE 1
--------------------------------------------------------------------------
STRUCTURED INSTRUMENTS (CONTINUED)
--------------------------------------------------------------------------

Cargill Financial Services Corp.,
Contingent Promissory Nts., 5.80%,
6/10/99                                   $        250,000   $    209,067
--------------------------------------------------------------------------
Daiwa Finance Corp. (New York),
Daiwa Physical Commodity Index
Linked Nts., 4.906%, 3/24/98(6)                    250,000        231,225
--------------------------------------------------------------------------
First Boston Corp. (The), Russian
GKO Linked Nts., Zero Coupon,
13.95%, 1/20/98(12)                                100,000         98,500
--------------------------------------------------------------------------
Goldman, Sachs & Co. Argentina
Local Market Securities Trust,
11.30%, 4/1/00 (representing debt
of Argentina (Republic of) Bonos
del Tesoro Bonds, Series 10,
11.30%, 4/1/00 and an interest rate
swap between Goldman Sachs and the
Trust)(4)                                          130,434        131,087
--------------------------------------------------------------------------
Goldman Sachs Group, LP:
South Korean Won Linked Nts.,
5.60%, 1/20/98                                     245,000        253,648
Taiwanese Dollar Linked Nts.,
5.75%, 6/12/98                                     880,000        888,624
--------------------------------------------------------------------------
ING (U.S.) Financial Holdings
Corp.:
Czech Koruna/U.S. Dollar Linked
Nts., Zero Coupon, 11.10%,
3/4/98(12)                                         180,000        145,496
PT Polysindo Linked Nts., Zero
Coupon, 10.43%, 7/15/98(4)(12)                      50,000         45,018
--------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.
Greek Drachma/Swiss Franc Linked
Nts., Zero Coupon, 14.71%,
1/15/98(12)                                        100,000        104,000
--------------------------------------------------------------------------
Lehman High Yield Index Nts.:
12.50%, 7/6/98                                     200,000        200,680
12.50%, 7/8/98                                     250,000        248,750
--------------------------------------------------------------------------
Morgan Guaranty Trust Co. of New
York:
2 Times Leveraged Nts. on The
Emerging Markets Bond Index, Zero
Coupon, 2/4/98                                     100,000        107,620
Japanese Government Bond 193
Currency Protected Bank Nts.,
8.14%, 4/29/98                                     160,000         93,936
--------------------------------------------------------------------------
Salomon Brothers, Inc. Chilean Peso
Linked Nts.:
Zero Coupon, 9.33%, 6/24/98(12)                    110,000         98,659
Zero Coupon, 9.18%, 9/9/98(12)                     110,000         96,195
--------------------------------------------------------------------------
Salomon, Inc.:
Chilean Peso Indexed Credit Linked
Nts., Zero Coupon, 9.32%,
7/22/98(12)                                      1,000,000        893,400
Chilean Peso Indexed Enhanced
Access Nts., Zero Coupon, 9.18%,
6/18/98(12)                                        200,000        180,820
--------------------------------------------------------------------------
Salomon, Inc. Russian S-Account
Credit Linked Nts.:
Zero Coupon, 13.71%, 4/3/98(12)                    400,000        385,140
Zero Coupon, 14.17%, 5/22/98(12)                   225,000        211,511
Zero Coupon, 14.10%, 5/7/98(12)                    700,000        662,375
Zero Coupon, 9.79%, 7/31/98(12)                    400,000        359,260
Zero Coupon, 15.21%, 8/7/98(12)                    700,000        624,960
--------------------------------------------------------------------------
Shoshone Partners Loan Trust, 7.50%
Sr. Nts., 5/31/02(4)(6)                            742,000        786,944
--------------------------------------------------------------------------
Standard Chartered Bank, U.S.
Dollar/Chinese Yuan Linked Nts.,
9.50%, 2/3/98                                      440,000        435,688
                                                             -------------
Total Structured Instruments (Cost
$8,396,216)                                                     8,139,203

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                                            MARKET VALUE
                                     DATE    STRIKE            CONTRACTS    NOTE 1
-----------------------------------------------------------------------------------------
CALL OPTIONS PURCHASED - 0.1%
-----------------------------------------------------------------------------------------
German Mark/Japanese Yen Call Opt.   1/98     67.68%  DEM/JPY   1,654,846   $     59,995
-----------------------------------------------------------------------------------------
German Mark/Japanese Yen Call Opt.   3/98     68.59%  DEM/JPY   1,990,000         59,963
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 Call Opt.                   1/98            103.406%       1,000          7,031
-----------------------------------------------------------------------------------------
U.S. Treasury Bonds, 6.125%,
11/15/27 Call Opt.                   3/98            100.266%       4,600        148,062
                                                                            -------------
Total Call Options Purchased (Cost
$192,207)                                                                        275,051

                                     PRINCIPAL
                                     AMOUNT(1)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.8%
----------------------------------------------------------------------
Repurchase agreement with Smith,
Barney, Harris, Upham & Co., Inc.,
6.625%, dated 12/31/97, to be
repurchased at $1,750,644 on
1/2/98, collateralized by U.S.
Treasury Bonds, 8.875%-11.25%,
2/15/15-2/15/19, with a value of
$1,792,733 (Cost $1,750,000)         $       1,750,000      1,750,000
----------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$222,378,087)                                    107.9%   224,183,620
----------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER
ASSETS                                            (7.9)   (16,344,216)
                                     -----------------   -------------
NET ASSETS                                       100.0%  $207,839,404
                                     -----------------   -------------
                                     -----------------   -------------

1. Principal amount is reported in U.S. Dollars, except for those denoted in the following currencies:

ARP    -  Argentine Peso          ITL    -  Italian Lira
AUD    -  Australian Dollar       JPY    -  Japanese Yen
CAD    -  Canadian Dollar         MXP    -  Mexican Peso
DEM    -  German Mark             NOK    -  Norwegian Krone
DKK    -  Danish Krone            NZD    -  New Zealand Dollar
ESP    -  Spanish Peseta          PLZ    -  Polish Zloty
GBP    -  British Pound Sterling  RUR    -  Russian Ruble
HUF    -  Hungarian Forint        SEK    -  Swedish Krona
IDR    -  Indonesian Rupiah       TRL    -  Turkish Lira
IEP    -  Irish Punt              ZAR    -  South African Rand

2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.

3. When-issued security to be delivered and settled after December 31, 1997.

4. Identifies issues considered to be illiquid or restricted - See Note 8 of Notes to Financial Statements.

5. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $14,529,773 or 6.99% of the Fund's net assets as of December 31, 1997.

6. Represents the current interest rate for a variable rate security.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND STATEMENT OF INVESTMENTS (CONTINUED)

7. A sufficient amount of securities has been designated to cover outstanding forward foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.

8. Securities with an aggregate market value of $1,327,157 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.

9. A sufficient amount of securities has been designated to cover outstanding written options if applicable, as follows:

                                           PRINCIPAL/UNITS   EXPIRATION   EXERCISE     PREMIUM    MARKET VALUE
                                           SUBJECT TO CALL   DATE         PRICE        RECEIVED   NOTE 1
------------------------------------------------------------------------------------------------------
Banco Hopotecario Nacional (Argentina)
Medium-Term Nts., 10.625%, 8/7/06 Call
Option                                           400,000     8/00         100.00       $ 3,680    $      10,000
German Mark Put Option                         1,820,000     3/98         1.82    DEM   11,600           11,266
Japanese Yen Put Option                      223,000,000     1/98         125.00  JPY   19,445           69,576
                                                                                       --------   -------------
                                                                                       $34,725    $      90,842
                                                                                       --------   -------------
                                                                                       --------   -------------

10. Represents the current interest rate for an increasing rate security.

11. Non-income producing - issuer is in default of interest payment.

12. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.

13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.

14. Interest or dividend is paid in kind.

15. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

16. Non-income producing security.

17. A sufficient amount of securities has been designated to cover outstanding interest rate swap transactions. See Note 9 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS
DECEMBER 31, 1997

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
COMMON STOCKS - 79.0%
----------------------------------------------------------------
BASIC MATERIALS - 2.5%
----------------------------------------------------------------
CHEMICALS - 2.5%
Du Pont (E.I.) De Nemours & Co.            5,000   $    300,312
----------------------------------------------------------------
Ferro Corp.                               26,250        638,203
----------------------------------------------------------------
IMC Global, Inc.                          50,000      1,637,500
----------------------------------------------------------------
Olin Corp.                                27,500      1,289,062
                                                   -------------
                                                      3,865,077
----------------------------------------------------------------
CONSUMER CYCLICALS - 18.0%
----------------------------------------------------------------
AUTOS & HOUSING - 3.4%
Champion Enterprises, Inc.(1)             25,000        514,062
----------------------------------------------------------------
General Motors Corp.                      15,000        909,375
----------------------------------------------------------------
Lear Corp.(1)                             17,500        831,250
----------------------------------------------------------------
Republic Industries, Inc.(1)             110,000      2,564,375
----------------------------------------------------------------
Tower Realty Trust, Inc.                  20,000        492,500
                                                   -------------
                                                      5,311,562
----------------------------------------------------------------
LEISURE & ENTERTAINMENT - 6.3%
AMR Corp.(1)(2)                            2,500        321,250
----------------------------------------------------------------
Brinker International, Inc.(1)            26,500        424,000
----------------------------------------------------------------
Callaway Golf Co.                         13,500        385,594
----------------------------------------------------------------
Circus Circus Enterprises, Inc.(1)         7,500        153,750
----------------------------------------------------------------
Delta Air Lines, Inc.                     10,000      1,190,000
----------------------------------------------------------------
Harrah's Entertainment, Inc.             100,000      1,887,500
----------------------------------------------------------------
Host Marriott Corp.                       32,500        637,812
----------------------------------------------------------------
Mirage Resorts, Inc.(1)                   20,000        455,000
----------------------------------------------------------------
Nintendo Co. Ltd.                          4,000        393,782
----------------------------------------------------------------
Time Warner, Inc.                         32,500      2,015,000
----------------------------------------------------------------
Viacom, Inc., Cl. B(1)                    47,500      1,968,281
                                                   -------------
                                                      9,831,969
----------------------------------------------------------------
MEDIA - 3.2%
CBS Corp.(2)                              50,000      1,471,875
----------------------------------------------------------------
Chancellor Media Corp.(1)                 10,000        746,250
----------------------------------------------------------------
Comcast Corp., Cl. A Special              20,000        631,250
----------------------------------------------------------------
Jacor Communications, Inc.(1)             20,000      1,062,500
----------------------------------------------------------------
U S West Media Group(1)                   37,500      1,082,812
                                                   -------------
                                                      4,994,687
----------------------------------------------------------------
RETAIL: GENERAL - 2.8%
Dayton Hudson Corp.                        2,500        168,750
----------------------------------------------------------------
Dillard's, Inc.                           25,000        881,250

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
RETAIL: GENERAL (CONTINUED)

Federated Department Stores,
Inc.(1)                                   75,000   $  3,229,687
                                                   -------------
                                                      4,279,687
----------------------------------------------------------------
RETAIL: SPECIALTY - 2.3%
Abercrombie & Fitch Co., Cl.
A(1)(2)                                   35,000      1,093,750
----------------------------------------------------------------
AutoZone, Inc.(1)                         47,500      1,377,500
----------------------------------------------------------------
Nine West Group, Inc.(1)                  45,000      1,167,187
                                                   -------------
                                                      3,638,437
----------------------------------------------------------------
CONSUMER NON-CYCLICALS - 7.1%
----------------------------------------------------------------
BEVERAGES - 1.2%
Anheuser-Busch Cos., Inc.                 41,000      1,804,000
----------------------------------------------------------------
FOOD - 0.6%
Unilever NV, NY Shares                    16,000        999,000
----------------------------------------------------------------
HEALTHCARE/DRUGS - 1.8%
American Home Products Corp.               8,000        612,000
----------------------------------------------------------------
Amgen, Inc.(1)                            20,000      1,082,500
----------------------------------------------------------------
Merck & Co., Inc.                          5,000        531,250
----------------------------------------------------------------
Schering-Plough Corp.                     10,000        621,250
                                                   -------------
                                                      2,847,000
----------------------------------------------------------------
HEALTHCARE/SUPPLIES & SERVICES -
0.1%
Boston Scientific Corp.(1)(2)              2,500        114,688
----------------------------------------------------------------
HOUSEHOLD GOODS - 0.5%
Kimberly-Clark Corp.                      15,000        739,687
----------------------------------------------------------------
TOBACCO - 2.9%
Philip Morris Cos., Inc.                  50,000      2,265,625
----------------------------------------------------------------
RJR Nabisco Holdings Corp.                58,500      2,193,750
                                                   -------------
                                                      4,459,375
----------------------------------------------------------------
ENERGY - 4.2%
----------------------------------------------------------------
ENERGY SERVICES & PRODUCERS - 2.8%
Apache Corp.                               8,750        306,797
----------------------------------------------------------------
BJ Services Co.(1)                         6,250        449,609
----------------------------------------------------------------
Coflexip SA, Sponsored ADR                10,000        555,000
----------------------------------------------------------------
Cooper Cameron Corp.(1)                   12,500        762,500
----------------------------------------------------------------
Schlumberger Ltd.                          4,500        362,250
----------------------------------------------------------------
Stolt Comex Seaway SA(1)                  27,500      1,375,000
----------------------------------------------------------------
Weatherford Enterra, Inc.(1)              11,000        481,250
                                                   -------------
                                                      4,292,406
----------------------------------------------------------------
OIL-INTEGRATED - 1.4%
Atlantic Richfield Co.                     5,500        440,687
----------------------------------------------------------------
Enron Corp.                               10,000        415,625
----------------------------------------------------------------
Mobil Corp.                                3,000        216,562
----------------------------------------------------------------
Royal Dutch Petroleum Co., NY
Shares                                     5,000        270,937

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
OIL-INTEGRATED (CONTINUED)

Texaco, Inc.                               3,000   $    163,125
----------------------------------------------------------------
Unocal Corp.                               6,000        232,875
----------------------------------------------------------------
YPF SA, Cl. D, ADR                        10,500        358,969
                                                   -------------
                                                      2,098,780
----------------------------------------------------------------
FINANCIAL - 18.3%
----------------------------------------------------------------
BANKS - 10.4%
Banco Rio de la Plata SA, ADR(1)          50,000        700,000
----------------------------------------------------------------
Barnett Banks, Inc.                        2,500        179,688
----------------------------------------------------------------
Chase Manhattan Corp. (New)               34,000      3,723,000
----------------------------------------------------------------
Citicorp                                   4,000        505,750
----------------------------------------------------------------
Commercial Federal Corp.                  22,500        800,156
----------------------------------------------------------------
Compass Bancshares, Inc.                  10,000        437,500
----------------------------------------------------------------
CoreStates Financial Corp.                21,000      1,681,313
----------------------------------------------------------------
Credito Italiano                         100,000        308,541
----------------------------------------------------------------
First Commerce Corp.                       7,500        504,375
----------------------------------------------------------------
First International Bancorp, Inc.         15,000        181,875
----------------------------------------------------------------
Fleet Financial Group, Inc.               25,000      1,873,438
----------------------------------------------------------------
Hubco, Inc.                               15,000        586,875
----------------------------------------------------------------
J.P. Morgan & Co., Inc.                    4,500        507,938
----------------------------------------------------------------
KeyCorp                                    6,500        460,281
----------------------------------------------------------------
Mellon Bank Corp.                          2,500        151,563
----------------------------------------------------------------
NationsBank Corp.                          2,500        152,031
----------------------------------------------------------------
Societe Generale                           7,250        988,221
----------------------------------------------------------------
Sovereign Bancorp, Inc.                   40,000        830,000
----------------------------------------------------------------
Unibanco-Uniao de Bancos
Brasileiros SA, Sponsored GDR
Representing 500 Units of one
Preferred Share of Unibanco and one
Preferred Share of Unibanco
Holdings SA(1)(3)                         13,500        434,531
----------------------------------------------------------------
Union Planters Corp.                      17,500      1,188,906
                                                   -------------
                                                     16,195,982
----------------------------------------------------------------
DIVERSIFIED FINANCIAL - 3.8%
Advanta Corp., Cl. B                      13,500        342,563
----------------------------------------------------------------
American Express Co.                      15,000      1,338,750
----------------------------------------------------------------
C.I.T. Group, Inc., Cl. A(1)              16,300        525,675
----------------------------------------------------------------
Fannie Mae                                 7,500        427,969
----------------------------------------------------------------
Freddie Mac                                9,000        377,438
----------------------------------------------------------------
MoneyGram Payment Systems, Inc.(1)        17,000        182,750
----------------------------------------------------------------
Morgan Stanley, Dean Witter,
Discover & Co.                            18,500      1,093,813
----------------------------------------------------------------
Travelers Group, Inc.                     30,510      1,643,726
                                                   -------------
                                                      5,932,684

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
INSURANCE - 4.1%
Allstate Corp.                            26,000   $  2,362,750
----------------------------------------------------------------
Cigna Corp.                                1,500        259,594
----------------------------------------------------------------
Everest Reinsurance Holdings, Inc.        91,700      3,782,625
                                                   -------------
                                                      6,404,969
----------------------------------------------------------------
INDUSTRIAL - 8.3%
----------------------------------------------------------------
ELECTRICAL EQUIPMENT - 1.5%
Raychem Corp.                             55,000      2,368,438
----------------------------------------------------------------
INDUSTRIAL MATERIALS - 0.5%
Crown Cork & Seal Co., Inc.               15,000        751,875
----------------------------------------------------------------
INDUSTRIAL SERVICES - 4.1%
Cognizant Corp.                           32,000      1,426,000
----------------------------------------------------------------
Mettler-Toledo International,
Inc.(1)                                  100,000      1,725,000
----------------------------------------------------------------
USA Waste Services, Inc.(1)               80,000      3,140,000
                                                   -------------
                                                      6,291,000
----------------------------------------------------------------
MANUFACTURING - 2.2%
American Standard Cos., Inc.(1)           55,000      2,107,188
----------------------------------------------------------------
Halter Marine Group, Inc.(1)              22,500        649,688
----------------------------------------------------------------
MascoTech, Inc.                           40,000        735,000
                                                   -------------
                                                      3,491,876
----------------------------------------------------------------
TECHNOLOGY - 18.4%
----------------------------------------------------------------
AEROSPACE/DEFENSE - 0.2%
Boeing Co.                                 6,500        318,094
----------------------------------------------------------------
Raytheon Co., Cl. A                          956         47,143
                                                   -------------
                                                        365,237
----------------------------------------------------------------
COMPUTER HARDWARE - 6.8%
Adaptec, Inc.(1)                          12,500        464,063
----------------------------------------------------------------
Cabletron Systems, Inc.(1)                27,500        412,500
----------------------------------------------------------------
Ikon Office Solutions, Inc.              120,000      3,375,000
----------------------------------------------------------------
Ingram Micro, Inc., Cl. A(1)              20,000        582,500
----------------------------------------------------------------
International Business Machines
Corp.                                     15,000      1,568,438
----------------------------------------------------------------
Iomega Corp.(1)                          135,000      1,679,063
----------------------------------------------------------------
Seagate Technology, Inc.(1)               17,500        336,875
----------------------------------------------------------------
Sun Microsystems, Inc.(1)(2)              25,000        996,875
----------------------------------------------------------------
Xerox Corp.                               16,000      1,181,000
                                                   -------------
                                                     10,596,314
----------------------------------------------------------------
COMPUTER SOFTWARE/SERVICES - 5.7%
First Data Corp.                         115,000      3,363,750
----------------------------------------------------------------
PLATINUM Technology, Inc.(1)              35,000        988,750
----------------------------------------------------------------
Structural Dynamics Research
Corp.(1)                                 200,000      4,500,000
                                                   -------------
                                                      8,852,500

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                                   MARKET VALUE
                                     SHARES        NOTE 1
----------------------------------------------------------------
ELECTRONICS - 2.8%
Intel Corp.                                4,000   $    281,000
----------------------------------------------------------------
LSI Logic Corp.(1)                         7,500        148,125
----------------------------------------------------------------
Waters Corp.(1)                          100,000      3,762,500
----------------------------------------------------------------
Xilinx, Inc.(1)                            6,000        210,375
                                                   -------------
                                                      4,402,000
----------------------------------------------------------------
TELECOMMUNICATIONS-TECHNOLOGY -
2.9%
ADC Telecommunications, Inc.(1)           32,500      1,356,875
----------------------------------------------------------------
Bay Networks, Inc.(1)                     10,000        255,625
----------------------------------------------------------------
Cisco Systems, Inc.(1)                    22,500      1,254,375
----------------------------------------------------------------
Intermedia Communications, Inc.(1)           503         30,557
----------------------------------------------------------------
MCI Communications Corp.                  32,500      1,391,406
----------------------------------------------------------------
Tellabs, Inc.(1)                           2,500        132,188
----------------------------------------------------------------
WorldCom, Inc.                             2,500         75,625
                                                   -------------
                                                      4,496,651
----------------------------------------------------------------
UTILITIES - 2.2%
----------------------------------------------------------------
TELEPHONE UTILITIES - 2.2%
LCI International, Inc.(1)                80,000      2,460,000
----------------------------------------------------------------
Telecomunicacoes Brasileiras SA,
Sponsored ADR                              7,750        902,391
                                                   -------------
                                                      3,362,391
                                                   -------------
Total Common Stocks (Cost
$107,792,827)                                       122,788,272
----------------------------------------------------------------
PREFERRED STOCKS - 6.1%
----------------------------------------------------------------
Automatic Commission Exchange
Security Trust II, 6.50% Cv.
Preferred (exchangeable to common
stock of Republic Industries, Inc.
"TRACES" effective 5/15/00)               75,000      1,762,500
----------------------------------------------------------------
Evergreen Media Corp., 6% Cv.
Preferred(4)                              20,000      1,547,500
----------------------------------------------------------------
Host Marriott Financial Trust,
6.75% Cv. Preferred Stock(4)              12,500        762,500
----------------------------------------------------------------
ICG Communications, Inc., 6.75% Cv.
Preferred Stock(4)                        35,000      2,213,750
----------------------------------------------------------------
Intermedia Communications, Inc., 7%
Cv. Preferred Stock(1)(4)                 50,000      2,056,250
----------------------------------------------------------------
QUALCOMM Financial Trust I, 5.75%
Cum. Cv. Preferred Securities,
Non-Vtg.                                  25,000      1,200,000
                                                   -------------
Total Preferred Stocks (Cost
$7,862,050)                                           9,542,500
----------------------------------------------------------------
OTHER SECURITIES - 1.8%
----------------------------------------------------------------
Continental Airlines Finance Trust,
8.50% Cv. Trust Originated
Preferred Securities                      10,000      1,028,750
----------------------------------------------------------------
Houston Industries, Inc., 7%
Automatic Common Exchange
Securities, Exchangeable for Time
Warner, Inc. Common Stock                 25,000      1,426,562
----------------------------------------------------------------
Merrill Lynch & Co., Inc., 6.25%
Structured Yield Product
Exchangeable for Stock                    10,000        345,000
                                                   -------------
Total Other Securities (Cost
$2,239,123)                                           2,800,312

                                     PRINCIPAL
                                     AMOUNT
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS - 3.2%
----------------------------------------------------------------
U.S. Treasury Bonds:
6.375%, 8/15/27                      $ 1,150,000      1,212,891

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

                                     PRINCIPAL     MARKET VALUE
                                     AMOUNT        NOTE 1
----------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS
(CONTINUED)
----------------------------------------------------------------
U.S. Treasury Bonds: (Continued)

6.50%, 11/15/26                      $ 3,500,000   $  3,737,346
                                                   -------------
Total U.S. Government Obligations
(Cost $4,488,195)                                     4,950,237
----------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS AND
NOTES - 8.0%
----------------------------------------------------------------
Adaptec, Inc., 4.75% Cv. Sub. Nts.,
2/1/04(5)                              1,000,000      1,030,000
----------------------------------------------------------------
Continental Airlines, Inc., 6.75%
Cv. Sub. Nts., 4/15/06                   500,000        820,000
----------------------------------------------------------------
Corporate Express, Inc., 4.50% Cv.
Sub. Nts., 7/1/00                      1,250,000      1,110,937
----------------------------------------------------------------
Fine Host Corp., 5% Cv. Sub. Nts.,
11/1/04(4)                             1,000,000        625,000
----------------------------------------------------------------
Interpublic Group Cos., 1.80% Cv.
Sub. Debs., 9/16/04(4)                 1,000,000        823,750
----------------------------------------------------------------
Loews Corp., 3.125% Cv. Sub. Nts.,
9/15/07                                1,000,000        995,000
----------------------------------------------------------------
PLATINUM Technology, Inc.:
6.25% Cv. Sub. Nts., 12/15/02(5)       2,000,000      2,117,500
6.75% Cv. Sub. Nts., 11/15/01            500,000      1,046,875
----------------------------------------------------------------
Quantum Corp., 7% Cv. Sub. Nts.,
8/1/04                                 1,250,000      1,175,000
----------------------------------------------------------------
Saks Holdings, Inc., 5.50% Cv. Sub.
Nts., 9/15/06                          1,500,000      1,280,625
----------------------------------------------------------------
Tower Automotive, Inc., 5% Cv. Sub.
Nts., 8/1/04(4)                          500,000        520,000
----------------------------------------------------------------
U.S. Office Products Co., 5.50% Cv.
Sub. Nts., 5/15/03(4)                  1,000,000        903,750
                                                   -------------
Total Convertible Corporate Bonds
and Notes (Cost $11,947,833)                         12,448,437
----------------------------------------------------------------
REPURCHASE AGREEMENTS - 0.8%
----------------------------------------------------------------
Repurchase agreement with First
Chicago Capital Markets, 6.60%,
dated 12/31/97, to be repurchased
at $1,200,440 on 1/2/98,
collateralized by U.S. Treasury
Bonds, 8%-10.625%,
8/15/15-11/15/21, with a value of
$889,443, and U.S. Treasury Nts.,
5.875%-7.50%, 9/30/01-12/31/01,
with a value of $335,205 (Cost
$1,200,000)                          $ 1,200,000      1,200,000
----------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$135,530,028)                               98.9%   153,729,758
----------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES              1.1      1,637,992
                                     -----------   -------------
NET ASSETS                                 100.0%  $155,367,750
                                     -----------   -------------
                                     -----------   -------------

1. Non-income producing security.

2. A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

                                     SHARES
                                     SUBJECT   EXPIRATION   EXERCISE   PREMIUM    MARKET VALUE
                                     TO CALL   DATE         PRICE      RECEIVED   NOTE 1
----------------------------------------------------------------------------------------------
Abercrombie & Fitch Cl. A             8,000       1/98        $ 35     $22,759       $2,000
AMR Corp.                             2,500       1/98         135       9,612        2,188
Boston Scientific Corp.               2,500       1/98          55       1,200          313
CBS Corp.                            50,000       1/98          35      17,749        3,125
Sun Microsystems, Inc.               25,000       1/98          50      10,438        1,562
                                                                       --------      ------
                                                                       $61,758       $9,188
                                                                       --------      ------
                                                                       --------      ------

3. Units may be comprised of several components, such as debt and equity and/or warrants to purchase equity at some point in the future. For units which represent debt securities, principal amount disclosed represents total underlying principal.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND STATEMENT OF INVESTMENTS (CONTINUED)

--------------------------------------------------------------------------------

4. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $9,452,500 or 6.08% of the Fund's net assets as of December 31, 1997.

5. Identifies issues considered to be illiquid or restricted - See Note 6 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

                                     OPPENHEIMER     OPPENHEIMER     OPPENHEIMER
                                     MONEY           HIGH INCOME     BOND
                                     FUND            FUND            FUND
----------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )
(including repurchase agreements
**) - see accompanying statements    $125,778,964    $315,552,124    $601,914,075
----------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts
-see applicable note                           --         211,244         193,971
----------------------------------------------------------------------------------
Cash                                        2,083          10,676         750,383
----------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                  184,276       3,819,980       7,588,406
Closed forward foreign currency
exchange contracts                             --         138,584           1,683
Daily variation on futures
contracts - see applicable note                --              --         171,203
Shares of beneficial interest sold      1,081,045         260,980         352,813
Investments sold                               --       2,112,567      32,654,999
----------------------------------------------------------------------------------
Other                                       4,564           5,251           6,192
                                     -------------   -------------   -------------
Total assets                          127,050,932     322,111,406     643,633,725
----------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                 --              --              --
----------------------------------------------------------------------------------
Options written, at value (premiums
received ***) - see accompanying
statements and notes                           --              --              --
----------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                --          62,395           2,803
----------------------------------------------------------------------------------
Unrealized depreciation on interest
rate swaps - see applicable note               --              --              --
----------------------------------------------------------------------------------
Payables and other liabilities:
Closed forward foreign currency
exchange contracts                             --          13,758          16,014
Daily variation on futures
contracts - see applicable note                --              --              --
Dividends                                 243,614              --              --
Custodian fees                              3,783          38,682          71,463
Registration and filing fees                2,059          27,228          24,389
Shareholder reports                         5,704           6,971           7,401
Legal and auditing fees                     9,321          14,678              --
Investments purchased (including
those purchased on a when-issued
basis****) - see applicable note               --      30,065,705     122,645,501
Shares of beneficial interest
redeemed                                       --         387,715         775,130
Other                                       4,069         171,483          12,996
                                     -------------   -------------   -------------
Total liabilities                         268,550      30,788,615     123,555,697
----------------------------------------------------------------------------------
NET ASSETS                           $126,782,382    $291,322,791    $520,078,028
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                      $126,798,517    $272,156,892    $501,115,939
----------------------------------------------------------------------------------
Undistributed net investment income            --       1,776,867       1,857,027
----------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                     (16,135)      6,730,159       5,563,419
----------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                          --      10,658,873      11,541,643
                                     -------------   -------------   -------------
Net assets                           $126,782,382    $291,322,791    $520,078,028
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
----------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                           126,798,538      25,297,573      43,651,270
----------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $       1.00    $      11.52    $      11.91
* Cost                               $125,778,964    $305,080,290    $590,845,008
** Repurchase agreements             $         --    $ 74,150,000    $ 13,500,000
*** Premiums received                $         --    $         --    $         --
****When-issued                      $         --    $  1,480,181    $122,707,112

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (CONTINUED)

                                     OPPENHEIMER                     OPPENHEIMER
                                     CAPITAL         OPPENHEIMER     MULTIPLE
                                     APPRECIATION    GROWTH          STRATEGIES
                                     FUND            FUND            FUND
----------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )
(including repurchase agreements
**) - see accompanying statements    $881,988,555    $491,180,589    $641,798,961
----------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts
-see applicable note                           --              --              --
----------------------------------------------------------------------------------
Cash                                       14,363         294,871              --
----------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                  125,802         268,765       4,206,562
Closed forward foreign currency
exchange contracts                             --              --              --
Daily variation on futures
contracts - see applicable note                --              --              --
Shares of beneficial interest sold        619,393       1,707,785         119,130
Investments sold                        7,415,298       1,898,266       6,153,594
----------------------------------------------------------------------------------
Other                                       7,782           5,536           8,008
                                     -------------   -------------   -------------
Total assets                          890,171,193     495,355,812     652,286,255
----------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                 --              --         191,501
----------------------------------------------------------------------------------
Options written, at value (premiums
received ***) - see accompanying
statements and notes                           --              --       1,659,525
----------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                --              --              --
----------------------------------------------------------------------------------
Unrealized depreciation on interest
rate swaps - see applicable note               --              --              --
----------------------------------------------------------------------------------
Payables and other liabilities:
Closed forward foreign currency
exchange contracts                             --              --              --
Daily variation on futures
contracts - see applicable note                --              --              --
Dividends                                      --              --              --
Custodian fees                             28,264          14,814          32,669
Registration and filing fees               60,358          41,484          30,771
Shareholder reports                         9,099           5,283           5,111
Legal and auditing fees                    14,386          10,400          15,420
Investments purchased (including
those purchased on a when-issued
basis****) - see applicable note       11,980,470              --      12,430,220
Shares of beneficial interest
redeemed                                  269,803       1,377,532         322,021
Other                                       1,340             325          54,187
                                     -------------   -------------   -------------
Total liabilities                      12,363,720       1,449,838      14,741,425
----------------------------------------------------------------------------------
NET ASSETS                           $877,807,473    $493,905,974    $637,544,830
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                      $688,711,219    $351,479,268    $505,041,083
----------------------------------------------------------------------------------
Undistributed net investment income     2,236,363       3,896,959       1,264,870
----------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                  20,119,606      47,279,914      33,831,700
----------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                 166,740,285      91,249,833      97,407,177
                                     -------------   -------------   -------------
Net assets                           $877,807,473    $493,905,974    $637,544,830
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
----------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                            21,431,667      15,223,362      37,473,072
----------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $      40.96    $      32.44    $      17.01
* Cost                               $715,248,270    $399,931,087    $544,500,683
** Repurchase agreements             $107,250,000    $101,500,000    $107,800,000
*** Premiums received                $         --    $         --    $  1,797,849
****When-issued                      $         --    $         --    $ 12,187,250

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997 (CONTINUED)

                                     OPPENHEIMER     OPPENHEIMER     OPPENHEIMER
                                     GLOBAL          STRATEGIC       GROWTH &
                                     SECURITIES      BOND            INCOME
                                     FUND            FUND            FUND
----------------------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )
(including repurchase agreements
**) - see accompanying statements    $962,129,951    $224,183,620    $153,729,758
----------------------------------------------------------------------------------
Unrealized appreciation on forward
foreign currency exchange contracts
-see applicable note                    1,799,690         595,613              --
----------------------------------------------------------------------------------
Cash                                    2,017,169         699,965         231,605
----------------------------------------------------------------------------------
Receivables:
Dividends, interest and principal
paydowns                                1,240,888       3,691,367         360,188
Closed forward foreign currency
exchange contracts                             --          84,889              --
Daily variation on futures
contracts - see applicable note                --         116,794              --
Shares of beneficial interest sold        137,876         212,467         422,551
Investments sold                        1,195,436      11,561,416         677,712
----------------------------------------------------------------------------------
Other                                      76,135           3,937           3,526
                                     -------------   -------------   -------------
Total assets                          968,597,145     241,150,068     155,425,340
----------------------------------------------------------------------------------
LIABILITIES:
Bank overdraft                                 --              --              --
----------------------------------------------------------------------------------
Options written, at value (premiums
received ***) - see accompanying
statements and notes                           --          90,842           9,188
----------------------------------------------------------------------------------
Unrealized depreciation on forward
foreign exchange contracts - see
applicable note                                --          36,840              --
----------------------------------------------------------------------------------
Unrealized depreciation on interest
rate swaps - see applicable note               --          13,161              --
----------------------------------------------------------------------------------
Payables and other liabilities:
Closed forward foreign currency
exchange contracts                             --          24,680              --
Daily variation on futures
contracts - see applicable note           148,871              --              --
Dividends                                      --              --              --
Custodian fees                            149,388          22,286          10,063
Registration and filing fees               69,677          25,784          25,194
Shareholder reports                         2,651           6,995           4,972
Legal and auditing fees                    14,856              --           7,454
Investments purchased (including
those purchased on a when-issued
basis****) - see applicable note        7,860,390      33,068,507              --
Shares of beneficial interest
redeemed                                1,241,092          12,563             117
Other                                          --           9,006             602
                                     -------------   -------------   -------------
Total liabilities                       9,486,925      33,310,664          57,590
----------------------------------------------------------------------------------
NET ASSETS                           $959,110,220    $207,839,404    $155,367,750
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
----------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS:
Paid-in capital                      $744,137,672    $203,301,751    $127,164,576
----------------------------------------------------------------------------------
Undistributed net investment income    18,148,506         885,276         130,085
----------------------------------------------------------------------------------
Accumulated net realized gain
(loss) from investments and foreign
currency transactions                  80,213,055       1,088,375       9,820,789
----------------------------------------------------------------------------------
Net unrealized appreciation on
investments and translation of
assets and liabilities denominated
in foreign currencies                 116,610,987       2,564,002      18,252,300
                                     -------------   -------------   -------------
Net assets                           $959,110,220    $207,839,404    $155,367,750
                                     -------------   -------------   -------------
                                     -------------   -------------   -------------
----------------------------------------------------------------------------------
SHARES OF BENEFICIAL INTEREST
OUTSTANDING                            44,883,946      40,604,565       7,551,181
----------------------------------------------------------------------------------
NET ASSETS VALUE, REDEMPTION PRICE
AND OFFERING PRICE PER SHARE         $      21.37    $       5.12    $      20.58
* Cost                               $847,161,916    $222,378,087    $135,530,028
** Repurchase agreements             $165,700,000    $  1,750,000    $  1,200,000
*** Premiums received                $         --    $     34,725    $     61,758
****When-issued                      $         --    $ 30,736,603    $         --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

                                     OPPENHEIMER   OPPENHEIMER    OPPENHEIMER
                                     MONEY         HIGH INCOME    BOND
                                     FUND          FUND           FUND
------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes
of *)                                $7,577,599    $20,442,056    $33,458,444
------------------------------------------------------------------------------
Dividends (net of withholding taxes
of **)                                       --      1,258,134        258,565
                                     -----------   ------------   ------------
Total income                          7,577,599     21,700,190     33,717,009
------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                    601,698      1,667,490      3,281,556
------------------------------------------------------------------------------
Custodian fees and expenses              13,515        103,951        154,627
------------------------------------------------------------------------------
Legal and auditing fees                  11,852         19,951         16,713
------------------------------------------------------------------------------
Insurance expenses                        3,192          4,124         11,009
------------------------------------------------------------------------------
Trustees' fees and expenses               2,531          3,923          2,633
------------------------------------------------------------------------------
Registration and filing fees              6,580         27,204         25,949
------------------------------------------------------------------------------
Shareholder reports                       1,022          7,350          4,789
------------------------------------------------------------------------------
Other                                     3,155          5,155             --
                                     -----------   ------------   ------------
Total expenses                          643,545      1,839,148      3,497,276
------------------------------------------------------------------------------
NET INVESTMENT INCOME                 6,934,054     19,861,042     30,219,733
------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments (including premiums on
written options exercised)                2,232      7,036,521      5,711,116
Closing of futures contracts                 --        826,665      1,316,170
Closing and expiration of options
written                                      --        (51,550)      (146,182)
Foreign currency transactions                --     (1,546,166)    (2,842,519)
------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation on:
Investments                                  --        563,196      6,848,511
Translation of assets and
liabilities denominated in foreign
currencies                                   --       (469,986)      (408,371)
                                     -----------   ------------   ------------
Net realized and unrealized gain          2,232      6,358,680     10,478,725
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $6,936,286    $26,219,722    $40,698,458
                                     -----------   ------------   ------------
                                     -----------   ------------   ------------
* Interest                           $       --    $    10,065    $     4,337
** Dividends                         $       --    $        --    $        --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                     OPPENHEIMER                   OPPENHEIMER
                                     CAPITAL        OPPENHEIMER    MULTIPLE
                                     APPRECIATION   GROWTH         STRATEGIES
                                     FUND           FUND           FUND
-------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes
of *)                                $ 7,105,846    $ 4,639,011    $22,495,840
-------------------------------------------------------------------------------
Dividends (net of withholding taxes
of **)                                   720,291      2,269,196      3,524,342
                                     ------------   ------------   ------------
Total income                           7,826,137      6,908,207     26,020,182
-------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                   5,324,309      2,859,202      4,068,887
-------------------------------------------------------------------------------
Custodian fees and expenses               52,443         17,577         91,673
-------------------------------------------------------------------------------
Legal and auditing fees                   19,986          7,969         23,261
-------------------------------------------------------------------------------
Insurance expenses                         5,743          3,820          6,306
-------------------------------------------------------------------------------
Trustees' fees and expenses                4,447          2,538          8,486
-------------------------------------------------------------------------------
Registration and filing fees              61,056         41,602         32,647
-------------------------------------------------------------------------------
Shareholder reports                        4,975          5,552          6,420
-------------------------------------------------------------------------------
Other                                      3,812          3,172          3,651
                                     ------------   ------------   ------------
Total expenses                         5,476,771      2,941,432      4,241,331
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                  2,349,366      3,966,775     21,778,851
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments (including premiums on
written options exercised)            19,490,648     47,415,133     33,641,766
Closing of futures contracts           1,783,530             --        491,399
Closing and expiration of options
written                                       --             --        786,716
Foreign currency transactions             19,135         20,660       (722,776)
-------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation on:
Investments                           61,402,694     34,345,899     38,520,567
Translation of assets and
liabilities denominated in foreign
currencies                               115,131       (151,565)    (6,064,955)
                                     ------------   ------------   ------------
Net realized and unrealized gain      82,811,138     81,630,127     66,652,717
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $85,160,504    $85,596,902    $88,431,568
                                     ------------   ------------   ------------
                                     ------------   ------------   ------------
* Interest                           $        --    $        --    $       209
** Dividends                         $     6,162    $     1,341    $    61,592

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997 (CONTINUED)

                                     OPPENHEIMER     OPPENHEIMER    OPPENHEIMER
                                     GLOBAL          STRATEGIC      GROWTH &
                                     SECURITIES      BOND           INCOME
                                     FUND            FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest (net of withholding taxes
of *)                                $  9,183,668    $14,212,979    $   979,655
--------------------------------------------------------------------------------
Dividends (net of withholding taxes
of **)                                  9,092,481        264,213        906,266
                                     -------------   ------------   ------------
Total income                           18,276,149     14,477,192      1,885,921
--------------------------------------------------------------------------------
EXPENSES:
Management fees - see applicable
note                                    5,615,606      1,197,613        709,577
--------------------------------------------------------------------------------
Custodian fees and expenses               400,943         71,266         20,090
--------------------------------------------------------------------------------
Legal and auditing fees                    24,221          9,307         17,255
--------------------------------------------------------------------------------
Insurance expenses                          5,865          3,511          3,408
--------------------------------------------------------------------------------
Trustees' fees and expenses                 5,100          1,201          2,424
--------------------------------------------------------------------------------
Registration and filing fees               71,845         26,345         25,431
--------------------------------------------------------------------------------
Shareholder reports                         6,035          8,252          8,542
--------------------------------------------------------------------------------
Other                                       2,859          3,649          4,281
                                     -------------   ------------   ------------
Total expenses                          6,132,474      1,321,144        791,008
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                  12,143,675     13,156,048      1,094,913
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
(LOSS):
Net realized gain (loss) on:
Investments (including premiums on
written options exercised)            113,207,351      2,473,943      9,650,814
Closing of futures contracts           (5,626,341)      (369,000)            --
Closing and expiration of options
written                                        --        118,947        262,534
Foreign currency transactions          (3,862,454)    (1,329,032)       (75,881)
--------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation on:
Investments                            58,404,815      1,600,922     15,100,642
Translation of assets and
liabilities denominated in foreign
currencies                            (24,747,813)    (2,042,323)       (51,446)
                                     -------------   ------------   ------------
Net realized and unrealized gain      137,375,558        453,457     24,886,663
--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS            $149,519,233    $13,609,505    $25,981,576
                                     -------------   ------------   ------------
                                     -------------   ------------   ------------
* Interest                           $         --    $     5,972    $        --
** Dividends                         $         --    $        --    $        --

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                            OPPENHEIMER                 OPPENHEIMER
                                               MONEY                    HIGH INCOME
                                                FUND                        FUND
                                     1997          1996          1997          1996
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $  6,934,054  $  4,976,254  $ 19,861,042  $ 14,430,943
-------------------------------------------------------------------------------------------
Net realized gain                           2,232         2,966     6,265,470     3,333,591
-------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation                   --            --        93,210     4,840,420
                                     ------------  ------------  ------------  ------------
Net increase in net assets
resulting from operations               6,936,286     4,979,220    26,219,722    22,604,954
-------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                 (6,937,040)   (4,976,254)  (18,546,183)  (15,283,448)
-------------------------------------------------------------------------------------------
Distributions from net realized
gain                                           --            --      (138,778)           --
-------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net
assets resulting from beneficial
interest transactions - see
applicable note                        (2,935,384)   64,329,094    92,494,657    50,521,087
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)              (2,936,138)   64,332,060   100,029,418    57,842,593
-------------------------------------------------------------------------------------------
Beginning of period                   129,718,520    65,386,460   191,293,373   133,450,780
                                     ------------  ------------  ------------  ------------
End of period                        $126,782,382  $129,718,520  $291,322,791  $191,293,373
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------
Undistributed net investment income  $         --  $         --  $  1,776,867  $    913,946

                                                                        OPPENHEIMER
                                            OPPENHEIMER                   CAPITAL
                                                BOND                    APPRECIATION
                                                FUND                        FUND
                                     1997          1996          1997          1996
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $ 30,219,733  $ 19,901,086  $  2,349,366  $  1,496,337
-------------------------------------------------------------------------------------------
Net realized gain                       4,038,585     2,269,644    21,293,313    29,569,670
-------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation            6,440,140    (4,742,040)   61,517,825    42,247,113
                                     ------------  ------------  ------------  ------------
Net increase in net assets
resulting from operations              40,698,458    17,428,690    85,160,504    73,313,120
-------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                (27,908,616)  (20,181,337)   (1,547,409)   (1,132,964)
-------------------------------------------------------------------------------------------
Distributions from net realized
gain                                   (1,447,022)     (133,010)  (30,466,762)  (21,289,429)
-------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net
assets resulting from beneficial
interest transactions - see
applicable note                        82,296,263   218,092,832   207,268,868   241,097,454
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)              93,639,083   215,207,175   260,415,201   291,988,181
-------------------------------------------------------------------------------------------
Beginning of period                   426,438,945   211,231,770   617,392,272   325,404,091
                                     ------------  ------------  ------------  ------------
End of period                        $520,078,028  $426,438,945  $877,807,473  $617,392,272
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------
Undistributed net investment income  $  1,857,027  $  1,873,402  $  2,236,363  $  1,479,312

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

                                                                        OPPENHEIMER
                                            OPPENHEIMER                   MULTIPLE
                                               GROWTH                    STRATEGIES
                                                FUND                        FUND
                                     1997          1996          1997          1996
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $  3,966,775  $  1,650,969  $ 21,778,851  $ 20,927,009
-------------------------------------------------------------------------------------------
Net realized gain                      47,435,793    17,101,200    34,197,105    18,594,692
-------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           34,194,334    14,349,688    32,455,612    22,792,094
                                     ------------  ------------  ------------  ------------
Net increase in net assets
resulting from operations              85,596,902    33,101,857    88,431,568    62,313,795
-------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                 (1,639,463)   (1,310,185)  (21,242,764)  (21,290,805)
-------------------------------------------------------------------------------------------
Distributions from net realized
gain                                  (17,220,011)   (8,706,724)  (18,354,349)   (9,273,309)
-------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net
assets resulting from beneficial
interest transactions - see
applicable note                       141,248,396   145,125,312   104,424,895    71,272,635
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)             207,985,824   168,210,260   153,259,350   103,022,316
-------------------------------------------------------------------------------------------
Beginning of period                   285,920,150   117,709,890   484,285,480   381,263,164
                                     ------------  ------------  ------------  ------------
End of period                        $493,905,974  $285,920,150  $637,544,830  $484,285,480
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------
Undistributed net investment income  $  3,896,959  $  1,631,413  $  1,264,870  $    961,193

                                            OPPENHEIMER                 OPPENHEIMER
                                               GLOBAL                    STRATEGIC
                                             SECURITIES                     BOND
                                                FUND                        FUND
                                     1997          1996          1997          1996
-------------------------------------------------------------------------------------------
OPERATIONS:
Net investment income                $ 12,143,675  $  5,075,730  $ 13,156,048  $  7,004,776
-------------------------------------------------------------------------------------------
Net realized gain                     103,718,556    11,775,734       894,858     1,835,670
-------------------------------------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           33,657,002    59,143,734      (441,401)    1,164,352
                                     ------------  ------------  ------------  ------------
Net increase in net assets
resulting from operations             149,519,233    75,995,198    13,609,505    10,004,798
-------------------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                 (8,181,958)           --   (12,654,390)   (6,891,899)
-------------------------------------------------------------------------------------------
Distributions from net realized
gain                                           --            --      (207,080)           --
-------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net
assets resulting from beneficial
interest transactions - see
applicable note                       235,692,756   145,106,158    88,374,959    55,505,898
-------------------------------------------------------------------------------------------
NET ASSETS:
Total increase (decrease)             377,030,031   221,101,356    89,122,994    58,618,797
-------------------------------------------------------------------------------------------
Beginning of period                   582,080,189   360,978,833   118,716,410    60,097,613
                                     ------------  ------------  ------------  ------------
End of period                        $959,110,220  $582,080,189  $207,839,404  $118,716,410
                                     ------------  ------------  ------------  ------------
                                     ------------  ------------  ------------  ------------
Undistributed net investment income  $ 18,148,506  $  7,724,243  $    885,276  $    751,089

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996 (CONTINUED)

                                            OPPENHEIMER
                                             GROWTH &
                                              INCOME
                                     1997      FUND1996
--------------------------------------------------------------
OPERATIONS:
Net investment income                $  1,094,913  $   303,556
--------------------------------------------------------------
Net realized gain                       9,837,467    2,657,756
--------------------------------------------------------------
Net change in unrealized
appreciation or depreciation           15,049,196    2,697,929
                                     ------------  -----------
Net increase in net assets
resulting from operations              25,981,576    5,659,241
--------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS:
Dividends from net investment
income                                   (976,438)    (291,690)
--------------------------------------------------------------
Distributions from net realized
gain                                   (2,670,354)     (31,219)
--------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS:
Net increase (decrease) in net
assets resulting from beneficial
interest transactions - see
applicable note                        86,023,722   37,384,461
--------------------------------------------------------------
NET ASSETS:
Total increase (decrease)             108,358,506   42,720,793
--------------------------------------------------------------
Beginning of period                    47,009,244    4,288,451
                                     ------------  -----------
End of period                        $155,367,750  $47,009,244
                                     ------------  -----------
                                     ------------  -----------
Undistributed net investment income  $    130,085  $    12,643

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MONEY FUND
FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
-----------------------------------------------------------------------------------------
Income from investment operations -
net
investment income and net realized
gain                                      .05        .05        .06        .04        .03
Dividends and distributions to
shareholders                             (.05)      (.05)      (.06)      (.04)      (.03)
-----------------------------------------------------------------------------------------
Net asset value, end of period       $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)      5.31%      5.13%      5.62%      4.25%      3.09%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $126,782   $129,719   $ 65,386   $ 89,671   $ 61,221
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $133,707   $ 99,263   $ 75,136   $ 90,264   $ 57,654
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    5.19%      5.01%      5.52%      4.18%      3.12%
Expenses                                 0.48%      0.49%      0.51%      0.43%      0.43%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total returns reflect changes in net investment income only. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER HIGH INCOME FUND
FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  11.13   $  10.63   $   9.79   $  11.02   $   9.74
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .94        .97        .98        .94        .82
Net realized and unrealized gain
(loss)                                    .37        .58        .94      (1.27)      1.65
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                               1.31       1.55       1.92       (.33)      2.47
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.91)     (1.05)     (1.08)      (.66)     (1.19)
Distributions from net realized
gain                                     (.01)        --         --       (.24)        --
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.92)     (1.05)     (1.08)      (.90)     (1.19)
-----------------------------------------------------------------------------------------
Net asset value, end of period       $  11.52   $  11.13   $  10.63   $   9.79   $  11.02
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     12.21%     15.26%     20.37%     (3.18)%    26.34%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $291,323   $191,293   $133,451   $ 95,698   $ 93,011
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $223,617   $157,203   $115,600   $101,096   $ 67,000
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    8.88%      9.18%      9.81%      9.15%     10.50%
Expenses                                 0.82%      0.81%      0.81%      0.67%      0.68%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(2)              167.6%     125.0%     107.1%     110.1%     135.7%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $378,724,828 and $329,656,036, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER BOND FUND
FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  11.63   $  11.84   $  10.78   $  11.65   $  10.99
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .76        .69        .72        .76        .65
Net realized and unrealized gain
(loss)                                    .28       (.15)      1.07       (.98)       .76
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                               1.04        .54       1.79       (.22)      1.41
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.72)      (.74)      (.73)      (.62)      (.75)
Distributions from net realized
gain                                     (.04)      (.01)        --       (.03)        --
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.76)      (.75)      (.73)      (.65)      (.75)
-----------------------------------------------------------------------------------------
Net asset value, end of period       $  11.91   $  11.63   $  11.84   $  10.78   $  11.65
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)      9.25%      4.80%     17.00%     (1.94)%    13.04%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $520,078   $426,439   $211,232   $135,067   $111,846
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $449,760   $296,253   $170,929   $121,884   $ 87,215
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    6.72%      6.72%      6.91%      7.30%      7.20%
Expenses                                 0.78%      0.78%      0.80%      0.57%      0.46%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(2)              116.9%      82.3%      79.4%      35.1%      36.3%

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities and mortgage "dollar rolls") for the period ended December 31, 1997 were $497,189,725 and $456,241,630, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER CAPITAL APPRECIATION FUND FINANCIAL HIGHLIGHTS
DECEMBER 31, 1997

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  38.71   $  34.21   $  25.95   $  31.64   $  26.04
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .10        .09        .11        .10        .05
Net realized and unrealized gain
(loss)                                   4.01       6.59       8.29      (2.22)      6.71
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                               4.11       6.68       8.40      (2.12)      6.76
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.09)      (.11)      (.09)      (.04)      (.06)
Distributions from net realized
gain                                    (1.77)     (2.07)      (.05)     (3.53)     (1.10)
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                         (1.86)     (2.18)      (.14)     (3.57)     (1.16)
-----------------------------------------------------------------------------------------
Net asset value, end of period       $  40.96   $  38.71   $  34.21   $  25.95   $  31.64
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     11.67%     20.22%     32.52%     (7.59)%    27.32%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $877,807   $617,392   $325,404   $185,774   $136,885
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $753,852   $467,080   $240,730   $153,832   $ 98,228
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    0.31%      0.32%      0.47%      0.50%      0.23%
Expenses                                 0.73%      0.75%      0.78%      0.57%      0.47%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(2)               87.6%     100.1%     125.5%      96.5%     122.8%
Average brokerage commission
rate(3)                              $ 0.0626   $ 0.0583   $ 0.0577         --         --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $762,900,287 and $551,581,444, respectively.

3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total of related shares purchased and sold.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH FUND
FINANCIAL HIGHLIGHTS

                                                    YEAR ENDED DECEMBER 31,
                                     ------------------------------------------------------
                                     1997       1996         1995       1994       1993
-------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  27.24   $  23.55     $  17.68   $  17.70   $  16.96
-------------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .25        .15          .25        .22        .46
Net realized and unrealized gain
(loss)                                   6.62       5.46         6.10       (.05)       .74
-------------------------------------------------------------------------------------------
Total income from investment
operations                               6.87       5.61         6.35        .17       1.20
-------------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.15)      (.25)        (.22)      (.15)      (.14)
Distributions from net realized
gain                                    (1.52)     (1.67)        (.26)      (.04)      (.32)
-------------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                         (1.67)     (1.92)        (.48)      (.19)      (.46)
-------------------------------------------------------------------------------------------
Net asset value, end of period       $  32.44   $  27.24     $  23.55   $  17.68   $  17.70
                                     --------   --------     --------   --------   --------
                                     --------   --------     --------   --------   --------
-------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     26.68%     25.20%       36.65%      0.97%      7.25%
-------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $493,906   $285,920     $117,710   $ 63,283   $ 56,701
-------------------------------------------------------------------------------------------
Average net assets (in thousands)    $390,447   $152,466     $ 88,803   $ 59,953   $ 46,389
-------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.02%      1.08%        1.46%      1.38%      1.13%
Expenses, before voluntary
reimbursement by the Manager             0.75%      0.81%(2)     0.79%      0.58%      0.50%
-------------------------------------------------------------------------------------------
Portfolio turnover rate(3)               66.0%      65.4%        58.2%      53.8%      12.6%
Average brokerage commission
rate(4)                              $ 0.0549   $ 0.0589     $ 0.0590         --         --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The expense ratio was 0.79% net of the voluntary reimbursement by the Manager.

3. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $308,605,124 and $200,244,411, respectively.

4. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER MULTIPLE STRATEGIES FUND FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996       1995       1994       1993
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  15.63   $  14.55   $  12.91   $  13.88   $  12.47
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .62        .72        .66        .63        .55
Net realized and unrealized gain
(loss)                                   1.95       1.45       2.00       (.90)      1.41
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                               2.57       2.17       2.66       (.27)      1.96
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.61)      (.74)      (.65)      (.60)      (.55)
Distributions from net realized
gain                                     (.58)      (.35)      (.37)      (.10)        --
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                         (1.19)     (1.09)     (1.02)      (.70)      (.55)
-----------------------------------------------------------------------------------------
Net asset value, end of period       $  17.01   $  15.63   $  14.55   $  12.91   $  13.88
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     17.22%     15.50%     21.36%     (1.95)%    15.95%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $637,545   $484,285   $381,263   $292,067   $250,290
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $564,369   $428,277   $344,745   $279,949   $199,954
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    3.86%      4.89%      4.81%      4.90%      4.44%
Expenses                                 0.75%      0.77%      0.77%      0.56%      0.48%
-----------------------------------------------------------------------------------------
Portfolio turnover rate(2)               41.9%      40.3%      39.0%      31.4%      32.4%
Average brokerage commission
rate(3)                              $ 0.0217   $ 0.0361   $ 0.0329         --         --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $258,504,039 and $195,905,788, respectively.

3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GLOBAL SECURITIES FUND FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ---------------------------------------------------
                                     1997       1996       1995       1994       1993
----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  17.67   $  15.00   $  15.09   $  16.30   $  9.57
----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income (loss)              .25        .15        .12        .04      (.02)
Net realized and unrealized gain
(loss)                                   3.68       2.52        .19       (.96)     6.75
----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                               3.93       2.67        .31       (.92)     6.73
----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.23)        --         --       (.04)       --
Distributions from net realized
gain                                       --         --       (.40)      (.25)       --
----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.23)        --       (.40)      (.29)       --
----------------------------------------------------------------------------------------
Net asset value, end of period       $  21.37   $  17.67   $  15.00   $  15.09   $ 16.30
                                     --------   --------   --------   --------   -------
                                     --------   --------   --------   --------   -------
----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(1)     22.42%     17.80%      2.24%     (5.72)%   70.32%
----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $959,110   $582,080   $360,979   $297,842   $96,425
----------------------------------------------------------------------------------------
Average net assets (in thousands)    $802,389   $466,750   $332,336   $214,545   $31,696
----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.51%      1.09%      0.86%      0.54%     0.72%
Expenses                                 0.76%      0.81%      0.89%      0.91%     0.92%
----------------------------------------------------------------------------------------
Portfolio turnover rate(2)               67.1%      89.9%     131.3%      70.4%     65.1%
Average brokerage commission
rate(3)                              $ 0.0041   $ 0.0045   $ 0.0092         --        --

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

2. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $595,489,366 and $459,609,905, respectively.

3. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold. Generally, non-U.S. commissions are lower than U.S. commissions when expressed as cents per share but higher when expressed as a percentage of transactions because of the lower per-share prices of many non-U.S. securities.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER STRATEGIC BOND FUND FINANCIAL HIGHLIGHTS

                                                   YEAR ENDED DECEMBER 31,
                                     ----------------------------------------------------
                                     1997       1996       1995       1994       1993(1)
-----------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $   5.09   $   4.91   $   4.60   $   5.12   $  5.00
-----------------------------------------------------------------------------------------
Income (loss) from investment
operations:
Net investment income                     .39        .38        .38        .35       .10
Net realized and unrealized gain
(loss)                                    .04        .19        .30       (.54)      .11
-----------------------------------------------------------------------------------------
Total income (loss) from investment
operations                                .43        .57        .68       (.19)      .21
-----------------------------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.39)      (.39)      (.37)      (.32)     (.09 )
Distributions from net realized
gain                                     (.01)        --         --       (.01)       --
-----------------------------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.40)      (.39)      (.37)      (.33)     (.09 )
-----------------------------------------------------------------------------------------
Net asset value, end of period       $   5.12   $   5.09   $   4.91   $   4.60   $  5.12
                                     --------   --------   --------   --------   --------
                                     --------   --------   --------   --------   --------
-----------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)      8.71%     12.07%     15.33%     (3.78)%    4.25%
-----------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $207,839   $118,716   $ 60,098   $ 20,320   $ 9,887
-----------------------------------------------------------------------------------------
Average net assets (in thousands)    $159,934   $ 82,604   $ 37,698   $ 15,389   $ 4,259
-----------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    8.23%      8.48%      9.32%      8.36%     5.67%(3)
Expenses                                 0.83%      0.85%      0.85%      0.87%     0.96%(3)
-----------------------------------------------------------------------------------------
Portfolio turnover rate(4)              149.7%     144.3%      87.0%     136.6%     10.9%

1. For the period from May 3, 1993 (commencement of operations) to December 31, 1993.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $280,894,743 and $221,120,528, respectively.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS - OPPENHEIMER GROWTH & INCOME FUND FINANCIAL HIGHLIGHTS

                                        YEAR ENDED DECEMBER 31,
                                     ------------------------------
                                     1997       1996       1995(1)
-------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of
period                               $  16.37   $  12.51   $  10.00
-------------------------------------------------------------------
Income from investment operations:
Net investment income                     .19        .14        .01
Net realized and unrealized gain         4.91       3.91       2.52
-------------------------------------------------------------------
Total income from investment
operations                               5.10       4.05       2.53
-------------------------------------------------------------------
Dividends and distributions to
shareholders:
Dividends from net investment
income                                   (.17)      (.14)      (.02)
Distributions from net realized
gain                                     (.72)      (.05)        --
-------------------------------------------------------------------
Total dividends and distributions
to shareholders                          (.89)      (.19)      (.02)
-------------------------------------------------------------------
Net asset value, end of period       $  20.58   $  16.37   $  12.51
                                     --------   --------   --------
                                     --------   --------   --------
-------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(2)     32.48%     32.51%     25.25%
-------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in
thousands)                           $155,368   $ 47,009   $  4,288
-------------------------------------------------------------------
Average net assets (in thousands)    $ 94,906   $ 21,562   $  1,809
-------------------------------------------------------------------
Ratios to average net assets:
Net investment income                    1.15%      1.41%      0.50%(3)
Expenses                                 0.83%      1.00%      2.07%(3)
-------------------------------------------------------------------
Portfolio turnover rate(4)               78.5%     112.6%      23.7%
Average brokerage commission
rate(5)                              $ 0.0602   $ 0.0618   $ 0.0598

1. For the period from July 5, 1995 (commencement of operations) to December 31, 1995.

2. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year. Total return information does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

3. Annualized.

4. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended December 31, 1997 were $155,403,150 and $71,649,903, respectively.

5. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.

See accompanying Notes to Financial Statements.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer Money Fund (OMF), Oppenheimer High Income Fund (OHIF), Oppenheimer Bond Fund (OBF), Oppenheimer Capital Appreciation Fund (OCAP), Oppenheimer Growth Fund (OGF), Oppenheimer Multiple Strategies Fund (OMSF), Oppenheimer Global Securities Fund (OGSF), Oppenheimer Strategic Bond Fund (OSBF) and Oppenheimer Growth & Income Fund (OGIF) (collectively, the Funds) are separate series of Oppenheimer Variable Account Funds (the Trust), a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust's investment advisor is OppenheimerFunds, Inc. (the Manager). The following is a summary of significant accounting policies consistently followed by the Funds. The Funds' objectives are as follows:

OPPENHEIMER MONEY FUND seeks the maximum current income from investments in "money market" securities consistent with low capital risk and the maintenance of liquidity.

OPPENHEIMER HIGH INCOME FUND seeks a high level of current income from investment in high yield fixed-income securities.

OPPENHEIMER BOND FUND seeks a high level of current income from investments in high yield fixed-income securities rated "Baa" or better by Moody's or "BBB" or better by Standard & Poor's.

OPPENHEIMER CAPITAL APPRECIATION FUND seeks to achieve capital appreciation by investing in "growth-type" companies.

OPPENHEIMER GROWTH FUND seeks to achieve capital appreciation by investing in securities of well-known established companies.

OPPENHEIMER MULTIPLE STRATEGIES FUND seeks a total investment return which includes current income as well as capital appreciation in the value of its shares from investments in common stocks and other equity securities, bonds and other debt securities, and "money market" securities.

OPPENHEIMER GLOBAL SECURITIES FUND seeks long-term capital appreciation by investing a substantial portion of assets in securities of foreign issuers, "growth-type" companies, cyclical industries and special institutions which are considered to have appreciation possibilities.

OPPENHEIMER STRATEGIC BOND FUND seeks a high level of current income principally derived from interest on debt securities and to enhance such income by writing covered call options on debt securities.

OPPENHEIMER GROWTH & INCOME FUND seeks a high total return, which includes growth in the value of its shares, as well as current income from equity and debt securities.
--------------------------------------------------------------------------------
INVESTMENT VALUATION. Portfolio securities of OMF are valued on the basis of amortized cost, which approximates market value. Portfolio securities of OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale on the prior trading date if it is

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
STRUCTURED NOTES. OHIF and OSBF invest in commodity, foreign currency and index-linked structured notes whereby the market value and redemption price are linked to commodity indices, foreign currency exchange rates and bond indices. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in values of the securities are recorded as unrealized gains and losses in the accompanying financial statements. During the year ended December 31, 1997, the market value of these securities comprised an average of 5% for OHIF and OSBF, and resulted in realized and unrealized losses of $646,867 for OHIF and $872,513 for OSBF.
--------------------------------------------------------------------------------
SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by OHIF, OBF, OMSF, OSBF and OGIF on a forward commitment or when-issued basis can take place a month or more after the transaction date. During the period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Funds maintain, in segregated accounts with the custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Funds' net asset values to the extent the Funds make such purchases while remaining substantially fully invested. As of December 31, 1997, OHIF, OBF, OMSF and OSBF had entered into outstanding when-issued or forward commitments as shown below:

                                                                               OUTSTANDING WHEN-ISSUED
                                                                               OR
                                                                               FORWARD COMMITMENTS
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                                                               $  1,480,181
Oppenheimer Bond Fund                                                                       122,707,112
Oppenheimer Multiple Strategies Fund                                                         12,187,250
Oppenheimer Strategic Bond Fund                                                              30,736,603

In connection with their ability to purchase securities on a when-issued or forward commitment basis, OHIF, OBF and OSBF may enter into mortgage "dollar-rolls" in which the Funds sell securities for delivery in the current month and simultaneously contract with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Funds record each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
SECURITY CREDIT RISK. OHIF, OMSF and OSBF invest in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Funds may acquire securities in default, and are not obligated to dispose of securities whose issuers subsequently default. At December 31, 1997, securities with an aggregate market value of $227,391, representing 0.11% of OSBF's net assets, were in default.
--------------------------------------------------------------------------------
FOREIGN CURRENCY TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. Prices of securities purchased by OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF that are denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions. For OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF, the effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Funds' Statements of Operations.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS. The Funds require the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Funds may be delayed or limited.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

FEDERAL TAXES. The Trust intends for each Fund to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders of OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF are recorded on the ex-dividend date. OMF intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, OMF may withhold dividends or make distributions of net realized gains.
--------------------------------------------------------------------------------
CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of premium amortization, paydown gains and losses and the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Funds.

The Funds adjusted the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Changes in classification during the year ended December 31, 1997 are shown below:

                                                     ADJUSTMENTS FOR THE YEAR ENDED DECEMBER 31, 1997
                                                   ----------------------------------------------------
                                                                      INCREASE
                                                   INCREASE           (DECREASE)
                                                   (DECREASE)         IN ACCUMULATED    INCREASE
                                                   IN UNDISTRIBUTED   NET REALIZED      (DECREASE)
                                                   NET                GAIN              IN PAID-IN
                                                   INVESTMENT INCOME  ON INVESTMENTS    CAPITAL
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                       $ (451,938)        $   970,781             $(518,843)
Oppenheimer Bond Fund                              (2,327,492)          1,641,033               686,459
Oppenheimer Capital Appreciation Fund                 (44,906)             44,906                    --
Oppenheimer Growth Fund                               (61,766)            120,736               (58,970)
Oppenheimer Multiple Strategies Fund                 (232,410)            232,410                    --
Oppenheimer Global Securities Fund                  6,462,546          (6,457,702)               (4,844)
Oppenheimer Strategic Bond Fund                      (367,471)            367,376                    95
Oppenheimer Growth & Income Fund                       (1,033)              1,033                    --

--------------------------------------------------------------------------------
OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased by OHIF, OBF, OMSF, OGSF, OSBF and OGIF is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate, and a market adjustment is made periodically.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Funds have authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED                       YEAR ENDED
                                                  DECEMBER 31, 1997                DECEMBER 31, 1996
                                            ------------------------------   ------------------------------
OPPENHEIMER MONEY FUND                      SHARES          AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                         390,437,217    $ 390,437,217     304,073,729    $  304,073,729
Dividends and distributions reinvested         6,901,000        6,901,000       4,923,661         4,923,661
Issued in connection with the acquisition
of
Panorama Series Fund, Inc. -                          --               --              --                --
Money Market Portfolio - Note 9                       --               --      63,968,818        63,968,791
Redeemed                                    (400,273,601)    (400,273,601)   (308,637,087)     (308,637,087)
                                            -------------   --------------   -------------   --------------
Net increase (decrease)                       (2,935,384)   $  (2,935,384)     64,329,121    $   64,329,094
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER HIGH INCOME FUND
------------------------------------------------------------------------------------------------------
Sold                                          14,372,458    $ 163,481,515       9,857,582    $  107,788,590
Dividends and distributions reinvested         1,658,451       18,684,961       1,412,713        15,283,448
Redeemed                                      (7,919,351)     (89,671,819)     (6,635,862)      (72,550,951)
                                            -------------   --------------   -------------   --------------
Net increase                                   8,111,558    $  92,494,657       4,634,433    $   50,521,087
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER BOND FUND
------------------------------------------------------------------------------------------------------
Sold                                          12,079,029    $ 142,326,116      10,037,878    $  116,328,846
Dividends and distributions reinvested         2,509,897       29,264,275       1,774,316        20,314,347
Issued in connection with the acquisition
of:
Panorama Series Fund, Inc. -                          --               --              --                --
Income Portfolio - Note 9                             --               --       9,249,653       107,187,159
Panorama Series Fund, Inc. -                          --               --              --                --
Government Securities Portfolio - Note 9              --               --           4,237            48,557
JP Investment Grade Bond Fund, Inc. - Note
9                                                     --               --       2,594,896        30,151,368
Redeemed                                      (7,613,095)     (89,294,128)     (4,827,959)      (55,937,445)
                                            -------------   --------------   -------------   --------------
Net increase                                   6,975,831    $  82,296,263      18,833,021    $  218,092,832
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER CAPITAL APPRECIATION FUND
------------------------------------------------------------------------------------------------------
Sold                                           9,511,150    $ 368,762,665      12,247,492    $  455,862,164
Dividends and distributions reinvested           952,236       32,014,171         643,582        22,422,394
Redeemed                                      (4,981,695)    (193,507,968)     (6,453,749)     (237,187,104)
                                            -------------   --------------   -------------   --------------
Net increase                                   5,481,691    $ 207,268,868       6,437,325    $  241,097,454
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                      YEAR ENDED                       YEAR ENDED
                                                  DECEMBER 31, 1997                DECEMBER 31, 1996
                                            ------------------------------   ------------------------------
OPPENHEIMER GROWTH FUND                     SHARES          AMOUNT           SHARES          AMOUNT
------------------------------------------------------------------------------------------------------
Sold                                          10,437,357    $ 313,824,006       5,738,355    $  144,756,556
Dividends and distributions reinvested           720,274       18,842,365         430,280        10,016,909
Issued in connection with the acquisition
of JP Capital Appreciation Fund, Inc. -
Note 9                                                --               --       3,293,050        90,009,399
Redeemed                                      (6,429,313)    (191,417,975)     (3,964,366)      (99,657,552)
                                            -------------   --------------   -------------   --------------
Net increase                                   4,728,318    $ 141,248,396       5,497,319    $  145,125,312
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER MULTIPLE STRATEGIES FUND
------------------------------------------------------------------------------------------------------
Sold                                           6,728,904    $ 110,124,465       5,556,735    $   83,206,142
Dividends and distributions reinvested         2,517,354       39,597,113       2,062,453        30,564,114
Redeemed                                      (2,765,980)     (45,296,683)     (2,838,629)      (42,497,621)
                                            -------------   --------------   -------------   --------------
Net increase                                   6,480,278    $ 104,424,895       4,780,559    $   71,272,635
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER GLOBAL SECURITIES FUND
------------------------------------------------------------------------------------------------------
Sold                                          17,881,768    $ 354,780,849      14,595,634    $  237,535,239
Dividends and distributions reinvested           446,370        8,181,958              --                --
Redeemed                                      (6,390,329)    (127,270,051)     (5,717,318)      (92,429,081)
                                            -------------   --------------   -------------   --------------
Net increase                                  11,937,809    $ 235,692,756       8,878,316    $  145,106,158
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER STRATEGIC BOND FUND
------------------------------------------------------------------------------------------------------
Sold                                          18,907,314    $  96,727,423      12,624,581    $   63,274,177
Dividends and distributions reinvested         2,528,920       12,861,470       1,387,256         6,891,899
Redeemed                                      (4,147,991)     (21,213,934)     (2,946,444)      (14,660,178)
                                            -------------   --------------   -------------   --------------
Net increase                                  17,288,243    $  88,374,959      11,065,393    $   55,505,898
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER GROWTH & INCOME FUND
------------------------------------------------------------------------------------------------------
Sold                                           5,209,743    $  95,997,603       2,942,183    $   43,552,642
Dividends and distributions reinvested           216,162        3,646,792          21,023           322,909
Redeemed                                        (745,544)     (13,620,674)       (435,180)       (6,491,090)
                                            -------------   --------------   -------------   --------------
Net increase                                   4,680,361    $  86,023,722       2,528,026    $   37,384,461
                                            -------------   --------------   -------------   --------------
                                            -------------   --------------   -------------   --------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND LOSSES ON INVESTMENTS

At December 31, 1997, net unrealized appreciation or depreciation on investments and options written consisted of the following:

                                                                                     OPPENHEIMER
                                                   OPPENHEIMER                       CAPITAL
                                                   HIGH INCOME      OPPENHEIMER      APPRECIATION     OPPENHEIMER
                                                   FUND             BOND FUND        FUND             GROWTH FUND
------------------------------------------------------------------------------------------------------
Gross appreciation                                 $  12,810,405    $  15,832,646    $ 183,508,779    $  106,896,721
Gross depreciation                                     2,338,571        4,763,579       16,768,494        15,647,219
                                                   --------------   --------------   --------------   --------------
Net unrealized appreciation                        $  10,471,834    $  11,069,067    $ 166,740,285    $   91,249,502
                                                   --------------   --------------   --------------   --------------
                                                   --------------   --------------   --------------   --------------

                                                   OPPENHEIMER      OPPENHEIMER
                                                   MULTIPLE         GLOBAL           OPPENHEIMER      OPPENHEIMER
                                                   STRATEGIES       SECURITIES       STRATEGIC BOND   GROWTH &
                                                   FUND             FUND             FUND             INCOME FUND
------------------------------------------------------------------------------------------------------
Gross appreciation                                 $ 112,337,379    $ 144,961,412    $   5,930,571    $   22,519,758
Gross depreciation                                    14,900,777       29,993,377        4,181,155         4,267,458
                                                   --------------   --------------   --------------   --------------
Net unrealized appreciation                        $  97,436,602    $ 114,968,035    $   1,749,416    $   18,252,300
                                                   --------------   --------------   --------------   --------------
                                                   --------------   --------------   --------------   --------------

--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreements with the Trust. For OHIF, OBF, OCAP, OGF, OMSF, OGSF, OSBF and OGIF, the annual fees are 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million and 0.60% of average annual net assets over $800 million. In addition, management fees for OHIF, OBF and OSBF are 0.50% of average annual net assets in excess of $1 billion. Management fees for OMF are 0.45% of the first $500 million of average annual net assets, 0.425% of the next $500 million, 0.40% of the next $500 million and 0.375% of average annual net assets in excess of $1.5 billion. For OSBF, the Manager has agreed to limit the management fee charged so that the ordinary operating expenses of the Fund will not exceed 1.0% of its average net assets in any fiscal year.

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

The Funds (except OMF) use forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Funds generally enter into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Funds may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Funds will realize a gain or loss upon the closing or settlement of the forward transaction.

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statements of Investments where applicable. Unrealized appreciation or depreciation on forward contracts is reported in the Statements of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Funds' Statements of Operations.

Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)
At December 31, 1997, outstanding forward contracts were as follows:

                                                                    VALUATION AS
                               EXPIRATION     CONTRACT              OF DECEMBER    UNREALIZED   UNREALIZED
OPPENHEIMER HIGH INCOME FUND   DATES          AMOUNT (000'S)        31, 1997       APPRECIATION DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-----------------------------
German Mark (DEM)              1/2/98            16,138  DEM        $ 8,975,065    $      --        $  53,947
                                                                                   -----------  -------------
CONTRACTS TO SELL
-----------------------------
Canadian Dollar (CAD)          1/21/98            2,375  CAD          1,661,542           --            8,448
German Mark (DEM)              2/19/98           23,080  DEM         12,883,786       44,714               --
Indonesian Rupiah (IDR)        2/10/98        2,055,000  IDR            384,240      166,530               --
                                                                                   -----------  -------------
                                                                                     211,244            8,448
                                                                                   -----------  -------------
Total Unrealized Appreciation and Depreciation                                     $ 211,244        $  62,395
                                                                                   -----------  -------------
                                                                                   -----------  -------------

OPPENHEIMER BOND FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-----------------------------
Canadian Dollar (CAD)          1/21/98            4,000  CAD        $ 2,798,387    $  82,235        $   1,078
German Mark (DEM)              1/20/98            1,600  DEM            891,392       39,582               --
Greek Drachma (GRD)            1/15/98          168,876  GRD            593,250        6,750               --
Indonesian Rupiah (IDR)        2/10/98-4/6/98   911,340  IDR            169,866       60,641            1,725
Japanese Yen (JPY)             1/12/98           12,400  JPY             95,387        4,722               --
South African Rand (ZAR)       1/29/98            8,446  ZAR          1,712,542           41               --
                                                                                   -----------  -------------
Total Unrealized Appreciation and Depreciation                                     $ 193,971        $   2,803
                                                                                   -----------  -------------
                                                                                   -----------  -------------

OPPENHEIMER GLOBAL SECURITIES FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-----------------------------
French Franc (FRF)             3/24/98          228,832  FRF        $38,246,095    $  311,565       $      --
Japanese Yen (JPY)             5/26/98        4,919,200  JPY         38,514,965     1,485,035              --
Swiss Franc (CHF)              7/6/98            57,156  CHF         39,996,909         3,090              --
                                                                                   -----------  -------------
Total Unrealized Appreciation                                                      $1,799,690       $      --
                                                                                   -----------  -------------
                                                                                   -----------  -------------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
5. FORWARD CONTRACTS (CONTINUED)

                                                                      VALUATION AS
OPPENHEIMER STRATEGIC BOND     EXPIRATION       CONTRACT              OF DECEMBER    UNREALIZED   UNREALIZED
FUND                           DATES            AMOUNT (000'S)        31, 1997       APPRECIATION DEPRECIATION
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-----------------------------
Canadian Dollar (CAD)          1/20/98              3,594  CAD        $ 2,514,335    $      --        $  32,003
German Mark (DEM)               1/2/98                215  DEM            119,668           --              719
                                                                                     -----------  -------------
                                                                                            --           32,722
                                                                                     -----------  -------------
CONTRACTS TO SELL
-----------------------------
Australian Dollar (AUD)        1/14/98-1/30/98      6,724  AUD          4,383,521      290,647               --
Canadian Dollar (CAD)          1/21/98                515  CAD            360,292       15,192               --
German Mark (DEM)              2/19/98                605  DEM            337,725        4,562               --
Greek Drachma (GRD)            1/15/98             27,584  GRD             96,901        1,102               --
Indonesian Rupiah (IDR)        2/10/98-3/24/98  1,333,500  IDR            248,972       96,149              302
Irish Punt (IEP)               1/20/98-1/30/98        558  IEP            793,708       36,517               --
Japanese Yen (JPY)             3/23/98            163,000  JPY          1,263,813       27,327               --
Malaysian Ringgit (MYR)         2/3/98              1,558  MYR            401,436       38,564               --
Mexican Peso (MXP)             3/31/98                838  MXP            103,489           --            3,489
New Zealand Dollar (NZD)       1/28/98-2/11/98      2,885  NZD          1,669,373       85,553               --
South African Rand (ZAR)       1/26/98              2,600  ZAR            530,336           --              327
                                                                                     -----------  -------------
                                                                                       595,613            4,118
                                                                                     -----------  -------------
Total Unrealized Appreciation and Depreciation                                       $ 595,613        $  36,840
                                                                                     -----------  -------------
                                                                                     -----------  -------------

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS

The Funds (except OMF) may buy and sell interest rate futures contracts in order to gain exposure to or protect against changes in interest rates. The Funds may also buy or write put or call options on these futures contracts.

The Funds generally sell futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Funds may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.

Upon entering into a futures contract, the Funds are required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed or expires.

Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statements of Investments. The Statements of Assets and Liabilities reflect a receivable or payable for the daily mark to market for variation margin.

Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
6. FUTURES CONTRACTS (CONTINUED)
At December 31, 1997, outstanding futures contracts were as follows:

                                                                                               UNREALIZED
                                             EXPIRATION     NUMBER OF       VALUATION AS OF    APPRECIATION
OPPENHEIMER BOND FUND                        DATE           CONTRACTS       DECEMBER 31, 1997  (DEPRECIATION)
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-------------------------------------------
U.S. Treasury Nts., 5 yr.                    3/98                  13       $ 1,412,125            $   6,828
U.S. Treasury Nts., 10 yr.                   3/98                  12         1,345,875                9,375
U.S. Treasury Bonds, 30 yr.                  3/98                 285        34,333,594              278,125
                                                                                               -------------
                                                                                                     294,328
                                                                                               -------------
CONTRACTS TO SELL
-------------------------------------------
U.S. Treasury Nts., 2 yr.                    3/98                  22         4,570,500               (9,969)
                                                                                               -------------
                                                                                                   $ 284,359
                                                                                               -------------
                                                                                               -------------


OPPENHEIMER STRATEGIC BOND FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO PURCHASE
-------------------------------------------
U.S. Treasury Nts., 5 yr.                    3/98                  50       $ 5,431,250        $      25,781
U.S. Treasury Nts., 10 yr.                   3/98                 157        17,608,531              122,656
U.S. Treasury Bonds, 30 yr.                  3/98                 100        12,046,875              141,063
                                                                                               -------------
                                                                                                     289,500
                                                                                               -------------
CONTRACTS TO SELL
-------------------------------------------
German Government Bonds                      3/98                   4           579,463               (2,725)
Gold 100 oz.                                 6/98                   1            29,360                1,820
Standard & Poors 500 Index                   3/98                  14         3,426,850               14,900
                                                                                               -------------
                                                                                                      13,995
                                                                                               -------------
                                                                                               $     303,495
                                                                                               -------------
                                                                                               -------------

OPPENHEIMER GLOBAL SECURITIES FUND
------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL
-------------------------------------------
Standard & Poors 500 Index Futures           3/98                  82        $20,071,550           $(148,871)

--------------------------------------------------------------------------------
7. OPTION ACTIVITY

The Funds (except OMF) may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

The Funds generally purchase put options or write covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Funds receive a premium and become obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Funds will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
7. OPTION ACTIVITY (CONTINUED)
Securities designated to cover outstanding call options are noted in the Statements of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statements of Investments. Options written are reported as a liability in the Statements of Assets and Liabilities. Gains and losses are reported in the Statements of Operations.

The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

Written option activity for the year ended December 31, 1997 was as follows:

                                                            CALL OPTIONS                    PUT OPTIONS
                                                   ------------------------------   ----------------------------
                                                   NUMBER OF       AMOUNT OF        NUMBER OF         AMOUNT OF
OPPENHEIMER HIGH INCOME FUND                       OPTIONS         PREMIUMS         OPTIONS           PREMIUMS
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996               2,460,530   $       42,285                --   $      --
Options written                                      173,558,037          477,850        64,036,345      58,865
Options closed or expired                           (175,634,322)        (464,709)      (16,136,255)    (33,534)
Options exercised                                       (384,245)         (55,426)      (47,900,090)    (25,331)
                                                   -------------   --------------   ---------------   ----------
Options outstanding at December 31, 1997                      --   $           --                --   $      --
                                                   -------------   --------------   ---------------   ----------
                                                   -------------   --------------   ---------------   ----------


OPPENHEIMER BOND FUND
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996               6,199,750   $       80,185                --   $      --
Options written                                      112,600,092          848,642        61,722,790     117,129
Options closed or expired                           (118,009,842)        (921,295)      (54,072,790)    (75,278)
Options exercised                                       (790,000)          (7,532)       (7,650,000)    (41,851)
                                                   -------------   --------------   ---------------   ----------
Options outstanding at December 31, 1997                      --   $           --                --   $      --
                                                   -------------   --------------   ---------------   ----------
                                                   -------------   --------------   ---------------   ----------

OPPENHEIMER MULTIPLE STRATEGIES FUND
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996                   4,569   $    1,235,136                --   $      --
Options written                                           13,114        3,551,560                --          --
Options closed or expired                                 (7,680)      (1,917,115)               --          --
Options exercised                                         (3,947)      (1,071,732)               --          --
                                                   -------------   --------------   ---------------   ----------
Options outstanding at December 31, 1997                   6,056   $    1,797,849                --   $      --
                                                   -------------   --------------   ---------------   ----------
                                                   -------------   --------------   ---------------   ----------

OPPENHEIMER STRATEGIC BOND FUND
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996               9,375,291   $      111,246               375   $   8,992
Options written                                      126,239,395          643,389     1,808,805,495     174,556
Options closed or expired                           (133,489,381)        (239,934)   (1,257,985,870)   (135,791)
Options exercised                                     (2,124,905)        (511,022)     (326,000,000)    (16,711)
                                                   -------------   --------------   ---------------   ----------
Options outstanding at December 31, 1997                     400   $        3,679       224,820,000   $  31,046
                                                   -------------   --------------   ---------------   ----------
                                                   -------------   --------------   ---------------   ----------

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
7. OPTION ACTIVITY (CONTINUED)

                                                            CALL OPTIONS                    PUT OPTIONS
                                                   ------------------------------   ----------------------------
                                                   NUMBER OF       AMOUNT OF        NUMBER OF         AMOUNT OF
OPPENHEIMER GROWTH & INCOME FUND                   OPTIONS         PREMIUMS         OPTIONS           PREMIUMS
------------------------------------------------------------------------------------------------------
Options outstanding at December 31, 1996                      --   $           --                --   $      --
Options written                                            2,525          421,955             1,170     168,966
Options closed or expired                                 (1,080)        (207,516)           (1,107)   (151,583)
Options exercised                                           (565)        (152,681)              (63)     (9,383)
                                                   -------------   --------------   ---------------   ----------
Options outstanding at December 31, 1997                     880   $       61,758                --   $      --
                                                   -------------   --------------   ---------------   ----------
                                                   -------------   --------------   ---------------   ----------

--------------------------------------------------------------------------------
8. ILLIQUID AND RESTRICTED SECURITIES

At December 31, 1997, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily-available market or if its valuation has not changed for a certain period of time. The Funds intend to invest no more than 10% of their net assets (determined at the time of purchase and reviewed periodically) in illiquid and restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limit. The aggregate value of illiquid and restricted securities subject to this 10% limitation at December 31, 1997 are shown below:

                                                                                             PERCENTAGE OF
                                                                              AMOUNT         NET ASSETS
------------------------------------------------------------------------------------------------------
Oppenheimer High Income Fund                                                   $21,897,438            7.52%
Oppenheimer Bond Fund                                                           49,719,055            9.56
Oppenheimer Multiple Strategies Fund                                             6,979,490            1.09
Oppenheimer Global Securities Fund                                               1,749,542            0.18
Oppenheimer Strategic Bond Fund                                                 10,129,223            4.87
Oppenheimer Growth & Income Fund                                                 3,147,500            2.03

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
8. ILLIQUID AND RESTRICTED SECURITIES (CONTINUED)
Information concerning restricted securities is as follows:

OPPENHEIMER HIGH INCOME FUND

The aggregate value of restricted securities is $3,045,689.

                                                                                      VALUATION
                                                        ACQUISITION     COST PER      PER UNIT AS OF
SECURITY                                                DATE            UNIT          DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------
BONDS
------------------------------------------------------
ECM Fund, L.P. I., 14% Sub. Nts., 6/10/02               4/14/92            100.00%               100.25%
STOCKS AND WARRANTS
------------------------------------------------------
ECM Fund, L.P. I.                                       4/14/92         $1,000.00             $1,102.50
CGA Group Ltd., Preferred                               6/17/97             25.00                 25.00
CGA Group Ltd. Wts., Exp. 12/49                         6/17/97               .00                   .50
Omnipoint Corp.                                         1/26/96             16.00                 22.21
Omnipoint Corp. Wts., Exp. 11/00                        11/29/95              .00                 22.21

OPPENHEIMER BOND FUND

The aggregate value of restricted securities is $1,172,800.

                                                                                      VALUATION
                                                        ACQUISITION     COST PER      PER UNIT AS OF
SECURITY                                                DATE            UNIT          DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------
BONDS
------------------------------------------------------
Merrill Lynch & Co., Inc., Units, 9.75%, 6/15/99         5/15/95           110.05%               117.28%

OPPENHEIMER STRATEGIC BOND FUND

The aggregate value of restricted securities is $408,000.

                                                                                      VALUATION
                                                        ACQUISITION     COST PER      PER UNIT AS OF
SECURITY                                                DATE            UNIT          DECEMBER 31, 1997
------------------------------------------------------------------------------------------------------
STOCKS AND WARRANTS
------------------------------------------------------
CGA Group Ltd. Preferred                                 6/17/97        $   25.00             $   25.00
CGA Group Ltd. Wts., Exp. 12/49                          6/17/97              .00                   .50

--------------------------------------------------------------------------------
9. ACQUISITIONS

On June 3, 1996, OMF acquired a portion of the net assets of Panorama Series Fund, Inc. - Money Market Portfolio. The Fund issued 49,302,270 shares of beneficial interest, valued at $49,302,270, in exchange for the net assets, resulting in combined net assets of $113,051,628 on June 3, 1996.

On December 2, 1996, OMF acquired the remaining net assets of Panorama Series Fund, Inc. - Money Market Portfolio. The Fund issued 14,666,548 shares of beneficial interest, valued at $14,666,521, in exchange for the net assets, resulting in combined net assets of $124,845,270 on December 2, 1996.

On May 1, June 3 and December 2, 1996, OBF acquired all the net assets of Panorama Series Fund, Inc. - Income Portfolio. The Fund issued 12,999, 6,743,062 and 2,493,592 shares of beneficial interest, respectively, valued at $148,965, $77,208,064 and $29,830,130, respectively, in exchange for the net assets, resulting in combined net assets of $227,552,225, $308,666,225 and $396,656,585.

OPPENHEIMER VARIABLE ACCOUNT FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
9. ACQUISITIONS (CONTINUED)
On May 1, 1996, OBF acquired a portion of the net assets of Panorama Series Fund, Inc. - Government Securities Portfolio. The Fund issued 4,237 shares of beneficial interest valued at $48,557, in exchange for the net assets, resulting in combined net assets of $227,552,225 on May 1, 1996.

On December 20, 1996, OBF acquired all the net assets of JP Investment Grade Bond Fund, Inc., pursuant to an agreement and plan of reorganization approved by the JP Investment Grade Bond Fund, Inc. shareholders on December 3, 1996. The Fund issued 2,594,896 shares of beneficial interest valued at $30,151,368, in exchange for the net assets, resulting in combined net assets of $426,447,902 on December 20, 1996. The net assets acquired included net unrealized appreciation of $1,017,069. The exchange qualified as a tax-free reorganization for federal income tax purposes.

On December 20, 1996, OGF acquired all the net assets of JP Capital Appreciation Fund, Inc., pursuant to an agreement and plan of reorganization approved by the JP Capital Appreciation Fund, Inc. shareholders on December 3, 1996. The Fund issued 3,293,050 shares of beneficial interest, valued at $90,009,399, in exchange for the net assets, resulting in combined net assets of $289,484,969 on December 20, 1996. The net assets acquired included net unrealized appreciation of $19,087,888. The exchange qualified as a tax-free reorganization for federal income tax purposes.

--------------------------------------------------------------------------------
10. INTEREST RATE SWAP TRANSACTIONS

OSBF entered into an interest rate swap transaction to seek to maintain a total return or yield spread on a particular investment or portion of its portfolio, or for other non-speculative purposes. Interest rate swaps involve the exchange of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The coupon payments are based on an agreed upon principal amount and a specified index. Because the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as a notional principal amount. The Fund records an increase or decrease to interest income, the amount due or owed by the Fund at termination or settlement. The Fund enters into swaps only on securities it owns. Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. The Fund segregates liquid assets to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive.

As of December 31, 1997, OSBF had entered into the following interest rate swap agreement:

                                                 FLOATING
                                     RATE PAID   RATE
                                     BY THE      RECEIVED
                                     FUND        BY THE                                         NET
                          NOTIONAL   AT          FUND AT                            TERMINATION UNREALIZED
SWAP COUNTERPARTY         PRINCIPAL  12/31/97    12/31/97    FLOATING RATE INDEX    DATE        LOSS
------------------------------------------------------------------------------------------------------
Morgan Guaranty Trust
Co.                       1,110,000  7.50%       7.31%       New Zealand Bank Bill  12/8/00       $13,161

OPPENHEIMER VARIABLE ACCOUNT FUNDS
INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

The Board of Trustees and Shareholders of Oppenheimer Variable Account Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund (all of which are series of Oppenheimer Variable Account Funds) as of December 31, 1997, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1997 and 1996, and the financial highlights for the applicable periods ended December 31, 1997, 1996, 1995, 1994 and 1993. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1997 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Money Fund, Oppenheimer High Income Fund, Oppenheimer Bond Fund, Oppenheimer Capital Appreciation Fund, Oppenheimer Growth Fund, Oppenheimer Multiple Strategies Fund, Oppenheimer Global Securities Fund, Oppenheimer Strategic Bond Fund and Oppenheimer Growth & Income Fund at December 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Denver, Colorado
January 23, 1998

Oppenheimer Variable Account Funds
Federal Income Tax Information (Unaudited)

--------------------------------------------------------------------------------

In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during calendar year 1997. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

Certain distributions paid on March 24, 1997, were designated as a capital gain distribution in the "28% Rate Group" for federal income tax purposes as shown in the table below. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

Dividends paid by the Funds during the fiscal year ended December 31, 1997 which are not designated as capital gain distributions should be multiplied by the percentages listed below to arrive at the net amount eligible for the corporate dividend-received deduction.

                                                                    Long-Term Capital  Corporate Dividend-
                                                                    Gain Distribution  Received Deduction
------------------------------------------------------------------------------------------------------
Oppenheimer Money Fund                                                        N/A                 N/A
Oppenheimer High Income Fund                                            $   0.008                3.98%
Oppenheimer Bond Fund                                                         N/A                0.77%
Oppenheimer Capital Appreciation Fund                                   $   1.250               25.10%
Oppenheimer Growth Fund                                                 $   1.063               10.53%
Oppenheimer Multiple Strategies Fund                                    $   0.443               12.26%
Oppenheimer Global Securities Fund                                            N/A                6.73%
Oppenheimer Strategic Bond Fund                                         $   0.008                1.67%
Oppenheimer Growth & Income Fund                                        $   0.008                9.04%

The foregoing information is presented to assist shareholders in reporting distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in the state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

Oppenheimer Variable Account Funds

------------------------------------------------------------------------------------------------------
Officers and Trustees      James C. Swain, Chairman and Chief Executive Officer
                           Bridget A. Macaskill, President and Trustee
                           Robert G. Avis, Trustee
                           William A. Baker, Trustee
                           Charles Conrad, Jr., Trustee
                           Jon S. Fossel, Trustee
                           Sam Freedman, Trustee
                           Raymond J. Kalinowski, Trustee
                           C. Howard Kast, Trustee
                           Robert M. Kirchner, Trustee
                           Ned M. Steel, Trustee
                           George C. Bowen, Vice President, Treasurer and Assistant Secretary
                           Andrew J. Donohue, Vice President and Secretary
                           Paul LaRocco, Vice President
                           Robert J. Milnamow, Vice President
                           David P. Negri, Vice President
                           Jane Putnam, Vice President
                           Richard H. Rubinstein, Vice President
                           Arthur P. Steinmetz, Vice President
                           Dorothy G. Warmack, Vice President
                           William Wilby, Vice President
                           Robert J. Bishop, Assistant Treasurer
                           Scott T. Farrar, Assistant Treasurer
                           Robert G. Zack, Assistant Secretary

------------------------------------------------------------------------------------------------------
Investment Advisor         OppenheimerFunds, Inc.

------------------------------------------------------------------------------------------------------
Transfer Agent             OppenheimerFunds Services

------------------------------------------------------------------------------------------------------
Custodian of Portfolio     The Bank of New York
Securities

------------------------------------------------------------------------------------------------------
Independent Auditors       Deloitte & Touche LLP

------------------------------------------------------------------------------------------------------
Legal Counsel              Myer, Swanson, Adams & Wolf, P.C.

                           This is a copy of a report to shareholders of Oppenheimer Variable Account
                           Funds. This report must be preceded or accompanied by a Prospectus of
                           Oppenheimer Variable Account Funds. For material information concerning the
                           Funds, see the Prospectus.

                           Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.